THE INSURED SERIES PLAN

LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICIES ISSUED BY
FIRST INVESTORS LIFE INSURANCE COMPANY
95 Wall Street, New York, New York 10005/(212) 858-8200


PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE BUYING OR TAKING ACTION UNDER A POLICY. THIS PROSPECTUS IS VALID ONLY WHEN ATTACHED TO THE CURRENT PROSPECTUS FOR FIRST INVESTORS LIFE SERIES FUND.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                  The date of this Prospectus is April 30, 1999

                                   OVERVIEW

THE POLICY

    This Prospectus describes a Level Premium Variable Life Insurance Policy (the "Policy") that is offered by First Investors Life Insurance Company (referred to hereafter as "First Investors Life," "we," "us" or "our") through our Separate Account B. The Policy provides you with life insurance coverage and the opportunity to invest your net premiums (i.e., premiums less certain fees and charges) in one or more investment options ("Subaccounts") of Separate Account B. For marketing purposes, we call the Policy our Insured Series Plan.

    You are required to pay premiums for only 12 years. After 12 years, you never have to make another premium payment. The Policy stays in force for the life of the insured unless you decide to surrender it. The premiums are level. You decide how much you want to pay each year. Once this amount is set, you pay the same amount each year. This amount can never be increased by us.

    The Policy is "variable." This means that the amount of the insurance coverage, the cash value and the loan value of your Policy may increase or decrease depending on the investment performance of the Subaccount(s) that you select. You bear the entire investment risk with respect to the Policy's cash value, which could decline to zero. However, the death benefit will never be less than the Guaranteed Insurance Amount (adjusted for loans and partial surrenders), if you pay all your premiums.

    We offer nine Subaccounts, from which you may select up to five. Each Subaccount invests in shares of a corresponding "Fund" of First Investors Life Series Fund ("Life Series Fund"), as shown below.

    SEPARATE ACCOUNT                          CORRESPONDING
      B SUBACCOUNT                                FUND
    ----------------                          -------------

   Blue Chip Subaccount                      Blue Chip Fund
   Cash Management Subaccount                Cash Management Fund
   Discovery Subaccount                      Discovery Fund
   Government Subaccount                     Government Fund
   Growth Subaccount                         Growth Fund
   High Yield Subaccount                     High Yield Fund
   International Securities Subaccount       International Securities Fund
   Investment Grade Subaccount               Investment Grade Fund
   Utilities Income Subaccount               Utilities Income Fund

For information on the investment objectives, investment strategies, and investment risks of each Fund, see the Life Series Fund prospectus, which is attached at the end of this prospectus.

    You may also choose to add riders your Policy to increase the death benefit and protect against the risk that you will not be able to make the premium payments due to your own death or disability. These optional riders are described in the section called "Optional Insurance Riders."


    To help you understand how the values of a hypothetical Policy would change over time, we have included some hypothetical illustrations based on certain assumptions we have made. Because your circumstances may vary considerably from our assumptions, your registered representative will also provide you with a similar hypothetical illustration that is more tailored to your own circumstances and wishes. You should keep in mind that replacing existing insurance with the Policy may not benefit you because of, among other things, the cost of the Policy during the first few years.


    If you are not satisfied with your Policy, you may be able to cancel and return it to us for a full refund of any premiums that you have paid. For more details, see the section entitled "Cancellation Rights" in this prospectus.

THE CHARGES AND EXPENSES

    We describe below the fees and charges that you may be required to pay to purchase and maintain the Policy. Immediately thereafter, we describe the fees and expenses of each of the underlying mutual funds that are available as investment options. We guarantee that once you have purchased your policy, we will not increase the amount of your premium payments, the charges that we deduct from your premiums, or the charges that we deduct from your Subaccount(s) for mortality and expense risks.

    Deductions from Premium Payments
    --------------------------------

    We deduct from your premiums for the Policy the fees and charges listed below. We allocate the balance of your premium payments to the Subaccount(s) that you have selected.

    Annual Administrative Charge. We impose a $30 charge on your premium payment each Policy year. The charge is for our annual administrative expenses, including expenses for (1) premium billing and collection, (2) recordkeeping,
(3) processing death benefit claims, (4) cash surrenders, (5) Policy changes, and (6) reporting and other communications to Policyowners.

    Additional First Year Charge. We impose an additional charge in the first Policy year at the rate of $5 per $1,000 of initial face amount of insurance. The charge is for our administrative expenses in issuing the Policy, including expenses for (1) medical examinations, (2) insurance underwriting costs, and (3) processing applications and establishing permanent Policy records.

    Sales Load. We impose a sales charge in issuing a Policy. The charge in any year does not specifically correspond to our sales expenses for that year. The charge will not exceed the following percentages of the annual premium:

            YEARS                     MAXIMUM PERCENTAGES
            -----                     -------------------

              1..............................30%
             2-4.............................10%
         5 and later......................... 6%


    Premiums For Optional Insurance Riders. We will deduct from your premiums any premiums for any optional insurance riders that you have chosen.

    State Premium Tax Charge. This charge varies from state to state. We expect that the average state premium tax rate on premiums for the Policies will be 2%.

    Risk Charge. We impose a maximum risk charge of 1.5% of the premium. The charge insures that the death benefit will always at least equal the guaranteed minimum death benefit.

    Other Charges. We may also deduct two other charges from your premium: (1) an extra premium if you are rated as having a high mortality risk, and (2) an additional charge for premiums if you pay premiums on other than on an annual basis.


    We begin to accrue and deduct all of the above charges on a Policy's issue date. For the fiscal year ended December 31, 1998, we received a total of $5,461,000 for these charges.


    Deductions from the Value of Your Policy
    ----------------------------------------

    Mortality And Expense Risks Charges. We deduct from the value of your Policy a daily charge for the mortality and expense risks that we assume. We compute the charge at an effective annual rate of .50% of the value of Subaccount assets attributable to your Policy.

    The mortality risk that we assume is that the person named as the insured under the Policy will live for a shorter time than we have estimated. In that case, we will not receive enough premium to compensate us for the death benefit we must pay. The expense risk we assume is that the expenses we incur in issuing and administering the Policies will be greater than we have estimated.

    Cost Of Insurance Protection. We deduct a charge for the cost of insurance protection. This amount is determined by the insurance rates applicable to your Policy based upon your age, sex, and other factors as well as the net amount of insurance that is at risk (see "Cost of Insurance Protection").

    Charges For Income Taxes. We do not currently charge for our corporate Federal income taxes that may be attributable to Separate Account B. However, we may impose such a charge in the future. We may also impose charges for other applicable taxes attributable to Separate Account B (see "FEDERAL INCOME TAX INFORMATION").

    Expenses Paid by the Funds
    --------------------------

    The Funds of Life Series Fund (singularly, "Fund," and collectively, "Funds") bear the cost of investment advisory and subadvisory fees, brokerage commissions, transfer taxes and other fees related to securities transactions. While you will not be required to pay any such expenses directly, they are indirectly passed on to you. They are reflected in the net asset value of each Fund's shares.

The following table shows the fees and expenses for each Fund that is available to you:

FUND ANNUAL EXPENSES
(AS A PERCENTAGE OF FUND AVERAGE NET ASSETS)




                                                                              TOTAL FUND       FEE WAIVERS
                                            MANAGEMENT          OTHER         OPERATING       AND/OR EXPENSE            NET
                                              FEES(1)        EXPENSES(2)      EXPENSES(3)    ASSUMPTION(1),(2)       EXPENSES(3)

Blue Chip Fund                                 0.75%           0.07%             0.82%              N/A                  N/A
Cash Management Fund                           0.75            0.24              0.99             0.29%                 0.70
Discovery Fund                                 0.75            0.08              0.83               N/A                   N/A
Government Fund                                0.75            0.12              0.87             0.15                  0.72
Growth Fund                                    0.75            0.07              0.82               N/A                   N/A
High Yield Fund                                0.75            0.08              0.83               N/A                   N/A
International Securities Fund                  0.75            0.40              1.15               N/A                   N/A
Investment Grade Fund                          0.75            0.10              0.85             0.15                  0.70
Utilities Income Fund                          0.75            0.13              0.88             0.15                  0.73




(1) For the fiscal year ended December 31, 1998, the Adviser waived Management Fees in excess of 0.60% for Cash Management Fund, in excess of 0.60% for Government Fund, in excess of 0.60% for Investment Grade Fund, and in excess of 0.60% for Utilities Income Fund. The Adviser has contractually agreed with Life Series Fund to waive Management Fees in excess of 0.60% for Cash Management Fund, in excess of 0.60% for Government Fund, in excess of 0.60% for Investment Grade Fund, in excess of 0.60% for Utilities Income Fund for a period of twelve months commencing on May 1, 1999.

(2) For the fiscal year ended December 31, 1998, the Adviser assumed certain Other Expenses in excess of 0.10% for Cash Management, in excess of 0.10% for Government Fund, and in excess of 0.10% for Investment Grade Fund. The Adviser has contractually agreed with Life Series Fund to assume Other Expenses in excess of 0.10% for Cash Management Fund for a period of twelve months commencing on May 1, 1999.

(3) Each Fund, other than International Securities Fund, has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses or Net Expenses.

WHO WE ARE


    First Investors Life
    --------------------

    First Investors Life, 95 Wall Street, New York, New York 10005 , is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance, annuities, and accident and health insurance. We assume all of the insurance risks under the Policy, and our assets support the Policy's benefits. At December 31, 1998, we had over $1.017 billion of assets and over $3.310 billion of life insurance in force. (See First Investors Life's financial statements under "Financial Statements.")

    First Investors Consolidated Corporation ("FICC") owns all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC"), the underwriter of the policies sold by First Investors Life, and Administrative Data Management Corp., the transfer agent for Life Series Fund ("Transfer Agent"). FICC also owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO"), the adviser of the Life Series Fund. Mr. Glenn O. Head controls FICC and, therefore, controls First Investors Life and the other companies which are owned by FICC.


    We segregate the assets of Separate Account B from our other assets. The assets fall into two categories: (1) assets equal to our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that we charge to Separate Account B. The assets equal to our Policy reserves and liabilities support the Policy. We cannot use these assets to satisfy any of our other liabilities. The assets derived from our charges do not support the Policy, and we can transfer these assets in cash to our General Account. Before making a transfer, we will consider any possible adverse impact that the transfer may have on Separate Account B.

    Separate Account B
    ------------------

    We established Separate Account B on June 4, 1985 under the provisions of the New York Insurance Law. Separate Account B is a separate investment account. Separate Account B has registered with the SEC as a unit investment trust under the 1940 Act.


    We allocate assets to Separate Account B to support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, we do not expect to pay you any capital distributions from the Policies. We value shares of the Funds that the Subaccounts hold at their net asset values.

    Life Series Fund
    ----------------

    Life Series Fund is a diversified open-end management investment company registered under the 1940 Act. Life Series Fund consists of 11 separate Funds, nine of which are available to Policyowners of Separate Account B. Target Maturity 2007 Fund and Target Maturity 2010 Fund are the two Funds of Life Series Fund that are not available to Policyowners of Separate Account B. The Life Series Fund offers its shares only through the purchase of a Policy or a variable annuity contract. It does not offer its shares directly to the general public.


    FIMCO is the investment adviser of each Fund. The Adviser is a New York Corporation located at 95 Wall Street, New York, New York 10005. FIMCO and Life Series Fund have retained Wellington Management Company, 75 State Street, Boston, Massachusetts 02109 to serve as subadviser ("Subadviser") of the International Securities Fund and the Growth Fund. See the Life Series Fund Prospectus for more information about the Adviser and Subadviser.

  RISK AND REWARD CONSIDERATIONS

    The Policy offers you not only insurance protection but also the opportunity to accumulate assets on a tax deferred basis by investing in the underlying investment options. However, there are several important factors that you should consider before making a decision to purchase a Policy.

    1. The Policy involves a long-term commitment on your part. Because most of the fees and charges are paid during the early years, you will generally lose money if you fail to make all premium payments required during the 12 year period. This is illustrated in the hypotheticals that appear at the end of this prospectus. Therefore, you should have the intention and financial ability to complete the program.

    2. With investment opportunity comes investment risk. Each Subaccount will fluctuate in value on a daily basis. The investment objectives, primary investment strategies, and primary risks of the underlying Funds are described in the attached Life Series prospectus.


    3. If you decide to take policy loans, you should be aware that they can have adverse consequences. Among other things, they reduce the death benefit and cash value of your Policy; they may undermine the growth potential of the cash value of your Policy; and they may result in taxable distributions to you if they exceed the cash value of a Policy as a result of a decline in the market value of the underlying investments or for any other reason (see the discussion on Policy Loans).


    4. A surrender of your Policy prior to maturity may have tax implications. You should carefully review the section on "FEDERAL INCOME TAX INFORMATION."


    5. The ability of FIL and its affiliates to process policy-related requests, and render other services could be adversely affected if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. (See "OTHER INFORMATION--Year 2000" for more information.) Additional information on the risks of the Year 2000 may be found in the Life Series Fund prospectus, which is attached at the end of this prospectus.

                             THE POLICY IN DETAIL


    The following discussion summarizes important provisions of the Policy offered by this Prospectus. The discussion generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and cash value are affected if premiums are not duly paid or if a Policy loan is made.

YOUR PREMIUMS

    The Amount of Your Premiums
    ---------------------------


    Subject to our $600 minimum annual premium requirement (which does not include additional premiums for any riders that you may select other than Waiver of Premium), you decide how much you wish to pay in premiums. Once you have decided how much you wish to pay, the premium remains level for all 12 years that you are required to make premium payments. We can never increase the amount. We allocate assets to our General Account to accumulate as a reserve for the contingency that the insured will die when the Guaranteed Insurance Amount exceeds the death benefit payable without such guarantee. In setting premium rates, we took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to our surplus.

The Frequency Of Payment
------------------------

    You pay premiums under the Policy for only 12 years. You may choose to pay these premiums on an annual, semi-annual, quarterly or monthly due date measured from the date of issue of the Policy. Premium payments are due on or before the due dates at our Home Office. If you pay early, we will place your premium payment in our General Account and, on the day that it is due, we will allocate the premium to the Subaccount(s) that you selected.

    You will pay the lowest premium by paying annually. When you pay premiums on other than an annual basis, the aggregate premium amounts for a Policy year are higher, reflecting charges for loss of interest and additional billing and collection expenses. The following table illustrates these premium amounts. We deduct the additional charge from these premiums when we receive them.

                        PREMIUMS ON INSTALLMENT BASIS
                    (AS A PERCENTAGE OF AN ANNUAL PREMIUM)

                                                            AGGREGATE PREMIUMS
        FREQUENCY                     EACH PREMIUM            FOR POLICY YEAR
        ---------                     ------------            ---------------
        Annual...................        100.00%                  100.00%
        Semiannual...............         51.00                   102.00
        Quarterly................         26.00                   104.00
        Pre-authorized Monthly...          8.83                   105.96


    Under the pre-authorized monthly plan ("Lifeline"), your bank automatically makes an electronic funds transfer to us from your bank account to pay your premiums.

     Automatic Premium Loans to Pay Premiums
     ---------------------------------------

    Under the Automatic Premium Loan provision, you pay any premium not paid before the end of the grace period (see definition in "Other Provisions") by an automatic loan against the Policy. The Automatic Premium Loan provision is available only if:


    . you elect the Automatic Premium Loan provision in your application for the Policy or in a written request that we receive at our Home Office at any time when no premium is in default, and


    . the resulting Policy loan and loan interest to the next premium due date do not exceed the maximum loan value of your Policy (see "Policy Loans").

    You may revoke the Automatic Premium Loan Provision at any time by written request that we receive at our Home Office.


ALLOCATION OF YOUR NET PREMIUMS TO INVESTMENT OPTIONS



    When you purchase a Policy, you select the allocation of the net premium (premium less deductions) (see "The Charges And Expenses--Deductions from Premium Payments") to not more than five of the Subaccounts of Separate Account
B. You must allocate at least 10% of the net premium to each Subaccount you select. The actual allocation of net premium occurs on the Policy's issue date and at the beginning of each Policy year after that.


    We offer nine Subaccounts, from which you may select up to five. Each Subaccount in turn invests in the corresponding Fund of Life Series Fund. For information on the investment objectives, investment strategies, and investment risks of the Funds, see the Life Series Fund prospectus which is attached at the end of this prospectus.

    While your premium will never increase, the net amount which is invested in the subaccounts you select will increase over time, as charges and expenses decline. Thus, as time goes by, more of your premium will be invested. As an example, based on the Policies illustrated on page 25 through 27, we would allocate to the selected Subaccount(s) the following amounts for each Policy year:

                              MALE ISSUE       MALE ISSUE       MALE ISSUE
                               AGE 10           AGE 25           AGE 40
BEGINNING                    $600 ANNUAL     $1,200 ANNUAL    $1,800 ANNUAL
OF POLICY                    PREMIUM FOR      PREMIUM FOR      PREMIUM FOR
  YEAR                      STANDARD RISK    STANDARD RISK    STANDARD RISK
---------                   --------------   -------------    -------------

1.......................      $170.81        $  508.46         $  927.23
2-4.....................       489.00         1,008.00          1,527.00
5 and later.............       513.00         1,056.00          1,599.00

THE DEATH BENEFIT


    The death benefit is the amount we pay to your named beneficiary at the death of the person whom you name as the insured. It is the sum of the Guaranteed Insurance Amount (face amount of the Policy) plus, if positive, a Variable Insurance Amount that is based upon the performance of the Subaccounts that you have selected. We increase the death benefit to reflect (1) any insurance on the life of the insured that you may have added by rider and (2) any premium you have paid that applies to a period of time after the Insured's death. We reduce the death benefit to reflect (1) any Policy loan and loan interest and (2) any unpaid premium that applies to a period before the insured's death.


    Generally, we pay the death benefit within seven days after we receive all claim requirements at our Home Office located at 95 Wall Street, New York, NY 10005. We pay interest on death benefit proceeds from the date of death until we pay the death benefit. We pay this interest at the same annual rate that we pay on death benefit proceeds you leave on deposit with us under a Settlement Option. We may pay interest at a higher rate if the law requires.

    The Guaranteed Insurance Amount
    -------------------------------


    We guarantee that the death benefit on your policy will never be less than the Policy's face amount, which is the Guaranteed Insurance Amount. The Policy's face amount is constant throughout the life of the Policy. During the first Policy year, the death benefit is equal to the Guaranteed Insurance Amount. Thereafter, we determine the death benefit on each Policy anniversary by adding the Variable Insurance Amount, if positive, to the Guaranteed Insurance Amount. The death benefit then remains level during the following Policy year. The death benefit payable, therefore, depends on the Policy year in which the Insured dies.


    The Variable Insurance Amount
    -----------------------------


    The Variable Insurance Amount is based upon the investment results of the Subaccounts that you have selected. During the first Policy year, the Variable Insurance Amount is zero. On the first Policy anniversary, and on each anniversary thereafter, we determine your Variable Insurance Amount by comparing the Actual Rate of Return (the gross rate of return less all fees and charges) on your Subaccounts with an assumed rate of return of 4%, which we call the "Base Rate of Return."

    Your Variable Insurance Amount does not change if the Actual Rate of Return on all of your Subaccounts is exactly equal to the Base Rate of Return. Your Variable Insurance Amount increases if the Actual Rate of Return is greater than the Base Rate of Return. The Variable Insurance Amount decreases if the Actual Rate of Return is less than the Base Rate of Return. The difference between these rates of return, if any, is called the Differential Rate of Return. We set the Variable Insurance Amount on each Policy anniversary and do not change it until the next Policy anniversary.

    The amount by which your Variable Insurance Amount will increase or decrease during any policy year is determined by dividing the Differential Investment Return (the Differential Rate of Return times the Investment Base) for a policy year by the applicable net single premium rate that is specified in your Policy. Your policy includes a table of the applicable net single premium rates per $1.00 from ages 0 to 99. The net single premium increases as the Insured grows older, meaning that the insured will receive less Variable Insurance per dollar of Differential Investment Return as the insured grows older. The net single premium does not depend upon the risk classification of a Policy or any changes in the insured's health after issue of a Policy. The net single premium will be lower for a Policy that we issue to a female than for a Policy that we issue to a male of the same age.

    The Variable Insurance Amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy years. The cumulative amount may be positive or negative, depending on the investment performance, while the Policy is in force, of the Subaccounts that you have selected. If the Variable Insurance Amount is negative, the death benefit is the Guaranteed Insurance Amount. In other words, the death benefit is never less than the Guaranteed Insurance Amount.

    The following example illustrates how the Variable Insurance Amount is calculated. For this example, we use the Policy illustration on page 26 for a male age 25, and assume an 8% hypothetical gross annual investment return (equivalent to an Actual Rate of Return of approximately .064399). The calculations are for policy years 6 and 12:

                                                    CALCULATION OF CHANGE IN
                                                        VARIABLE INSURANCE
                                                  AMOUNT AT END OF POLICY YEAR
                                                        6             12
                                                  ----------------------------

(1) Cash Value at End of Prior Year.....          $4,972.00     $14,529.00
(2) Net Premium.........................           1,056.00       1,056.00
(3) Investment Base at Beginning of
    Current Policy Year: (1)+(2)........           6,028.00      15,585.00
(4) Differential Rate of Return
    (.064399 - .04).....................            .024399        .024399
(5) Differential Investment Return:
    (3)x(4).............................            $147.08        $380.25
(6) Net Single Premium at
    End of Current Year.................            0.22416        0.27338
(7) Change in Variable Insurance
    Amount (to nearest dollar):
    (5) divided by (6)..................              $ 656      $   1,391



    If the hypothetical gross annual investment return in the year illustrated had been 0% (equivalent to an Actual Rate of Return of approximately -1.445%), the results in the calculation above would have been as follows: the death benefit would have decreased by $1,464, and the death benefit for the end of Policy year 6 would have been $51,934.


YOUR CASH VALUE

    Determining Your Cash Value
    ---------------------------

    The cash value you have in your Policy will vary daily depending on the investment experience of the Subaccounts you have selected. (See "Valuation of Assets.") The cash value on any day within the policy year equals the cash value as of the end of the prior Policy year, plus the premiums that you have paid since the Policy's last anniversary, adjusted to reflect the Actual Rates of Return of the Subaccounts you have selected, less the cost of insurance protection.

    Assuming no partial surrenders or Policy Loans have been taken, the following example illustrates how the cash value of a Policy at the end of any year is calculated. For this example, we use the Policy illustration for a male issue age 25 on Page 26, and we assume an 8% hypothetical gross annual investment return (equivalent to an Actual Rate of Return of approximately 6.4399%). The "Investment Base" is the value of your investments on all Subaccounts you have selected. In this case, the cash value we show for the end of Policy year 5 increases to the amount we show for the end of Policy year 6 for the Policy, as follows:

   (1) Cash Value at End of Prior Year..................................  $4,972
   (2) Net Premium Paid by You..........................................   1,056
   (3) Investment Base at Beginning of Current Policy Year 6: (1)+(2)...   6,028
   (4) Actual Rate of Return............................................ .064399
   (5) Investment Return: (3)x(4).......................................     388
   (6) Benefit Base at End of Policy Year 6: (3)+(5)....................   6,416
   (7) Cost of Insurance Protection During Policy Year 6................    (84)
   (8) Cash Value at End of Policy Year 6: (6)-(7)......................   6,332

    We do not guarantee that you will have any cash value in your Policy. The Policy offers the possibility of increased cash value resulting from good investment performance. However, there is no assurance that any increase will occur. It is also possible, due to poor investment performance, for the cash value to decline to the point of having no value or, in fact, a negative value. In that case, we would credit subsequent net premium payments and investment returns against the negative cash value. You bear all the investment risk.


    Deduction of Cost of Insurance Protection from Cash Value
    ---------------------------------------------------------

    Your cash value is reduced by an annual charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk.

    We use the 1980 Commissioners' Standard Ordinary Mortality Table to compute the cost of insurance protection for each Policy, with one exception. For mortality rates for extended term insurance, we use the Commissioners' 1980 Extended Term Table.

    In all cases, we base the cost of insurance protection on the net amount of insurance at risk (the Policy's face amount, plus the Variable Insurance Amount, minus the cash value) and the person's sex and attained age. The amount that we deduct each year is different, because the probability of death generally increases as a person's age increases. The net amount of insurance at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) that you have selected.

     Accessing Your Cash Value
     -------------------------

         FULL OR PARTIAL SURRENDERS. You may surrender the Policy for its cash value at any time while the Insured is living. The amount payable will be the cash value that we next compute after we receive the surrender request at our Home Office. Surrender will be effective on the date that we receive both the Policy and a written request in a form acceptable to us.

    On any Policy anniversary, you may also make a partial surrender of the Policy by reducing the premium amount. We permit a partial surrender only if you
(1) have no outstanding policy loan and (2) have paid the new premium due on the Policy anniversary.

    We must receive all requirements for a partial surrender at our Home Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary. The amounts of the Guaranteed Insurance Amount (face amount of the Policy), death benefit, and cash value for the reduced Policy will be the same as they would have been had you paid the reduced premium from inception. We will pay the portion of the cash value of the original Policy that exceeds the cash value of the reduced Policy to you as a partial surrender. We will allocate the cash value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the cash value of the original Policy.

    We will usually pay the surrender value within seven days. However, we may delay payment for the following reasons:

    .   a recent payment that you made by check has not yet cleared the bank,

    . we are not able to determine the amount of the payment because the New York Stock Exchange is closed for trading or the Commission determines that a state of emergency exists, or

    . for such other periods as the Commission may by order permit for the protection of security holders.

    We will pay interest if we delay payment of the surrender value beyond seven days. Under Federal tax laws, we may deduct withholding taxes from the surrender value.

       POLICY LOANS. You may borrow up to 75% of the cash value during the first three Policy years, or 90% of the cash value after the first three Policy years, if you assign your Policy to us as sole security. We charge interest daily at an effective annual rate of 6% compounded on each Policy anniversary. In general, we send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100, or unless you use it to pay premiums. You may repay all or a portion of any loan and accrued interest while the Insured is living and the Policy is in force.

    When you take out a loan, we transfer a portion of the cash value equal to the loan from the Subaccount(s) that you have selected to our General Account. We charge the loan to each Subaccount in the proportion which the value of each Subaccount bears to the cash value of the Policy as of the date of the loan. A Policy loan does not affect the amount of the premiums due. A Policy loan does, however, reduce the death benefit and cash value by the amount of the loan. A Policy loan may also permanently affect the death benefit above the Guaranteed Insurance Amount and the cash value, whether or not you repay the loan in whole or in part. This occurs because we will not credit Net Investment Return that the Subaccount(s) earn to the amount that we maintain in the General Account during the period that the loan is outstanding. Instead, we credit the amount in the General Account at the assumed interest rate of 4%, in accordance with the tabular cash value calculations that we have filed with the state insurance departments.


    A Policy loan will have a negative impact on the growth of the cash value during periods when the actual rates of return of the Subaccounts you have selected exceed the assumed rate of 4%. Recall that the death benefit is made up of two parts: the Guaranteed Insurance Amount and, if positive, the Variable Insurance Amount (see "The Guaranteed Insurance Amount" and "The Variable Insurance Amount"). The cash value and the Variable Insurance Amount, if any, depend on the Actual Rate of Return of the Subaccount(s). Thus, during periods of favorable investment return (an Actual Rate of Return greater than 4%), an outstanding Policy loan results in lower investment return than would have otherwise resulted in the absence of any indebtedness.

    For example, use the Policy for a male issue age 25 illustrated on Page 26, and assume a hypothetical 8% gross annual investment return and that you made a $3,000 Policy loan at the end of Policy year 9. For the end of Policy year 10, the death benefit and cash value would be $57,612 and $12,612, respectively. The differences between these amounts and the $57,898 death benefit and $12,685 cash value that appear on Page 26 for Policy year 10 result because the portion of the cash value equal to the indebtedness does not reflect the Subaccount(s)' Actual Rate of Return of approximately 6.4399%.


    Conversely, outstanding indebtedness will diminish the adverse effect on cash value during a period of unfavorable investment return (an Actual Rate of Return less than 4%). This is because the portion of the cash value that we transfer from the Subaccount(s) to the General Account will grow at the assumed rate of 4% even if Actual Rates of Return are below 4%. Thus, a Policy loan will tend to protect the cash value and Variable Insurance Amount from decreasing if the Actual Rate of Return is less than 4%.

    If you do not pay loan interest when it is due, we increase your loan by the amount of any unpaid interest, and we transfer an equivalent amount of cash value from the Subaccount(s) to the General Account. We credit loan repayments to each Subaccount in proportion to your allocation to each Subaccount as of the date of repayment.

    We subtract the amount of any outstanding loan plus interest from any death benefit or any surrender value that we pay. If your outstanding loan with accrued interest ever equals or exceeds the cash value, we will mail notice of such event to you and any assignee at the assignee's last known address. The Policy terminates 31 days after we mail such notice. The Policy does not terminate if you make a repayment within that 31-day period.

    Generally, on a Policy's termination or surrender, you pay income tax on the following:

    .   the surrender value, plus

    .   any outstanding Policy loan plus interest, if applicable, minus

    .   the total premiums that you paid on the Policy.

    Consult with your representative or tax adviser before taking Policy loans.

    Transferring Your Cash Value Among Investment Options
    -----------------------------------------------------

    Twice each Policy year, you may transfer part or all of your cash value from each Subaccount that you have selected to any other Subaccount or Subaccounts. You may make these transfers only if

    .   you allocate the cash value to no more than five of the Subaccounts, and

    . the allocation to any one Subaccount is not less than 10% of the cash value.

SETTLEMENT OPTIONS

    You or your named beneficiary may receive a single sum payment of Policy proceeds on the death of the Insured or surrender of the Policy. Alternately, you or your beneficiary may elect to apply all or a portion of the proceeds under any one of the fixed benefit settlement options that the Policy provides. Tax consequences may vary depending on the settlement option that the recipient chooses. The options are as follows:

    PROCEEDS LEFT AT INTEREST - Proceeds left on deposit with us to accumulate, with interest payable at a rate of 2 1/2% per year, which may be increased by additional interest.

    PAYMENT OF A DESIGNATED AMOUNT - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2 1/2% per year and any additional interest are exhausted.

    PAYMENT FOR A DESIGNATED NUMBER OF YEARS - Payments in installments for up to 25 years, including interest at a rate of 2 1/2% per year. Payments may increase by additional interest, which we would pay at the end of each installment year.

    LIFE INCOME, GUARANTEED PERIOD - Payments guaranteed for 10 or 20 years, as you elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which we would pay at the end of each installment year.

    LIFE INCOME, GUARANTEED RETURN - The sum of the payments made and any payments due at the death of the person on whom the payments are based, never to be less than the proceeds applied.

    LIFE INCOME ONLY - Payments made only while the person on whom the payments are based is alive.

OPTIONAL INSURANCE RIDERS

    The following optional provisions may be included in a Policy, in States where available, subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above.

    Accidental Death Benefit
    ------------------------

    You may elect to obtain an Accidental Death Benefit rider if the Insured's age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Insured attains age 70. The premium is $1.75 per $1,000 of benefit and is payable for 12 years. The amount of the benefit is equal to the face amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Insured's Accidental Death Benefit coverage in all companies.

    12 Year Level Term Rider
    ------------------------

    You may elect to obtain a 12 Year Level Term Insurance rider where the Insured is age 18 to 58 for an amount equal to (1) the Policy face amount or (2) two times the Policy face amount. The rider is convertible, without evidence of insurability, to a new Policy or other permanent plan of insurance. The amount of the insurance under the new Policy may be any amount up to the face amount of the rider. The conversion may occur at any time during the 12 years of rider coverage, but not later than the Policy anniversary when the Insured reaches age 65.

    Waiver Of Premium
    -----------------

    You can choose to obtain a Waiver of Premium rider where the Insured is age 15 to 55. Under the rider, the Company will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means the Insured's total disability
(1) commencing before the Policy anniversary when the Insured reaches age 60 and
(2) continuing for six months.

    Payor Benefit
    -------------

    You can also choose to obtain a Payor Benefit rider where the Insured is age 0 to 14 and you are age 18 to 55. It provides insurance on the life of the person who is responsible for paying the premiums. If you die or become disabled before reaching age 60 and before the Insured is age 21, the Company waives all premiums that become due before the Insured's age 21.

OTHER PROVISIONS

    Age And Sex
    -----------

    If you have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.

    Assignment
    ----------

    You may transfer ownership of your Policy from yourself to someone else. However, the assignment is not binding on us, unless it is in writing and filed with us at our Home Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when you made the assignment. The assignee receives any sum payable to the extent of his or her interest.

    Beneficiary
    -----------

    This is the person you designate in the Policy to receive death benefits upon the death of the Insured. You may change this designation, during the Insured's lifetime, by filing a written request with our Home Office in a form acceptable to us.

    Cancellation Rights
    -------------------

    You have a limited right to cancel and return the Policy to us, or our representative through whom you bought the Policy. You must submit a written request for cancellation. You may examine and return the Policy within ten days after you receive the Policy or notice of right of withdrawal. You may also return the Policy within 45 days after completion of Part I of the application for the Policy. In either case, you obtain a full refund of the premiums that you paid.

    Default And Options On Lapse
    ----------------------------

    A premium is in default if you do not pay it on or before its due date. The insurance continues in force during the 31-day grace period (see "Grace Period" below). However, if the Insured dies during the grace period, we deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.

    We apply the Policy's cash value minus any loan and interest to purchase continued insurance, if you do not surrender a Policy within 60 days after the date of default. You may choose either reduced paid-up whole life insurance or extended term insurance for the continued insurance. Under the Policy, you automatically have the extended term insurance if you make no choice. However, that option is available only in standard risk cases. If we rated the Policy for extra mortality risks, the paid-up insurance is the automatic option. Both options are for fixed life insurance, and neither option requires the further payment of premiums.

    The reduced paid-up whole life insurance option provides a fixed and level amount of paid-up whole life insurance. The amount of coverage is the amount that the surrender value purchases on the date the option becomes effective. The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the surrender value on such date purchases.


    For example, use the Policy for a male issue age 25 illustrated on Page 26 and assume the 0% and 8% hypothetical gross annual investment returns. If an option became effective at the end of Policy year 5, the fixed insurance coverage under these Policies would be as follows:

                                                    0%                 8%
                                                 --------           --------

   Cash Value...........................         $ 3,992           $   4,972

   Reduced Paid-up Insurance............          18,406              22,925
                                                 for life            for life
   Extended Term Insurance..............          51,908              53,398
                                               for 25 years        for 28 years

    You may surrender a Policy continued under either option for its cash value while the Insured is living. You may make a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option.

    Exchange Privilege
    ------------------

    The exchange privilege allows you to exchange the Policy for a permanent fixed life insurance policy on the Insured's life. The exchange privilege is available:

    . within the first 24 months after the issue Policy's date, if you have duly paid all premiums, or

    . if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.

    You do not need to provide evidence of insurability to exercise this privilege. The new policy has a level face amount equal to the face amount of the Policy. It also has the same benefit riders, issue dates, and risk classification for the Insured as the Policy does. We base premiums for the new policy on the premium rates for the new policy that were in effect on the Policy date. You may elect either a continuous-premium policy or a limited-payment policy for your exchanged policy.

    In some cases, we may adjust the cash on exchange. The adjustment equals the Policy's surrender value minus the new policy's tabular cash value. If the result is positive, we pay that amount to you. If the result is negative, you pay that amount to us. We will determine the amount of a cash adjustment as of the date we receive the Policy and written request at our Home Office.

    If we do not issue a Policy for any reason, we refund to the applicant the amount of the premium without interest.

    Grace Period
    ------------

    With the exception of the first premium, we allow a Grace Period of 31 days for payment of each premium after it is due. The Policy continues in force during the Grace Period unless you surrender it.

    Incontestability
    ----------------

    Except for nonpayment of premiums, we do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the Date of Issue.

    Payment and Deferment
    ---------------------

    We will usually pay the death benefit, surrender value, or loan proceeds within seven days after we receive all documents required for such payments. However, we may delay payment if (1) a recent payment by check has not yet cleared the bank, (2) we cannot determine the amount because the New York Stock Exchange is closed for trading, or (3) the Commission determines that a state of emergency exists.

    Under a Policy continued as paid-up or extended term insurance, we may defer the payment of the surrender value or loan proceeds for up to six months. If we postpone the payment more than 30 days, we will pay interest at a rate of not less than 3% per year on the Surrender Value. We will pay the interest from the date of surrender to the date we make payment.

    Payment of Dividends
    --------------------

    The Policies do not provide for dividend payments. Therefore, they are "non-participating" in the earnings of First Investors Life.

    Policy Years and Anniversaries
    ------------------------------

    We measure Policy years and anniversaries from the Date of Issue of the Policy which will generally be the date on which we approve the application. The Date of Issue may be backdated on your request to save age. However, the Date of Issue cannot be earlier than either (1) the date you sign the application or (2) a date 15 days before the date on which we approve the application. Each Policy year will commence on the anniversary of the Date of Issue.

    Reinstatement
    -------------

    You may reinstate a Policy that you did not surrender for its cash value within five years from the date of default, in accordance with the Policy. To reinstate, you must present evidence of insurability acceptable to us, and you must pay to us the greater of:

(1) (a) all premiums from the date of default with interest to the date of reinstatement, plus (b) any Policy debt (plus interest to the date of reinstatement) in effect when you continued the Policy as paid up insurance or extended term insurance; or

(2)  110% of the increase in cash value resulting from reinstatement.

    To reinstate, you must also pay us any Policy debt that arose after the continuation of the Policy as paid up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.

    Suicide
    -------

    If the Insured commits suicide within two years from the Policy's date of issue, our liability under the Policy is limited to all premiums paid less any indebtedness.

    Valuation Of Assets
    -------------------

    We determine the value of the assets of each Subaccount as of the close of business on each business day. We value shares of the underlying Fund at the net asset value per share as determined by the Fund. The Fund determines the net asset value of a Fund's share as described in Life Series Fund's Prospectus.

                         FEDERAL INCOME TAX INFORMATION

    We base this discussion on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and U.S. resident. The tax effect on a corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. The law and interpretations could change, possibly retroactively. The discussion is general in nature. We do not intend it as tax advice, for which you should consult a qualified tax adviser.


    We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because the Policy meets the definition of life insurance in Section 7702(a) of the Internal Revenue Code of 1986, as amended (the "Code") and the investments of the Subaccounts satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:


    .   the death benefit will not be subject to federal income tax;

    . you will generally not be taxed on the growth of the cash value of the Policy, if any, that is attributable to the investments in the underlying investment portfolios (this is known as the "inside build-up"), unless or until there is a full or partial surrender of the Policy; and

    . transfers among the investment subaccounts will not be subject to federal income tax, unless or until there is a full or partial surrender of the Policy.

    Qualification as a life insurance contract for Federal income tax purposes depends, in part, upon the satisfaction by the Subaccounts of Separate Account B of certain investment diversification requirements in Section 817(h) of the Code. We expect that the Adviser will continue to manage the assets of the Funds in a manner that complies with these diversification requirements. A Policy that invests in a Fund that fails to meet diversification requirements will not receive tax treatment as a life insurance contract for the period of such diversification failure, and any subsequent period.

    The Treasury Department has stated that it may issue guidelines that limit a Policyowner's control of investments underlying a variable life insurance policy. If a Policy failed to meet those guidelines, you would be taxed on the Policy's current income. The Treasury Department has said informally that those guidelines may limit the number of investment funds and the frequency of transfers among those funds. The issuance of such guidelines may require us to limit your right to control the investment. The guidelines may apply only prospectively, although they could apply retroactively if they do not reflect a new Treasury Department position.

    We do not believe that any Policy will be a "modified endowment contract" at issuance, within the meaning of Section 7702A of the Code. A modified endowment contract is a life insurance policy under which the total premiums paid, at any time during the first seven years of the policy, exceed the premiums that would have been paid by that time under a similar fixed-benefit life insurance policy designed to provide for paid-up future benefits after the payment of seven equal annual premiums. This is called the "seven-pay" test.

    Whenever there is a "material change" under a Policy, the Policy is generally subject to a new seven-pay test during the next seven years to determine whether it is a modified endowment contract. A material change for these purposes could occur because of a change in death benefit, and because of certain other changes.

    If your Policy's benefits are reduced during its first seven years (or within seven years after issuance or a material change), we will redetermine the seven-pay test based on the reduced level of benefits and apply the new test to all prior premium payments. Such a reduction in benefits could include a decrease in face amount, a partial surrender, or a termination of additional benefits under a rider. If the premiums that you previously paid are at any time greater than the recalculated limit under the seven-pay test, we will treat the Policy as a modified endowment contract from that time forward.

    A Policy that you receive in exchange for a modified endowment contract will also be a modified endowment contract.

    Any distribution from a Policy that is a modified endowment contract will be taxed on an "income-first" basis. A distribution, for this purpose, includes a loan or surrender. "Income first" means that the distribution is taxed to the extent that your cash value exceeds your basis in the Policy (premiums paid less previous distributions that were not taxable). Premiums paid, for this purpose, include loans that have been taxable as income because of the Policy's modified endowment contract status. An additional 10% tax will also be imposed on any amount so taxed, subject to certain exceptions for distributions:

    .   before you reach age 59-1/2,

    .   in case of disability as defined in the Code, or

    . received as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

    All modified endowment contracts that we (or our affiliates) issue to you during any calendar year generally will be treated as one Policy under the modified endowment contract rules. You should consult your tax adviser if you have questions regarding the possible impact of the modified endowment contract rules on your Policy.

    If a Policy is not a modified endowment contract, Policy loans will be treated as indebtedness, and no part of such loans will be subject to current federal income tax. In addition, the interest on such loans generally will not be deductible. If you surrender your Policy while a loan is outstanding, the amount of the loan will be treated as a partial surrender. You should be aware that if the cash value of your Policy falls below the aggregate amount of loans outstanding, as the result of the fluctuation in the value of the underlying portfolios or otherwise, the entire Policy may terminate. In that case, all loans will be taxable to the extent they exceed premiums paid.

    If you make a partial surrender after the first 15 Policy years, the distribution will not be subject to federal income tax except to the extent that it exceeds your basis in the Policy. During the first 15 Policy years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your cash value exceeds your basis.

    Upon surrender of a Policy, taxation of the Surrender Value depends on the Payment Option that you have selected. If payment is in one sum, you are taxed on the income in the Policy at the time payment is made. If payment is in installments, you may be taxed:

    . on all or a portion of each installment until the income in the Policy has been paid,

    .   only after all your basis in the Policy has been paid, or

    .   on a portion of each payment.

    You should consult your tax adviser if you have questions about the taxation of a Policy surrender.

    Under the Code, we must generally withhold income tax from the taxable portion of the distribution that we pay upon surrender of a Policy. We will not withhold, if you so request in writing, before the payment date. Failure to withhold or withholding of an insufficient amount may subject you to taxation. In addition, insufficient withholding and insufficient estimated tax payments may subject you to penalties.

    The Life Series Fund sells its shares to more than one separate account funding variable annuity contracts or variable life insurance policies. Consequently, violation of the Federal tax laws by another separate account investing in Life Series Fund could cause the Policies funded through Separate Account B to lose their tax-deferred status. Such a result might cause us to take remedial action.

    We are taxed as a "life insurance company" under Subchapter L of the Code. Under the applicable provisions of the Code, we include our variable life insurance operations in our Federal income tax return. Currently, we do not make any charge against the Subaccount(s) for our Federal income taxes attributable to the Subaccount(s). However, we may make such charges in the future. Any such charges against a Subaccount would reduce its Net Investment Return.

    Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant.

    If we make any tax charges in the future, we will accumulate them daily and transfer them from the Subaccount(s) to our General Account. We will retain any investment earnings on tax charges accumulated in the Subaccount(s).


                           OUR OFFICERS AND DIRECTORS

NAME              OFFICE          PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
----              ------          ----------------------------------------

Dori Allen        Associate       Associate Counsel,  First Investors Life since
                  Counsel         May 1998; Staff Attorney since February  1997;
                  and Staff       Supervisor,   Toxic   Tort   Unit,      Claims
                  Attorney        Administration  Corporation,  New York,  prior
                                  thereto.

Jay G. Baris      Director        Partner,   Kramer,  Levin, Naftalis & Frankel,
                                  LLP,   New  York,   Attorneys;  Secretary  and
                                  Counsel, First Financial Savings Bank, S.L.A.,
                                  New Jersey.

Glenn T.  Dallas  Director        Retired since  April 1996; Division  President
                                  and  Senior  Vice   President,   ADT  Security
                                  Systems,   Parsippany,   New   Jersey,   prior
                                  thereto.

William H.        First Vice      First Vice President and Chief Actuary,  First
Drinkwater        President       Investors Life.
                  and Chief
                  Actuary

Lawrence M.       Senior          Senior Vice President and  Comptroller,  First
Falcon            Vice            Investors Life.
                  President
                  and
                  Comptroller

Richard H.        President       President, First Investors Life.
Gaebler           and
                  Director

George V. Ganter  Director        Vice   President,   First   Investors    Asset
                                  Management  Company, Inc.,  Portfolio Manager,
                                  FIMCO.

Robert J. Grosso  Director        Director of  Compliance, FIC since April 1997;
                                  Assistant Counsel since January 1995; Business
                                  Consultant  from August 1994 to January  1995;
                                  Assistant Vice President and Assistant General
                                  Counsel, Alliance Fund Distributors, Inc. from
                                  September 1993 to August 1994.

Glenn O. Head     Chairman        Chairman and Director, FICC, FIMCO and FIC.
                  and
                  Director

                           OUR OFFICERS AND DIRECTORS

NAME              OFFICE          PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
----              ------          ----------------------------------------

Kathryn S. Head   Director        President  and  Director, FICC and FIMCO; Vice
                                  President   and   Director,   FIC;   Chairman,
                                  President   and  Director,   First   Financial
                                  Savings Bank, S.L.A.

Scott Hodes       Director        Partner,  Ross  &  Hardies, Chicago, Illinois,
                                  Attorneys.

Carol Lerner      Secretary       Assistant Secretary, FIC; Secretary, FIMCO and
Brown                             FICC.

William M.        Vice            Chief  Financial  Officer, FIC since  December
Lipkus            President       1997,  FICC  since June 1997; Vice  President,
                  and Chief       First Investors  Life  since May  1996;  Chief
                  Financial       Financial   Officer   since  May  1998;  Chief
                  Officer         Accounting Officer since June 1992.

Jackson Ream      Director        Retired  since  January  1999;    Senior  Vice
                                  President, NationsBank, NA , Dallas, Texas prior hereto.

Nelson Schaenen   Director        Partner, Weiss, Peck & Greer, New York,
Jr.                               Investment Managers.

Martin A. Smith   Vice            Vice President,  First  Investors  Life  since
                  President       February  1998;  Vice  President,  The  United
                                  States Life Insurance Company, New York, prior thereto.

Ada M. Suchow     Vice            Vice President, First Investors Life.
                  President

John T. Sullivan  Director        Director,  FIMCO  and   FIC;   Of  Counsel  to
                                  Hawkins,   Delafield   &   Wood,   New   York,
                                  Attorneys.

    Gulf Insurance Company has issued a fidelity bond for $5,000,000 covering our officers and employees. Great American Insurance Companies has issued a directors and officers liability policy for $3,000,000 covering our directors and officers.

    In addition to Separate Account B, First Investors Life also maintains First Investors Life Variable Annuity Fund A, First Investors Life Variable Annuity Fund C and First Investors Life Variable Annuity Fund D. We offer variable annuity contracts supported by Variable Annuity Fund A through its own prospectus and by Variable Annuity Funds C and D through a combined prospectus.

                              OTHER INFORMATION

VOTING RIGHTS

    Because the Life Series Fund is not required to have annual shareholder meetings, policyowners generally will not have an occasion to vote on matters that pertain to the Life Series Fund. In certain circumstances, the Fund may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment objectives or investment policies without the approval of a majority vote of that Fund's shareholders in accordance with the 1940 Act. Thus, if the Fund sought to change a fundamental investment objective or policy, policyowners would have an opportunity to provide voting instructions for shares of a Fund held by a Subaccount in which their Policy invests.

    We will vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund shareholders meeting as follows:

    .   shares   attributable  to  Policyowners   for  which  we  have  received
        instructions, in accordance with the instructions;

    . shares attributable to Policyowners for which we have not received instructions, in the same proportion that we voted shares held in the Subaccount for which we received instructions; and

    . shares not attributable to Policyowners, in the same proportion that we have voted shares held in the Subaccount attributable to Policyowners for which we have received instructions.

    We will vote Fund shares that we hold directly in the same proportion that we vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which we receive instructions. However, we will vote our own shares as we deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that we hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.

    We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by Life Series Fund.

    We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

    The voting rights that we describe in this Prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, we reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in our own right, to the extent permitted by law.

RESERVATION OF RIGHTS

    We also reserve the following rights, subject to compliance with applicable law, including any required approval of Policyowners:

    . to invest the assets of Separate Account B in the shares of any investment company or series thereof or any investment permitted by law;

    . to transfer assets from Separate Account B to another separate account, with appropriate adjustments to avoid odd lots and fractions;

    . to operate Separate Account B as a "management company" under the 1940 Act, or in any other form permitted by law (we or our affiliate would serve as investment adviser);

    .   to deregister Separate Account B under the 1940 Act; and

    . to operate Separate Account B under the general supervision of a committee any or all of whose members may be interested persons (as defined in the 1940 Act) of First Investors Life or an affiliate, or to discharge the committee.

DISTRIBUTION OF POLICIES


    First Investors Life and Separate Account B have entered into an Underwriting Agreement with their affiliate, FIC, 95 Wall Street, New York, New York 10005 to sell the policies through FIC's agents. For the fiscal years ended December 31, 1996, 1997, and 1998, FIC received fees of $5,207,230, $4,487,918 and $5,121,393, respectively, in connection with the distribution of Policies in a continuous offering. First Investors Life has reserved the right in the Underwriting Agreement to sell the Policies directly. Insurance agents licensed to sell variable life insurance policies sell the Policies. These agents are registered representatives of the Underwriter or of the broker-dealers who have sales agreements with the Underwriter. We pay these agents a commission of 28.55% of the first year premium payment and 1% of the premium payments for years 2 through 12.


    We offer the Policies for sale in Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Iowa, Illinois, Indiana, Kentucky, Louisiana, Massachusetts, Maryland, Michigan, Minnesota, Missouri, Mississippi, North Carolina, Nebraska, New Jersey, New Mexico, New York, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

CUSTODIAN

    Subject to applicable laws and regulations, we are the custodian of the securities of the Subaccounts. We maintain the records and accounts of Separate Account B.

REPORTS

    At least once each Policy year, we mail a report to the Policyowner within 31 days after the Policy anniversary. We mail the report to the last address known to us. The report shows (1) the death benefit, (2) the cash value, (3) the policy debt on the anniversary and (4) any loan interest for the prior year. The report also shows your allocation among the Subaccounts on that anniversary. We will not send a report if the Policy is continued as reduced paid-up or extended term insurance.

STATE REGULATION

    We are subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Insurance Department. We file an annual statement in a prescribed form with the Department of Insurance each year covering our operations for the preceding year and our financial condition as of the end of such year.

    Our books and accounts are subject to review by the Insurance Department at any time. The Department conducts a full examination of our operations periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies except to determine compliance with the requirements of the New York Insurance Law. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

EXPERTS

    Tait, Weller & Baker, independent certified public accountants have examined the financial statements included in this Prospectus. We include the financial statements in reliance upon the authority of said firm as experts in accounting and auditing.

RELEVANCE OF FINANCIAL STATEMENTS

    You should consider our financial statements, which appear in this Prospectus, only as bearing on our ability to meet our obligations to Policyowners under the Policies. You should not consider our financial statements as bearing on the investment performance of the Subaccount(s). Only the investment results of the Subaccount(s) affect the values of Policyowner interests under the Policies.

YEAR 2000

    On and after January 1, 2000, computer date-related errors could adversely affect Separate Account B, as they could other separate accounts. These errors could occur in the computer and other information processing systems used by First Investors Life, the underlying Funds, the Adviser, Subadviser, Transfer Agent and other service providers. Typically, these systems use a two-digit number to represent the year for any date. Consequently, computer systems could incorrectly identify "00" as 1900, rather than 2000, and make related mistakes when performing operations. First Investors Life, the Funds, the Adviser, Subadviser, and Transfer Agent are taking steps that they believe are reasonable to address the Year 2000 problem for computer and other systems used by them. They are also obtaining assurances from other service providers that the service providers are taking comparable steps. However, there can be no assurance that these steps will avoid any adverse impact on Separate Account B. Nor can Separate Account B estimate the extent of any adverse impact.

                       ILLUSTRATIONS OF DEATH BENEFITS,
                     CASH VALUES AND ACCUMULATED PREMIUMS


    The tables on Pages 25 to 30 illustrate the way the Policy operates. They show how the death benefit and the cash value may vary over an extended period of years. The tables are based on assumed annual premiums of $600 for a 10 year old male, $1,200 for a 25 year old male, and $1,800 for a 40 year old male. The tables assume that premiums are paid in one lump sum promptly at the beginning of each year. The tables assume a standard risk classification. There are two sets of illustrations for each age. The first set of tables assumes that each Subaccount will experience hypothetical rates of investment return (I.E., investment income and capital gains and losses, realized or unrealized) equivalent to constant hypothetical gross annual investment returns of 0%, 4% and 8%. The second set of tables assumes constant hypothetical gross annual investment returns of 0%, 6% and 12%.

The death benefit and cash value for the Policy would be different from those shown:

    .   if you spread the payment of premiums over the year, or

    . if the gross annual rates of return applicable to the Policy average 0%, 4%, 6%, 8% and 12% over a period of years, but nevertheless fluctuate above or below that average for individual Policy years.

The cash values and death benefits shown in the illustrations assume the deduction of all fees and charges. When we take all fees and charges into account, the hypothetical gross annual investment returns of 0%, 4%, 6%, 8%, and 12% correspond to Actual Rates of Return of approximately -1.445%, 2.4975%, 4.4687%, 6.4399%, and 10.3823%, respectively.

For purposes of the illustration, we have assumed:

    . a daily charge to the Subaccount(s) for mortality and expense risks equivalent to an annual charge of 0.50% at the beginning of each year,

    .   a premium tax of 2.00% on each premium payment,

    . an investment advisory fee of 0.75% of each Fund's average daily net assets, and

    .   other expenses of 0.20% of each Fund's average daily net assets.

    The assumed other expenses of 0.20% exceed the average of the actual other expenses of all of the Funds combined. Certain of the Funds had actual expenses greater than 0.20%. As of December 31, 1998, International Securities Fund had other expenses of 0.40%. Absent reimbursement of a portion of the other expenses by the Adviser, Cash Management Fund would have had other expenses of 0.24%. There is no assurance that the Adviser will continue to reimburse other expenses for Cash Management Fund, or any other Fund, in the future. Without these reimbursements, the corresponding Actual Rates of Return would be lower.


    The tables also reflect that we currently make no charge to the Subaccount(s) for our corporate Federal income taxes. However, we may make such charges in the future. If we do, a Policy would need higher hypothetical gross annual investment returns greater than 0%, 4%, 6%, 8% and 12% to produce, on an after tax basis, the results shown.

    We have included a column captioned "Total Premiums Paid Plus Interest at 5%" in each table to show you the amount that would accumulate if the annual premium (gross amount) that you allocated to the Subaccounts earned interest, after taxes, at 5% compounded annually.

                               ----------------------------

    We will furnish, upon request, a comparable illustration using the proposed Insured's age and the face amount or premium amount that you request. The illustration will assume that you pay premiums on an annual basis and that the proposed Insured is a standard risk. In addition, we will include a comparable illustration, reflecting the Insured's risk classification if other than standard, at the delivery of the Policy, if you make a purchase.



                                                 MALE ISSUE AGE 10
                                        $600 ANNUAL PREMIUM FOR STANDARD RISK
                                 $39,638 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)


                                    TOTAL                        DEATH BENEFIT                               CASH VALUES
END OF                            PREMIUMS                 ASSUMING HYPOTHETICAL GROSS               ASSUMING HYPOTHETICAL GROSS
POLICY           PREMIUM          PAID PLUS                 ANNUAL RATE OF RETURN OF                   ANNUAL RATE OF RETURN OF

 YEAR              DUE         INTEREST AT 5%               0%          4%         8%                 0%            4%          8%
--------        ---------      --------------         -----------------------------------        -----------------------------------


  1               $600           $    630               $39,638      $39,638  $  39,673             $   138     $    145    $    152
  2                600              1,291                39,638       39,638     39,798                 586          617         650
  3                600              1,986                39,638       39,638     40,014               1,023        1,098       1,176
  4                600              2,715                39,638       39,638     40,321               1,450        1,585       1,730
  5                600              3,481                39,638       39,638     40,720               1,889        2,104       2,339
  6                600              4,285                39,638       39,638     41,213               2,316        2,629       2,981
  7                600              5,129                39,638       39,638     41,799               2,734        3,163       3,658
  8                600              6,016                39,638       39,638     42,479               3,143        3,707       4,374
  9                600              6,947                39,638       39,638     43,253               3,547        4,263       5,132
 10                600              7,924                39,638       39,638     44,120               3,946        4,832       5,936

 15                  0             11,608                39,638       39,638     49,496               4,473        6,382       9,133

 20                  0             14,816                39,638       39,638     55,625               4,010        6,971      12,064

 25                  0             18,909                39,638       39,638     62,507               3,610        7,646      15,998

 30                  0             24,133                39,638       39,638     70,244               3,244        8,369      21,173

Attained Age
 65                  0             81,723                39,638       39,638    126,226               1,685       11,721      76,980




The hypothetical gross annual rates of return shown in the illustration and elsewhere in the prospectus are illustrative only and are not representations of past or future rates of return. The cash values and death benefits shown in the illustration assume the deduction of all fees and charges and that no Policy Loans have been taken. Actual rates may be higher or lower than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner, the frequency of premium payments chosen and the investment experience of the Policy's Subaccounts. The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled those shown, but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No representations can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                                MALE ISSUE AGE 25
                                      $1,200 ANNUAL PREMIUM FOR STANDARD RISK
                                 $51,908 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)



                                    TOTAL                      DEATH BENEFIT                                CASH VALUES
END OF                             PREMIUMS              ASSUMING HYPOTHETICAL GROSS                 ASSUMING HYPOTHETICAL GROSS
POLICY           PREMIUM           PAID PLUS                ANNUAL RATE OF RETURN OF                    ANNUAL RATE OF RETURN OF

 YEAR              DUE          INTEREST AT 5%             0%          4%         8%                  0%           4%          8%
--------        ---------       --------------       -----------------------------------        ------------------------------------


  1              $1,200           $  1,260             $51,908      $51,908  $  51,973            $    409     $    429    $    449
  2               1,200              2,583              51,908       51,908     52,154               1,308        1,385       1,462
  3               1,200              3,972              51,908       51,908     52,451               2,197        2,366       2,543
  4               1,200              5,431              51,908       51,908     52,864               3,076        3,375       3,695
  5               1,200              6,962              51,908       51,908     53,398               3,992        4,459       4,972
  6               1,200              8,570              51,908       51,908     54,054               4,897        5,572       6,332
  7               1,200             10,259              51,908       51,908     54,832               5,791        6,713       7,778
  8               1,200             12,032              51,908       51,908     55,732               6,673        7,882       9,315
  9               1,200             13,893              51,908       51,908     56,754               7,544        9,080      10,949
 10               1,200             15,848              51,908       51,908     57,898               8,404       10,308      12,685

 15                   0             23,217              51,908       51,908     64,950               9,524       13,635      19,577

 20                   0             29,631              51,908       51,908     72,999               8,504       14,836      25,762

 25                   0             37,818              51,908       51,908     82,058               7,539       16,033      33,680

 30                   0             48,266              51,908       51,908     92,259               6,628       17,185      43,687

Attained Age
 65                   0             78,620              51,908       51,908    116,712               4,947       19,096      71,178





The hypothetical gross annual rates of return shown in the illustration and elsewhere in the prospectus are illustrative only and are not representations of past or future rates of return. The cash values and death benefits shown in the illustration assume the deduction of all fees and charges and that no Policy Loans have been taken. Actual rates may be higher or lower than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner, the frequency of premium payments chosen and the investment experience of the Policy's Subaccounts. The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled those shown, but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No representations can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.




                                                  MALE ISSUE AGE 40
                                      $1,800 ANNUAL PREMIUM FOR STANDARD RISK
                                 $47,954 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)




                                     TOTAL                        DEATH BENEFIT                              CASH VALUES
END OF                             PREMIUMS                 ASSUMING HYPOTHETICAL GROSS              ASSUMING HYPOTHETICAL GROSS
POLICY         PREMIUM             PAID PLUS                  ANNUAL RATE OF RETURN OF                  ANNUAL RATE OF RETURN OF

 YEAR            DUE            INTEREST AT 5%               0%          4%         8%                 0%           4%          8%
--------      ---------         --------------         -----------------------------------       -----------------------------------

  1            $1,800             $  1,890               $47,954      $47,954    $48,027           $    762     $    799    $    835
  2             1,800                3,874                47,954       47,954     48,206              2,097        2,225       2,355
  3             1,800                5,958                47,954       47,954     48,492              3,406        3,678       3,964
  4             1,800                8,146                47,954       47,954     48,883              4,689        5,161       5,667
  5             1,800               10,443                47,954       47,954     49,386              6,020        6,747       7,549
  6             1,800               12,856                47,954       47,954     49,999              7,328        8,367       9,543
  7             1,800               15,388                47,954       47,954     50,724              8,615       10,023      11,656
  8             1,800               18,048                47,954       47,954     51,560              9,884       11,717      13,898
  9             1,800               20,840                47,954       47,954     52,509             11,137       13,450      16,276
 10             1,800               23,772                47,954       47,954     53,571             12,375       15,225      18,798

 15                 0               34,825                47,954       47,954     60,126             13,764       19,765      28,471

 20                 0               44,447                47,954       47,954     67,618             11,963       20,956      36,545

 25                 0               56,727                47,954       47,954     76,062             10,274       21,963      46,387

 30                 0               72,399                47,954       47,954     85,589              8,695       22,699      58,095

Attained Age
 65                 0               56,727                47,954       47,954     76,062             10,274       21,963      46,387




The hypothetical gross annual rates of return shown in the illustration and elsewhere in the prospectus are illustrative only and are not representations of past or future rates of return. The cash values and death benefits shown in the illustration assume the deduction of all fees and charges and that no Policy Loans have been taken. Actual rates may be higher or lower than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner, the frequency of premium payments chosen and the investment experience of the Policy's Subaccounts. The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled those shown, but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No representations can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.




                                                  MALE ISSUE AGE 10
                                       $600 ANNUAL PREMIUM FOR STANDARD RISK
                                 $39,638 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)



                                    TOTAL                        DEATH BENEFIT                               CASH VALUES
END OF                            PREMIUMS                ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
POLICY          PREMIUM           PAID PLUS                 ANNUAL RATES OF RETURN OF                  ANNUAL RATES OF RETURN OF

 YEAR             DUE          INTEREST AT 5%               0%          6%        12%                  0%           6%         12%
---------      ---------       --------------         -----------------------------------        -----------------------------------

  1              $600            $    630               $39,638      $39,645  $  39,729             $   138     $    148   $     158
  2               600               1,291                39,638       39,669     40,061                 586          633         682
  3               600               1,986                39,638       39,710     40,642               1,023        1,136       1,256
  4               600               2,715                39,638       39,767     41,482               1,450        1,656       1,884
  5               600               3,481                39,638       39,841     42,599               1,889        2,219       2,597
  6               600               4,285                39,638       39,932     44,005               2,316        2,800       3,375
  7               600               5,129                39,638       40,039     45,711               2,734        3,402       4,227
  8               600               6,016                39,638       40,161     47,732               3,143        4,026       5,160
  9               600               6,947                39,638       40,299     50,081               3,547        4,676       6,184
 10               600               7,924                39,638       40,453     52,774               3,946        5,354       7,309

 15                 0              11,608                39,638       41,363     70,965               4,473        7,632      13,094

 20                 0              14,816                39,638       42,310     95,773               4,010        9,176      20,771

 25                 0              18,909                39,638       43,278    129,224               3,610       11,076      33,073

 30                 0              24,133                39,638       44,269    174,378               3,244       13,343      52,561

Attained Age
 65                 0              81,723                39,638       49,597    785,431               1,685       30,247     479,001




The hypothetical gross annual rates of return shown in the illustration and elsewhere in the prospectus are illustrative only and are not representations of past or future rates of return. The cash values and death benefits shown in the illustration assume the deduction of all fees and charges and that no Policy Loans have been taken. Actual rates may be higher or lower than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner, the frequency of premium payments chosen and the investment experience of the Policy's Subaccounts. The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled those shown, but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No representations can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                                MALE ISSUE AGE 25
                                      $1,200 ANNUAL PREMIUM FOR STANDARD RISK
                                 $51,908 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)



                                      TOTAL                      DEATH BENEFIT                               CASH VALUES
END OF                              PREMIUMS              ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
POLICY           PREMIUM            PAID PLUS               ANNUAL RATES OF RETURN OF                  ANNUAL RATES OF RETURN OF

 YEAR              DUE           INTEREST AT 5%            0%           6%          12%                0%           6%         12%
--------        ---------        --------------      ------------    -------- -------------      -----------------------------------

  1             $1,200             $  1,260             $51,908      $51,921  $  52,078            $    409     $    439    $    469
  2              1,200                2,583              51,908       51,955     52,558               1,308        1,423       1,542
  3              1,200                3,972              51,908       52,011     53,359               2,197        2,454       2,727
  4              1,200                5,431              51,908       52,088     54,495               3,076        3,532       4,037
  5              1,200                6,962              51,908       52,188     55,994               3,992        4,710       5,535
  6              1,200                8,570              51,908       52,308     57,870               4,897        5,941       7,187
  7              1,200               10,259              51,908       52,450     60,141               5,791        7,226       9,008
  8              1,200               12,032              51,908       52,612     62,823               6,673        8,568      11,014
  9              1,200               13,893              51,908       52,794     65,934               7,544        9,969      13,222

 10              1,200               15,848              51,908       52,996     69,495               8,404       11,430      15,653

 15                  0               23,217              51,908       54,188     93,429               9,524       16,333      28,161

 20                  0               29,631              51,908       55,430    126,119               8,504       19,562      44,508

 25                  0               37,818              51,908       56,702    170,313               7,539       23,273      69,903

 30                  0               48,266              51,908       58,005    230,101               6,628       27,467     108,958

Attained Age
 65                  0               78,620              51,908       60,711    420,822               4,947       37,025     256,641




The hypothetical gross annual rates of return shown in the illustration and elsewhere in the prospectus are illustrative only and are not representations of past or future rates of return. The cash values and death benefits shown in the illustration assume the deduction of all fees and charges and that no Policy Loans have been taken. Actual rates may be higher or lower than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner, the frequency of premium payments chosen and the investment experience of the Policy's Subaccounts. The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled those shown, but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No representations can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                                 MALE ISSUE AGE 40
                                      $1,800 ANNUAL PREMIUM FOR STANDARD RISK
                                 $47,954 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)



                                    TOTAL                        DEATH BENEFIT                               CASH VALUES
END OF                            PREMIUMS                ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
POLICY          PREMIUM           PAID PLUS                 ANNUAL RATES OF RETURN OF                  ANNUAL RATES OF RETURN OF

 YEAR             DUE          INTEREST AT 5%               0%          6%            12%              0%           6%         12%
--------       ---------       --------------         ---------------------------------------    -----------------------------------

  1            $1,800            $  1,890               $47,954      $47,968  $  48,144            $    762     $    817    $    872
  2             1,800               3,874                47,954       48,002     48,621               2,097        2,289       2,488
  3             1,800               5,958                47,954       48,056     49,393               3,406        3,819       4,263
  4             1,800               8,146                47,954       48,129     50,473               4,689        5,409       6,211
  5             1,800              10,443                47,954       48,222     51,886               6,020        7,138       8,431
  6             1,800              12,856                47,954       48,335     53,645               7,328        8,937      10,869
  7             1,800              15,388                47,954       48,467     55,766               8,615       10,809      13,548
  8             1,800              18,048                47,954       48,617     58,266               9,884       12,760      16,491
  9             1,800              20,840                47,954       48,786     61,164              11,137       14,792      19,724
 10             1,800              23,772                47,954       48,973     64,480              12,375       16,911      23,276

 15                 0              34,825                47,954       50,080     86,798              13,764       23,714      41,101

 20                 0              44,447                47,954       51,233    117,342              11,963       27,690      63,419

 25                 0              56,727                47,954       52,416    158,741              10,274       31,966      96,809

 30                 0              72,399                47,954       53,630    214,919               8,695       36,402     145,879

Attained Age
 65                 0              56,727                47,954       52,416    158,741              10,274       31,966      96,809



The hypothetical gross annual rates of return shown in the illustration and elsewhere in the prospectus are illustrative only and are not representations of past or future rates of return. The cash values and death benefits shown in the illustration assume the deduction of all fees and charges and that no Policy Loans have been taken. Actual rates may be higher or lower than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner, the frequency of premium payments chosen and the investment experience of the Policy's Subaccounts. The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled those shown, but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No representations can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
First Investors Life Insurance Company
New York, New York


      We have audited the accompanying balance sheets of First Investors Life Insurance Company as of December 31, 1998 and 1997, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.




                                        TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 17, 1999


                     FIRST INVESTORS LIFE INSURANCE COMPANY
                                  BALANCE SHEET



                                     ASSETS
                                                                       December 31, 1998         December 31, 1997
                                                                       -----------------         -----------------
Investments (note 2):
  Available-for-sale securities.......................................    $131,031,939             $125,380,627
  Held-to-maturity securities.........................................       5,491,598                5,529,687
  Short term investments..............................................       3,982,209                3,083,769
  Policy loans........................................................      24,961,708               21,527,810
                                                                        --------------             ------------

     Total investments................................................     165,467,454              155,521,893

Cash .................................................................         113,094                1,145,215
Premiums and other receivables, net of allowances of
  $30,000 in 1998 and 1997............................................       6,297,635                4,749,099
Accrued investment income.............................................       3,473,067                3,180,924
Deferred policy acquisition costs (note 6)............................      20,873,233               18,446,716
Deferred Federal income taxes (note 7)     ...........................         473,000                1,039,000
Furniture, fixtures and equipment, at cost, less accumulated
  depreciation of $1,110,857 in 1998 and $1,036,604 in 1997...........         102,448                   97,379
Other assets..........................................................          82,822                  120,044
Separate account assets...............................................     821,105,059              642,453,414
                                                                        --------------             ------------

     Total assets.....................................................  $1,017,987,812             $826,753,684
                                                                        ==============             ============


                                      LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Policyholder account balances (note 6)................................    $118,786,854             $115,281,318
Claims and other contract liabilities.................................      13,934,636               12,548,096
Accounts payable and accrued liabilities..............................       3,796,503                4,426,355
Separate account liabilities..........................................     821,105,059              642,453,314
                                                                       ---------------             ------------

     Total liabilities................................................     957,623,052              774,709,083
                                                                       ---------------             ------------

STOCKHOLDER'S EQUITY:
Common Stock, par value $4.75; authorized,
  issued and outstanding 534,350 shares...............................       2,538,163                2,538,163
Additional paid in capital............................................       6,496,180                6,496,180
Accumulated other comprehensive income (note 2).......................       2,193,000                1,608,000
Retained earnings ....................................................      49,137,417               41,402,258
                                                                       ---------------             ------------

     Total stockholder's equity.......................................      60,364,760               52,044,601
                                                                       ---------------             ------------

     Total liabilities and stockholder's equity.......................  $1,017,987,812             $826,753,684
                                                                       ===============             ============

See accompanying notes to financial statements.


                                        FIRST INVESTORS LIFE INSURANCE COMPANY
                                              STATEMENT OF INCOME

                                                             Year Ended          Year Ended         Year Ended
                                                          December 31, 1998   December 31,1997    December 31,1996
                                                          -----------------   ----------------    ----------------
REVENUES
  Policyholder fees...................................        $25,393,372         $24,826,454       $22,955,165
Premiums..............................................          6,091,731           6,279,137         6,725,329
  Investment income (note 2)..........................         10,501,572          10,259,601         9,771,389
  Realized gain (loss) on investments.................            914,891             158,874          (221,025)
  Other income........................................            893,181             702,644           704,678
                                                              -----------        ------------       -----------

     Total income.....................................         43,794,747          42,226,710        39,935,536
                                                              -----------        ------------       -----------
BENEFITS AND EXPENSES
  Benefits and increases in contract liabilities......         13,803,921          14,370,510        12,912,810
  Dividends to policyholders..........................          1,749,579           1,033,663           964,913
  Amortization of deferred acquisition costs (note 6).          1,005,483             663,200         1,454,408
  Commissions and general expenses....................         15,553,605          15,445,888        16,287,498
                                                              -----------        ------------       -----------

     Total benefits and expenses......................         32,112,588          31,513,261        31,619,629
                                                              -----------        ------------       -----------

Income before Federal income tax .....................         11,682,159          10,713,449         8,315,907

Federal income tax (note 7):
  Current.............................................          3,682,000           4,285,000         3,099,000
  Deferred............................................            265,000            (603,000)         (286,000)
                                                              -----------        ------------       -----------

                                                                3,947,000           3,682,000         2,813,000
                                                              -----------        ------------       -----------


Net Income............................................        $ 7,735,159        $  7,031,449       $ 5,502,907
                                                              ===========        ============       ===========

Income per share, based on 534,350 shares outstanding
                                                                   $14.48              $13.16            $10.30
                                                              ===========        ============       ===========

See accompanying notes to financial statements.


                                     FIRST INVESTORS LIFE INSURANCE COMPANY
                                       STATEMENT OF STOCKHOLDER'S EQUITY

                                                           Year Ended           Year Ended         Year Ended
                                                       December 31,1998      December 31,1997   December 31, 1996
                                                       ----------------      ----------------   -----------------
Balance at beginning of year.............................  $52,044,601          $ 44,049,152        $ 39,780,245
                                                          ------------          ------------        ------------
Net income...............................................    7,735,159             7,031,449           5,502,907
Other comprehensive income
  Increase (decrease) in unrealized holding gains on
  available-for-sale securities..........................      585,000               964,000          (1,234,000)
                                                          ------------         -------------        ------------
Comprehensive income.....................................    8,320,159             7,995,449           4,268,907
                                                          ------------         -------------        ------------

Balance at end of year................................... $ 60,364,760          $ 52,044,601        $ 44,049,152
                                                          ============          ============        ============


                                            STATEMENT OF CASH FLOWS

                                                           Year Ended          Year Ended          Year Ended
                                                        December 31, 1998   December 31, 1997   December 31,1996
                                                        -----------------   -----------------   ----------------
Increase (decrease) in cash:
  Cash flows from operating activities:
     Policyholder fees received.......................... $ 25,010,611         $ 24,587,113       $  22,925,131
     Premiums received...................................    5,433,211            6,088,582           6,413,009
     Amounts received on policyholder accounts...........  132,528,386          125,818,334         105,489,481
     Investment income received..........................   10,630,564           10,263,095           9,964,169
     Other receipts......................................       91,864               57,287              55,779
     Benefits and contract liabilities paid.............. (142,124,914)        (138,420,373)       (117,321,389)
     Commissions and general expenses paid...............  (24,138,476)         (20,899,476)        (20,857,687)
                                                          ------------         ------------        -------------

     Net cash provided by operating activities...........    7,431 246            7,494,562           6,668,493
                                                          ------------         ------------        ------------

  Cash flows from investing activities:
     Proceeds from sale of investment securities.........   42,655,632           38,900,851          39,062,702
     Purchase of investment securities...................  (47,605,879)         (44,021,791)        (44,134,604)
     Purchase of furniture, equipment and other assets...      (79,322)             (62,170)            (34,485)
     Net increase in policy loans........................   (3,433,898)          (2,662,162)         (1,848,956)
     Investment in Separate Account .....................          100              593,945                (200)
                                                          ------------         ------------        ------------

     Net cash used for investing activities..............   (8,463,367)          (7,251,327)         (6,955,543)
                                                          ------------         ------------        ------------

     Net increase (decrease) in cash.....................   (1,032,121)             243,235            (287,050)

Cash
  Beginning of year .....................................    1,145,215              901,980           1,189,030
                                                          ------------         -------------       ------------
  End of year ........................................... $    113,094         $  1,145,215        $    901,980
                                                          ============         ============        ============

The Company received a refund of Federal income tax of $79,000 in 1997 and $102,000 in 1996 and paid Federal income tax of $4,400,000 in 1998, $4,358,000 in 1997 and $3,243,000 in 1996.

See accompanying notes to financial statements.


                                     FIRST INVESTORS LIFE INSURANCE COMPANY
                                            STATEMENT OF CASH FLOWS


                                                           Year ended          Year Ended          Year Ended
                                                        December 31, 1998   December 31, 1997   December 31, 1996
                                                        -----------------   -----------------   -----------------
Reconciliation of net income to net cash
provided by operating activities:

         Net income........................................  $ 7,735,159       $ 7,031,449         $ 5,502,907

         Adjustments to reconcile net income to net cash
              provided by operating activities:
            Depreciation and amortization..................       82,342           117,804             130,924
            Amortization of deferred policy acquisition costs  1,005,483           663,200           1,454,408
            Realized investment (gains) losses.............     (914,891)         (158,874)            221,025
            Amortization of premiums and discounts on
              investments..................................      421,135           280,852             262,785
            Deferred Federal income taxes..................      265,000          (603,000)           (286,000)
            Other items not requiring cash - net...........         (660)            9,771               6,794

         (Increase) decrease in:
            Premiums and other receivables, net............   (1,548,536)         (750,889)            336,385
            Accrued investment income......................     (292,143)         (277,358)            (70,005)
            Deferred policy acquisition costs, exclusive
              of amortization..............................   (3,613,000)       (1,866,787)         (1,275,323)
            Other assets...................................       29,133             9,323             (18,574)

         Increase (decrease) in:
            Policyholder account balances..................    3,505,536         1,985,844             (78,699)
            Claims and other contract liabilities..........    1,386,540           357,815             901,173
            Accounts payable and accrued liabilities.......     (629,852)          695,412            (419,307)
                                                             ------------      -----------         -----------

                                                             $ 7,431,246       $ 7,494,562         $ 6,668,493
                                                             ===========       ===========         ===========

See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- BASIS OF FINANCIAL STATEMENTS

         The accompanying financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Such basis of presentation differs from statutory accounting practices permitted or prescribed by insurance regulatory authorities primarily in that:

         (a) policy reserves are computed  according to the Company's  estimates
    of  mortality,   investment  yields,  withdrawals  and  other  benefits  and expenses, rather than on the statutory valuation basis;

         (b) certain  expenditures,  principally for furniture and equipment and
    agents'  debit  balances,   are  recognized  as  assets  rather  than  being
    non-admitted and therefore charged to retained earnings;

         (c) commissions and other costs of acquiring new business are recognized as deferred acquisition costs and are amortized over the premium paying period of policies and contracts, rather than charged to current operations when incurred;

         (d) income tax effects of temporary differences, relating primarily to policy reserves and acquisition costs, are provided;

         (e) the statutory asset valuation and interest maintenance reserves are reported as retained earnings rather than as liabilities;

NOTE 2 -- OTHER SIGNIFICANT ACCOUNTING PRACTICES

         (a) ACCOUNTING ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

         (b) DEPRECIATION. Depreciation is computed on the useful service life of the depreciable asset using the straight line method of depreciation over three to seven years.

         (c) INVESTMENTS. Investments in equity securities that have readily determinable fair values and all investments in debt securities are classified in separate categories and accounted for as follows:

         HELD-TO-MATURITY SECURITIES
             Debt securities in which the Company has the positive intent and ability to hold to maturity are recorded at amortized cost.

         AVAILABLE-FOR-SALE SECURITIES
             Debt securities not classified as held to maturity securities and equity securities are recorded at fair value with unrealized gains and losses excluded from earnings and reported as "accumulated other comprehensive income" in stockholder's equity.

         Short term investments are reported at market value which approximates cost.

         Gains and losses on sales of investments are determined using the specific identification method. Investment income for the years indicated consists of the following:


                                              Year Ended          Year Ended           Year Ended
                                            December 31,1998    December 31, 1997    December 31,1996
                                            ----------------    -----------------    ----------------
Interest on fixed maturities...............  $ 9,276,036         $ 9,029,979          $ 8,559,429
Interest on short term investments.........      226,544             307,656              410,930
Interest on policy loans...................    1,465,497           1,268,834            1,151,681
Dividends on equity securities.............           --                  --               43,756
                                             -----------        ------------          -----------

     Total investment income...............   10,968,077          10,606,469           10,165,796
     Investment expense....................      466,505             346,868              394,407
                                             -----------        ------------          -----------

Net investment income......................  $10,501,572        $ 10,259,601          $ 9,771,389
                                             ===========        ============          ===========



                                     FIRST INVESTORS LIFE INSURANCE COMPANY

                                   NOTES TO FINANCIAL STATEMENTS (Continued)

The amortized cost and estimated  market values of investments at December 31, 1998 and 1997 are as follows:

                                                                     Gross              Gross          Estimated
                                                  Amortized        Unrealized         Unrealized        Market
                                                    Cost             Gains              Losses           Value
                                                  --------------------------------------------------------------
Available-For-Sale Securities
December 31, 1998
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies...............................  $ 28,353,391     $  1,703,441  $           912      $ 30,055,920
  Debt Securities issued by
   States of the U.S..........................    13,964,587          261,109            8,696        14,217,000
  Corporate Debt Securities...................    77,938,088        2,148,113          378,682        79,707,519
  Other Debt Securities ......................     6,676,873          374,627               --         7,051,500
                                                ------------     ------------     ------------      ------------
                                                $126,932,939     $  4,487,290     $    388,290      $131,031,939
                                                ============     ============     ============      ============


December 31,1997
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies...............................  $ 39,532,729     $    975,819      $        --      $ 40,508,548
  Debt Securities issued by
   States of the U.S..........................     7,309,135           92,015               --         7,401,150
  Corporate Debt Securities...................    67,900,325        1,739,318           75,913        69,563,730
  Other Debt Securities.......................     7,606,438          300,761               --         7,907,199
                                                ------------     ------------      -----------      ------------
                                                $122,348,627      $ 3,107,913      $    75,913      $125,380,627
                                                ============     ============      ===========      ============

   At December 31, 1998 and 1997, the Company had  "Unrealized  Holding Gains on
Available-For-Sale Securities" of $2,193,000 and $1,608,000, net of applicable deferred income taxes and amortization of deferred acquisition costs. The change in the Unrealized Holding Gains of $585,000, $964,000 and ($1,234,000) for 1998,
1997 and 1996, respectively is reported as other comprehensive income in stockholders' equity.

Held-To-Maturity Securities
December 31,1998
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies*..............................  $  3,381,598      $   223,647      $        --       $ 3,605,245
  Corporate Debt Securities...................     2,000,000          125,400               --         2,125,400
  Other Debt Securities.......................       110,000               --               --           110,000
                                                ------------      -----------      -----------       -----------
                                                $  5,491,598      $   349,047      $        --       $ 5,840,645
                                                ============      ===========      ===========       ===========

December 31,1997
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies*..............................  $  3,419,687        $  90,126        $     700       $ 3,509,113
  Corporate Debt Securities...................     2,000,000          109,000               --         2,109,000
  Other Debt Securities.......................       110,000               --               --           110,000
                                              --------------        ---------        ---------       -----------
                                                $  5,529,687        $ 199,126        $    700        $ 5,728,113
                                                ============        =========        =========       ===========

*These securities are on deposit for various state insurance departments and are therefore restricted as to sale.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

      The amortized cost and estimated market value of debt securities at December 31, 1998, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                       Held to Maturity                 Available For Sale
                                              -----------------------------------------------------------------
                                                Amortized        Estimated         Amortized       Estimated
                                                  Cost          Market Value         Cost          Market Value
                                              -----------------------------------------------------------------
Due in one year or less.......................  $   10,000       $   10,000     $  1,255,531      $  1,256,810
Due after one year through five years.........   2,954,022        3,142,745       33,385,925        34,635,479
Due after five years through ten years........     527,576          562,500       55,672,616        57,463,964
Due after ten years...........................   2,000,000        2,125,400       36,618,867        37,675,686
                                                ----------       ----------     ------------      ------------
                                                $5,491,598       $5,840,645     $126,932,939      $131,031,939
                                                ==========       ==========     ============      ============

      Proceeds from sales of investments in fixed maturities were $42,655,632, $38,900,851 and $39,046,422 in 1998, 1997 and 1996, respectively. Gross gains of
$977,442 and gross losses of $62,551 were realized on those sales in 1998. Gross gains of $374,583 and gross losses of $215,709 were realized on those sales in 1997. Gross gains of $185,708 and gross losses of $406,733 were realized on those sales in 1996.

      (d) RECOGNITION OF REVENUE, POLICYHOLDER ACCOUNT BALANCES AND POLICY BENEFITS

           TRADITIONAL ORDINARY LIFE AND HEALTH

                Revenues from the traditional life insurance policies represent premiums that are recognized as earned when due. Health insurance premiums are recognized as revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the lives of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the deferral and amortization of policy acquisition costs.

           UNIVERSAL LIFE AND VARIABLE LIFE

                Revenues from universal life and variable life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges and policy service fees.

                Policyholder account balances on universal life consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of policyholder account balances. The value of policyholder accounts on variable life are included in separate account liabilities as discussed below.

           ANNUITIES

                Revenues from annuity contracts represent amounts assessed against contractholders. Such assessments are principally sales charges, administrative fees, and in the case of variable annuities, mortality and expense risk charges. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent the net premiums received plus accumulated interest.

      (e) SEPARATE ACCOUNTS. Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts with individual investment objectives. All investment income (gains and losses of these accounts) accrues directly to the contractholders and therefore does not affect net income of the Company.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

      (f) COMPREHENSIVE INCOME. For 1998, the Company adopted Statement of Financial Accounting Standards No, 130 ("SFAS 130"), "Reporting Comprehensive Income". SFAS 130 establishes the disclosure requirements for reporting comprehensive income in an entity's financial statements. Total comprehensive income includes net income and unrealized gains and losses on available-for-sale securities. Accumulated other comprehensive income, a component of stockholders' equity, was formerly reported as unrealized gains and losses on available-for-sale securities. There was no impact on previously reported net income from the adoption of SFAS 130.

Note 3 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

      The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for fixed maturity and equity-securities are based upon quoted market prices, where available or are estimated using values from independent pricing services.

      The carrying amounts for the Company's liabilities under investment - type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company's insurance contracts other than investment - type contracts are not required to be disclosed. However, the fair values of liabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.

NOTE 4 -- RETIREMENT PLANS

      The Company participates in a non-contributory profit sharing plan for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 1998, 1997 and 1996, the Company charged operations approximately $79,000, $70,000 and $100,000 respectively for its portion of the contribution.

      The Company also has a non-contributory retirement plan for the benefit of its sales agents. The plan provides for retirement benefits based upon commission on first-year premiums and length of service. The plan is unfunded. Vesting of benefits is based upon graduated percentages dependent upon the number of allocations made in accordance with the plan by the Company for each participant. The Company charged to operations pension expenses of approximately $475,000 in 1998, $419,000 in 1997 and $414,000 in 1996. The accrued liability of approximately $3,251,000 in 1998 and $2,913,000 in 1997 was sufficient to cover the value of benefits provided by the plan.

      In addition, the Company participates in a 401(k) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. Contributions to this plan were not material.

NOTE 5 -- COMMITMENTS AND CONTINGENT LIABILITIES

      The Company has agreements with affiliates and non-affiliates as follows:

      (a) The  Company's  maximum  retention  on any one life is  $100,000.  The
Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations that any reinsurance company may be unable to meet. The Company had reinsured approximately 10% of its net life insurance in force at December 31, 1998, 1997 and 1996. The Company also had assumed reinsurance amounting to approximately 20%, 20% and 21% of its net life insurance in force at the respective year ends. None of these transactions had any material effect on the Company's operating results.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

      (b) The Company and certain affiliates share office space, data processing facilities and management personnel. Charges for these services are based upon the Company's proportionate share of: space occupied, usage of data processing facilities and time allocated to management. During the years ended December 31, 1998, 1997 and 1996, the Company paid approximately $1,440,000, $1,114,000 and
$1,222,000, respectively, for these services. In addition, the Company reimbursed an affiliate approximately $10,799,000 in 1998, $9,814,000 in 1997,and $9,709,000 in 1996 for commissions relating to the sale of its products.
           The Company maintains a checking account with a financial institution, which is also a wholly-owned subsidiary of its parent. The balance in this account was approximately $387,000 at December 31, 1998 and $332,000 at December 31, 1997.

      (c) The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

NOTE 6 -- ADJUSTMENTS MADE TO STATUTORY ACCOUNTING PRACTICES

   Note 1 describes some of the common differences between statutory practices and generally accepted accounting principles. The effects of these differences for the years ended December 31, 1998, 1997 and 1996 are shown in the following table in which net income and capital shares and surplus reported therein on a statutory basis are adjusted to a GAAP basis.


                                                   NET INCOME                 CAPITAL SHARES AND SURPLUS
                                              YEAR ENDED DECEMBER 31                 AT DECEMBER 31
                                        ----------------------------------  ---------------------------------
                                           1998        1997        1996        1998         1997        1996
                                        ----------  ----------  ----------  ----------   ----------  ----------
Reported on a statutory basis.......... $6,191,762  $5,809,629  $5,002,533  $37,991,708  $32,159,721 $26,580,877
                                        ----------  ----------  ----------  -----------  ----------- -----------

Adjustments:
  Deferred policy acquisition costs (b)  2,607,517     351,239    (179,085)  20,873,233   18,446,716  17,547,129
  Future policy benefits (a)..........  (1,259,673)    133,848     514,086   (4,260,262)  (3,000,589) (2,398,397)
  Deferred income taxes...............    (265,000)    603,000     286,000      473,000    1,039,000     934,000
  Premiums due and deferred (e).......      85,385      84,291      85,461   (1,189,428)  (1,274,816) (1,359,107)
  Cost of colletion and other statutory
    liabilities.......................      (6,185)       (924)    (12,283)      29,874       36,060      36,984
  Non-admitted assets.................          --          --          --      218,959      224,411     298,731
  Asset valuation reserve.............          --          --          --    1,691,873    1,325,986   1,136,664
  Interest maintenance reserve........    (223,136)    (55,019)    (48,542)     436,803       56,112       6,271
  Gross unrealized holding gains on
    available-for-sale securities...            --          --          --    4,099,000    3,032,000   1,266,000
  Net realized capital gains (losses).     914,891     158,874    (221,025)          --           --          --
  Other...............................    (310,402)    (53,489)     75,762           --           --
                                        ----------  ----------  ----------  -----------  ----------- -----------

                                         1,543,397   1,221,820     500,374   22,373,052   19,884,880  17,468,275
                                        ----------  ----------  ----------   ----------   ----------  ----------

In accordance with generally accepted
  accounting principles...............  $7,735,159  $7,031,449  $5,502,907  $60,364,760  $52,044,601 $44,049,152
                                        ==========  ==========  ==========  ===========  =========== ===========

Per share, based on 534,350 shares
  outstanding.........................      $14.48      $13.16      $10.30      $112.97      $97.40       $82.44
                                        ==========  ==========  ==========  ===========  ==========  ===========

                     FIRST INVESTORS LIFE INSURANCE COMPANY

      The following is a description of the significant policies used to adjust the net income and capital shares and surplus from a statutory to a GAAP basis.

      (a) Liabilities for future policy benefits have been computed primarily by the net level premium method with assumptions as to anticipated mortality, withdrawals and investment yields. The composition of the policy liabilities and the more significant assumptions pertinent thereto are presented below:


             DISTRIBUTION OF LIABILITIES*                     BASIS OF ASSUMPTIONS
----------------------------------------------------------------------------------
                                 YEARS
      1998           1997      OF ISSUE           INTEREST                 MORTALITY TABLE                WITHDRAWAL
      ----           ----      --------           --------                 ---------------                ----------
Non-par:
  $1,458,458    $ 1,505,551   1962-1967            4 1/2%         1955-60 Basic Select plus Ultimate      Linton B
   5,021,949      5,310,394   1968-1988            5 1/2%         1955-60 Basic Select plus Ultimate      Linton B
   2,403,257      2,433,724   1984-1988            7 1/2%         85% of 1965-70 Basic Select             Modified
                                                                    plus Ultimate                         Linton B
     116,030        101,775   1989-Present         7 1/2%         1975-80 Basic Select plus Ultimate      Linton B
      63,482        108,985   1989-Present         7 1/2%         1975-80 Basic Select plus Ultimate      Actual
      26,682         28,971   1989-Present         8%             1975-80 Basic Select plus Ultimate      Actual
  33,158,902     32,412,007   1985-Present         6%             Accumulation of Funds                   --
Par:
     216,096        224,913   1966-1967            4 1/2%         1955-60 Basic Select plus Ultimate      Linton A
  13,141,191     13,273,949   1968-1988            5 1/2%         1955-60 Basic Select plus Ultimate      Linton A
     907,950        899,407   1981-1984            7 1/4%         90% of 1965-70 Basic Select
                                                                    plus Ultimate                         Linton B
   4,791,142      4,699,324   1983-1988            9 1/2%         80% of 1965-70 Basic Select
                                                                    plus Ultimate                         Linton B
  17,805,284     15,977,808   1990-Present         8%             66% of 1975-80 Basic Select
                                                                    plus Ultimate                         Linton B
Annuities:
  16,075,327     19,581,382   1976-Present         5 1/2%         Accumulation of Funds                   --
Miscellaneous:
  24,418,452     19,604,218   1962-Present         2 1/2%-3 1/2%  1958-CSO                                None

* The above amounts are before deduction of deferred premiums of $817,348 in 1998 and $881,090 in 1997.

       (b) The costs of acquiring new business, principally commissions and related agency expenses, and certain costs of issuing policies, such as medical examinations and inspection reports, all of which vary with and are primarily related to the production of new business, have been deferred. Costs deferred on universal life and variable life are amortized as a level percentage of the present value of anticipated gross profits resulting from investment yields, mortality and surrender charges. Costs deferred on traditional ordinary life and health are amortized over the premium-paying period of the related policies in proportion to the ratio of the annual premium revenue to the total anticipated premium revenue. Anticipated premium revenue was estimated using the same assumptions that were used for computing liabilities for future policy benefits. Amortization of $1,005,483 in 1998 and $663,200 in 1997, $1,454,408 in 1996 was
charged to operations.

      (c) Participating business represented 8.8% and 9.5% of individual life insurance in force at December 31, 1998 and 1997, respectively.

      The  Board  of  Directors   annually   approves  a  dividend  formula  for
calculation of dividends to be distributed to participating policyholders.

      The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from shareholders' equity by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.

      (d) New York State insurance law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $28,207,166, $22,374,879 and $16,796,135 at December 31, 1998, 1997 and 1996, respectively.

      (e) Statutory due and deferred premiums are adjusted to conform to the expected premium revenue used in computing future benefits and deferred policy acquisition costs. In this regard, the GAAP due premium is recorded as an asset and the GAAP deferred premium is applied against future policy benefits.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

NOTE 7 -- FEDERAL INCOME TAXES

      The Company joins with its parent company and other affiliated companies in filing a consolidated Federal income tax return. The provision for Federal income taxes is determined on a separate company basis.

      Retained earnings at December 31, 1998 included approximately $146,000 which is defined as "policyholders' surplus" and may be subject to Federal income tax at ordinary corporate rates under certain future conditions, including distributions to stockholders.


      Deferred tax liabilities (assets) are comprised of the following:


                                                                              1998               1997
                                                                           ----------         ----------
Policyholder dividend provision........................................  $   (448,300)      $      (357,200)
Non-qualified agents' pension plan reserve.............................    (1,262,900)           (1,161,300)
Deferred policy acquisition costs......................................     2,956,800             2,215,900
Future policy benefits.................................................    (2,835,100)           (2,575,400)
Bond discount..........................................................        35,900                39,200
Unrealized holding gains  on Available-For-Sale Securities.............     1,130,000               829,000
Other..................................................................       (49,400)              (29,200)
                                                                         ------------        --------------
                                                                         $   (473,000)       $   (1,039,000)
                                                                         ============        ==============

      The currently payable Federal Income tax provision of $3,099,000 for 1996 is net of a $75,000 Federal tax benefit resulting from a capital loss carryback of $221,025.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
First Investors Life Insurance Company
New York, New York


    We have audited the statement of assets and liabilities of First Investors Life Level Premium Variable Life Insurance (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940), as of December 31, 1998, and the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Level Premium Variable Life Insurance as of December 31, 1998, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                          TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
February 17, 1999

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 1998

ASSETS
 Investments at net asset value (Note 3):
   First Investors Life Series Fund.............................$214,155,664

LIABILITIES
   Payable to First Investors Life Insurance Company............   3,141,177
                                                                ------------

NET ASSETS......................................................$211,014,487
                                                                ============

Net assets represented by Contracts.............................$211,014,487
                                                                ============

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
 Income:
   Dividends....................................................$ 11,381,018
                                                                ------------

      Total income..............................................  11,381,018
                                                                ------------

 Expenses:
   Cost of insurance charges (Note 4)...........................  3,722,098
   Mortality and expense risks (Note 4).........................    953,562
                                                                -----------

      Total expenses............................................  4,675,660
                                                                -----------

NET INVESTMENT INCOME...........................................  6,705,358
                                                                -----------

UNREALIZED APPRECIATION ON INVESTMENTS
 Beginning of year.............................................. 48,303,546
 End of year.................................................... 62,632,266

Change in unrealized appreciation on investments................ 14,328,720
                                                                -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............$21,034,078
                                                                ===========


See accompanying notes to financial statements.

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS

                            YEARS ENDED DECEMBER 31,

                                                                                    1998             1997

                                                                              --------------    ----------------
Increase (Decrease) in Net Assets
  From Operations
      Net investment income.................................................   $   6,705,358    $   6,135,321
      Change in unrealized appreciation on investments......................      14,328,720       16,231,615
                                                                               -------------    -------------

      Net increase in net assets resulting from operations..................      21,034,078       22,366,936
                                                                               --------------   -------------

    From Unit Transactions
      Net insurance premiums................................................      32,896,170      30,069,380
      Contract payments.....................................................     (15,071,523)    (13,435,961)
                                                                                --------------  --------------

      Net increase in net assets derived from unit transactions.............      17,824,647      16,633,419
                                                                               --------------  --------------

      Net increase in net assets............................................      38,858,725      39,000,355

Net Assets
    Beginning of year.......................................................     172,155,762     133,155,407
                                                                               -------------   --------------
    End of year.............................................................    $211,014,487    $172,155,762
                                                                                ============    =============


See accompanying notes to financial statements.

                               FIRST INVETORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE 1 -- ORGANIZATION

    First Investors Life Level Premium Variable Life Insurance (Separate Account
B), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by First Investors Life Insurance Company (FIL). Assets of the Separate Account B have been used to purchase shares of First Investors Life Series Fund (The Fund), an open-end diversified management investment company registered under the 1940 Act.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS

        Shares of the Fund held by Separate Account B are valued at net asset value per share. All distributions received from the Fund are reinvested to purchase additional shares of the Fund at net asset value.

    NET ASSETS REPRESENTED BY CONTRACTS

        The net assets represented by contracts represents the cash value of the policyholder accounts which is the estimated liability for future policy benefits. The liability for future policy benefits is computed based upon assumptions as to anticipated mortality, withdrawals and investment yields. The mortality assumption is based upon the 1975-80 Basic Select plus Ultimate mortality table.

    FEDERAL INCOME TAXES

        Separate Account B is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account B will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account B.

NOTE 3 -- INVESTMENTS

    Investments consist of the following:

                                                                      NET ASSET        MARKET
                                                         SHARES         VALUE          VALUE           COST
                                                         ------       ---------        ------          ----
First Investors Life
  Series Fund
    Cash Management..................................   1,232,598      $ 1.00      $  1,232,598    $  1,232,598
    High Yield.......................................   3,076,907       11.70        36,001,354      33,131,839
    Growth...........................................   1,401,591       35.78        50,145,861      27,668,428
    Discovery........................................   1,409,785       26.74        37,697,283      29,978,530
    Blue Chip........................................   1,774,663       26.25        46,582,619      27,793,401
    International Securities.........................   1,764,647       18.88        33,321,641      24,199,648
    Government.......................................     103,688       10.41         1,079,314       1,066,529
    Investment Grade.................................     217,715       11.97         2,605,307       2,316,602
    Utility Income...................................     346,741       15.83         5,489,687       4,135,823
                                                                                 --------------  --------------
                                                                                   $214,155,664    $151,523,398
                                                                                   ============    ============

    The High Yield Series' investments in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities.

NOTE 4 -- MORTALITY AND EXPENSE RISKS AND DEDUCTIONS

    In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, FIL deducts an amount equal on an annual basis to .50% of the daily net asset value of Separate Account B. The deduction for the year ended December 31, 1998 was $953,562.

    A monthly charge is also made to Separate Account B for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk. For further discussion, see "Cost of Insurance Protection" in the Prospectus. For the year ended December 31, 1998 cost of insurance charges amounted to $3,722,098.

 [FIRST INVESTORS LOGO]




                               INSURED SERIES PLAN







This booklet contains two prospectuses. The first prospectus is for our Level Premium Variable Life Insurance Policy, which we call our Insured Series Plan ("ISP"). The second prospectus is for the First Investors Life Series Fund, which serves as the underlying investment options for our variable life insurance policy.


THE DATE OF THIS PROSPECTUS IS APRIL 30, 1999.

                                    CONTENTS*
           LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICIES PROSPECTUS


   OVERVIEW.......................................................2
      The Policy..................................................2
      The Charges and Expenses....................................3
      Who We Are..................................................5
      Risk and Reward Considerations..............................6
   THE POLICY IN DETAIL...........................................6
      Your Premiums...............................................6
      Allocation of Your Net Premium to Investment Options........7
      The Death Benefit...........................................8
      Your Cash Value.............................................9
      Settlement Options..........................................12
      Optional Insurance Riders...................................13
      Other Provisions............................................14
   FEDERAL INCOME TAX INFORMATION.................................16
   OUR OFFICERS AND DIRECTORS.....................................19
   OTHER INFORMATION..............................................20
      Voting Rights...............................................20
      Reservation of Rights.......................................21
      Distribution of Policies....................................22
      Custodian...................................................22
      Reports.....................................................22
      State Regulation............................................22
      Experts.....................................................22
      Relevance of Financial Statements...........................23
      Year 2000...................................................23
   ILLUSTRATIONS OF DEATH BENEFITS,
      CASH VALUES AND ACCUMULATED PREMIUMS........................23
   REPORT OF CERTIFIED PUBLIC ACCOUNTANTS.........................
   FINANCIAL STATEMENTS OF FIRST INVESTORS LIFE...................
   REPORT OF CERTIFIED PUBLIC ACCOUNTANTS.........................
   FINANCIAL STATEMENTS OF SEPARATE ACCOUNT B.....................














-----------------------------

*A Table of Contents for the Life Series Fund prospectus can be found on page 1 of that prospectus.

                             [FIRST INVESTORS LOGO]
                                 95 Wall Street
                            New York, New York 10005
                                 (212) 858-8200

[FIRST INVESTORS LOGO]




                       SUPPLEMENT TO THE PROSPECTUS FOR
                           THE INSURED SERIES PLAN


















This booklet contains two documents. The first document is a supplement to the Insured Series Plan prospectus. The second document is the prospectus for First Investors Life Focused Equity Fund and First Investors Life Target Maturity 2015 Fund, each of which is a series of First Investors Life Series Fund. First Investors Life Target Maturity 2015 Fund is not offered to Insured Series Plan Policyholders.

This supplement is not valid unless accompanied or preceded by the current prospectus for Insured Series Plan, dated April 30, 1999, and should be read together with the Insured Series Plan prospectus and the attached Life Series Fund prospectus for the other series of Life Series Fund. This supplement and the prospectuses should be read and retained for further reference.


               The date of this supplement is November 8, 1999.

                LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICIES
                     SUPPLEMENT DATED NOVEMBER 8, 1999 TO
                       PROSPECTUS DATED APRIL 30, 1999


1. All references in the prospectus to the "nine" Subaccounts of Separate Account B should read "ten" Subaccounts.


2. The following Subaccount and Fund should be added to the lists of Separate Account B Subaccounts and Corresponding Funds on the bottom of page 1:

    SEPARATE ACCOUNT                   CORRESPONDING
     B SUBACCOUNT                           FUND
Focused Equity Subaccount           Focused Equity Fund


3. The following should be added to the Fund Annual Expenses table appearing on page 4:


                                                      TOTAL FUND     FEE WAIVERS
                         MANAGEMENT      OTHER        OPERATING      AND/OR EXPENSE          NET
                           FEES(1)     EXPENSES(2)    EXPENSES(3)    ASSUMPTION(1),(2)   EXPENSES(3)
Focused Equity Fund*        0.75%        0.08%          0.83%         N/A                    N/A



* Because the Fund had no operating history when this supplement to the prospectus was printed, these annual expenses are estimated for the current fiscal year.


4. The following paragraphs should replace the two paragraphs on page 5-6 under the section "Who We Are - Life Series Fund":

      Life Series Fund is an open-end management investment company registered under the 1940 Act. Life Series Fund consists of 13 separate Funds, ten of which are available to Policyowners of Separate Account B. Target Maturity 2007 Fund, Target Maturity 2010 Fund and Target Maturity 2015 Fund are the three Funds of Life Series Fund that are not available to Policyowners of Separate Account B. The Life Series Fund offers its shares only through the purchase of a Policy or a variable annuity contract. It does not offer its shares directly to the general public.

      FIMCO is the investment adviser of each Fund. The Adviser is a New York Corporation located at 95 Wall Street, New York, New York 10005. FIMCO and Life Series Fund have retained Wellington Management Company, 75 State Street, Boston, Massachusetts 02109 to serve as subadviser ("WMC" or "Subadviser") of the International Securities Fund and the Growth Fund, and Arnhold and S. Bleichroeder, Inc., 1345 Avenue of the Americas, New York, New York 10105 ("ASB" or "Subadviser") to serve as the subadviser of the Focused Equity Fund. See the Life Series Fund prospectus for more information about the Adviser and Subadvisers.

5. The table in the section "Our Officers and Directors" appearing on pages 23-24 is amended as follows:

Add "Director" to the list of offices held by William H.  Drinkwater.  Add Clark
D. Wagner as a Director. Mr. Wagner's principal occupation for the last five years is as follows: Chief Investment Officer, First Investors Management Company, Inc. and Executive Investors Management Company, Inc.; Vice President, First Investors Multi-State Insured Tax Free Fund, First Investors New York Insured Tax Free Fund, Inc., Executive Investors Trust, First Investors Government Fund, Inc., First Investors Series Fund and First Investors Insured Tax Exempt Fund, Inc. All references to George V. Ganter and Robert J. Grosso are deleted.

6. The following paragraph should precede the Financial Statements of First Investors Life which began on page 37:

      The most current financial statements of First Investors Life are those as of December 31, 1998. First Investors Life does not prepare financial statements for publication more often than annually and believes that any incremental benefit to investors that may result from preparing and delivering more current financial statements, though unaudited, would not justify the additional cost that would be incurred. In addition, First Investors Life represents that there have been no material adverse changes in its financial condition or operations between December 31, 1998 and the date of this supplement to the prospectus.

7.  The  following   financial   statements  (as  of  September  30,  1999)  are
supplemental to the "Financial Statements of Separate Account B" on page 52-55:

                             FIRST INVESTORS LIFE
                    LEVEL PREMIUM VARIABLE LIFE INSURANCE

               STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                              SEPTEMBER 30, 1999
ASSETS
 Investments at net asset value (Note 3):
   First Investors Life Series Fund.................................$236,145,036

LIABILITIES
   Payable to First Investors Life Insurance Company................   4,123,066
                                                                    ------------

NET ASSETS..........................................................$232,021,970
                                                                    ============

Net assets represented by Contracts.................................$232,021,970
                                                                    ============

                             FIRST INVESTORS LIFE
                    LEVEL PREMIUM VARIABLE LIFE INSURANCE

                     STATEMENT OF OPERATIONS (UNAUDITED)
                     NINE MONTHS ENDED SEPTEMBER 30, 1999

INVESTMENT INCOME
 Income:
   Dividends........................................................$  7,837,666
                                                                    ------------

      Total income..................................................   7,837,666
                                                                    ------------

 Expenses:
   Cost of insurance charges (Note 4)...............................   3,077,446
   Mortality and expense risks (Note 4).............................     858,873
                                                                    ------------

      Total expenses................................................   3,936,319
                                                                    ------------

NET INVESTMENT INCOME...............................................   3,901,347
                                                                    ------------

UNREALIZED APPRECIATION ON INVESTMENTS
 Beginning of period................................................   2,632,266
 End of period......................................................  65,789,044
                                                                    ------------

Change in unrealized appreciation on investments....................   3,156,778
                                                                    ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................$  7,058,125
                                                                    ============


See accompanying notes to financial statements.

                             FIRST INVESTORS LIFE
                    LEVEL PREMIUM VARIABLE LIFE INSURANCE

                STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                     NINE MONTHS ENDED SEPTEMBER 30, 1999


Increase (Decrease) in Net Assets
  From Operations
    Net investment income...................................... $  3,901,347
  Change in unrealized appreciation on investments.............    3,156,778
                                                                ------------

    Net increase in net assets resulting from operations.......    7,058,125
                                                                ------------

  From Unit Transactions
    Net insurance premiums.....................................   25,915,483
    Contract payments..........................................  (11,966,125)
                                                                ------------

    Net increase in net assets derived from unit transactions..   13,949,358
                                                                ------------

    Net increase in net assets.................................   21,007,483

Net Assets
   Beginning of period.........................................  211,014,487
                                                                ------------
   End of period............................................... $232,021,970
                                                                ============


See accompanying notes to financial statements.

                             FIRST INVESTORS LIFE
                    LEVEL PREMIUM VARIABLE LIFE INSURANCE

                  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                              SEPTEMBER 30, 1999

NOTE 1 -- ORGANIZATION

    First Investors Life Level Premium Variable Life Insurance (Separate Account
B), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by First Investors Life Insurance Company (FIL). Assets of the Separate Account B have been used to purchase shares of First Investors Life Series Fund (The Fund), an open-end management investment company registered under the 1940 Act.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS

        Shares of the Fund held by Separate Account B are valued at net asset value per share. All distributions received from the Fund are reinvested to purchase additional shares of the Fund at net asset value.

    NET ASSETS REPRESENTED BY CONTRACTS

        The net assets represented by contracts represents the cash value of the policyholder accounts which is the estimated liability for future policy benefits. The liability for future policy benefits is computed based upon assumptions as to anticipated mortality, withdrawals and investment yields. The mortality assumption is based upon the 1975-80 Basic Select plus Ultimate mortality table.

    FEDERAL INCOME TAXES

        Separate Account B is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account B will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account B.

NOTE 3 -- INVESTMENTS

    Investments consist of the following:

                                             NET ASSET    MARKET
                                    SHARES     VALUE       VALUE         COST

First Investors Life
  Series Fund
   Cash Management...............  1,604,102  $ 1.00  $  1,604,102  $  1,604,102
   High Yield....................  3,262,319   10.67    35,452,209    35,061,904
   Growth........................  1,585,499   36.06    57,168,865    34,235,620
   Discovery.....................  1,495,831   27.66    41,369,843    32,235,091
   Blue Chip.....................  1,949,639   26.82    52,293,102    32,478,519
   International Securities......  1,836,676   20.60    37,835,462    25,629,086
   Government....................    119,154    9.94     1,183,840     1,220,843
   Investment Grade..............    237,109   11.01     2,609,740     2,537,374
   Utilities Income..............    426,279   15.55     6,627,873     5,353,453
                                                      ------------  ------------
                                                      $236,145,036  $170,355,992
                                                      ============  ============

    The High Yield Series' investments in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities.

NOTE 4 -- MORTALITY AND EXPENSE RISKS AND DEDUCTIONS

    In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, FIL deducts an amount equal on an annual basis to .50% of the daily net asset value of Separate Account B. The deduction for the nine months ended September 30, 1999 was $858,873.

    A monthly charge is also made to Separate Account B for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk. For further discussion, see "Cost of Insurance Protection" in the Prospectus. For the nine months ended September 30, 1999 cost of insurance charges amounted to $3,077,446.

[FIRST INVESTORS LOGO]


LIFE SERIES FUND
      FOCUSED EQUITY
      TARGET MATURITY 2015


      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                 THE DATE OF THIS PROSPECTUS IS NOVEMBER 8, 1999

                                    CONTENTS
INTRODUCTION

FUND DESCRIPTIONS

      Focused Equity Fund
      Target Maturity 2015 Fund

FUND MANAGEMENT

BUYING AND SELLING SHARES

      How and  when do the  Funds  price  their  shares?
      How do I buy and  sell shares?

ACCOUNT POLICIES

      What about dividends and capital gain distributions?
      What about taxes?

                                  INTRODUCTION

This prospectus describes two of the First Investors Funds that are used solely as the underlying investment options for variable annuity contracts or variable life insurance policies offered by First Investors Life Insurance Company ("FIL"). This means that you cannot purchase shares of the Funds directly, but only through such a contract or policy as offered by FIL. Each individual Fund description in this prospectus has an "Overview" which provides a brief explanation of the Fund's objectives, its primary strategies, and its primary risks. Each Fund description also contains a "Fund in Detail" section with more information on the strategies and risks of the Fund.

                                FUND DESCRIPTIONS

                               FOCUSED EQUITY FUND

                                    OVERVIEW

OBJECTIVE:  The Fund seeks capital appreciation.

PRIMARY
INVESTMENT
STRATEGIES: The Fund seeks to achieve its objective by focusing its  investments in the common stocks of approximately 20 to 30 U.S. companies. Generally, not more than 12% of the Fund's assets will be invested in the securities of a single issuer. The Fund uses an event-driven approach in selecting investments. In making investment decisions, the Fund looks for companies that appear to be undervalued because they are undergoing corporate or other events that appear likely to result in significant growth in the companies' valuations. The Fund seeks to identify companies with proven management, superior cash flow and outstanding franchise values. The Fund usually will sell a stock when it shows deteriorating fundamentals, reaches its target value, constitutes 12% or more of the total portfolio, or when the Fund identifies better investment opportunities.

PRIMARY
RISKS: While there are substantial potential long-term rewards of investing in a concentrated portfolio of securities that are considered undervalued, there are also substantial risks. First, the value of the portfolio will fluctuate with movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Second, because the Fund is non-diversified and concentrates its investments in the stocks of a small number of issuers, the Fund's performance may be substantially impacted by the change in value of a single holding. Third, there is a risk that the event that led the Fund to make an investment may occur later than anticipated or not at all. This may disappoint the market and cause a decline in the value of the investment. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

            AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                             What about performance?

Because the Fund was new when this prospectus was printed, it has no previous operating history.

                               THE FUND IN DETAIL

  What are the Focused Equity Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE:  The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The Fund seeks to achieve its objective by focusing its investments in the common stocks of approximately 20 to 30 U.S. companies. The Fund is a non-diversified investment company. The Fund will usually concentrate 80% of its portfolio in its top 15 holdings. It will frequently have more than 10% of its assets in the securities of a single issuer. Although the Fund is not required to limit the amount of any investment in the securities of any one issuer, it generally will not invest more than 12% of its assets in the securities of a single issuer. The Fund's strategy is to remain relatively fully invested, but at times the Fund may have cash positions of 10% or more if the Fund cannot identify qualified investment opportunities or it has a negative or "bearish" view of the stock market. However, under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities (including not only common stocks, but preferred stocks and securities convertible into common and preferred stocks).

The Fund uses an event-driven approach in selecting investments. The Fund looks for companies that appear to be undervalued because they are undergoing some corporate or other event that the Fund believes can result in significant growth in the companies' valuations. Examples of these events include: announced mergers, acquisitions and divestitures; financial restructurings; management reorganizations; stock buy-back programs; or industry transformations that can affect competitiveness. The Fund then identifies companies with proven management teams which maintain significant financial interest in the companies, superior cash flows in excess of internal growth requirements and outstanding franchise values. The Fund generally invests with a time horizon of two-to-five years and seeks investments which offer the potential of appreciating at least 50% within the first two years of the investment.

The Fund actively monitors the companies in its portfolio through regular meetings and teleconference calls with senior management and personal visits. The Fund also actively monitors the industries and competitors of the companies within its portfolio and checks whether the original investment thesis still holds true. The Fund usually will sell a stock when it shows deteriorating fundamentals, reaches its target value, constitutes 12% or more of the total portfolio, or when the Fund identifies better investment opportunities.

The Fund may purchase and sell futures contracts and options on futures contracts for hedging purposes. The Fund anticipates engaging in such transactions relatively infrequently and over relatively short periods of time. Any hedging strategy that the Fund may decide to employ will generally be effected by buying puts on the overall market or an index, such as puts on the Standard & Poor's 500 Composite Stock Price Index.

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of the investment, the greater the risk. Here are the principal risks of investing in the Focused Equity Fund:

MARKET RISK: Because the Fund primarily invests in stocks, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only due to company specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Fluctuations in the prices of stocks can be sudden and substantial. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company and, as such, its assets may be invested in a limited number of issuers. This means that the Fund's performance may be substantially impacted by the change in value of even a single holding. The price of a share of the Fund can therefore be expected to fluctuate more than a comparable diversified fund. Moreover, the Fund's share price may decline even when the overall market is increasing. An investment in the Fund therefore may entail greater risks than an investment in a diversified investment company.

EVENT-DRIVEN STYLE RISK: The event-driven investment approach used by the Fund carries the additional risk that the event anticipated may occur later than expected or not at all or may not have the desired effect on the market price of the security.

FUTURES AND OPTIONS RISKS: The Fund could suffer a loss if it fails to hedge its portfolio prior to a market decline. Moreover, if the Fund engages in hedging transactions using futures or options, the Fund could nevertheless suffer a loss if the hedging is based upon an inaccurate prediction of movements in the direction of the securities and interest rate markets or the hedging instrument does not accurately reflect the Fund's portfolio. The Fund may experience adverse consequences that leave it in a worse position than if such strategies were not used. As a result, the Fund may not achieve its investment objective.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit its losses by investing up to 100% of its assets in short-term money market instruments. If the Fund does so, it may not achieve its investment objective.

                            TARGET MATURITY 2015 FUND

                                    OVERVIEW

OBJECTIVE:     The Fund seeks a  predictable  compounded  investment  return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

PRIMARY
INVESTMENT
STRATEGIES:    The Fund primarily invests in non-callable zero coupon bonds that mature on or around the maturity  date of the Fund and are issued
               or   guaranteed  by  the  U.S.   government,   its  agencies  and
               instrumentalities. The Fund will mature and terminate at the end of the year 2015. The Fund generally follows a buy and hold strategy, but may sell an investment when the Fund identifies an opportunity to increase its yield or to meet redemptions.

PRIMARY
RISKS: If an investment in the Fund is sold prior to the Fund's maturity, there is substantial interest rate risk. Like other bonds, zero coupon bonds are sensitive to changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. Zero coupon bonds are more interest rate sensitive than other bonds because zero coupon bonds pay no interest to their holders until their maturities. This means that the market prices of zero coupon bonds will fluctuate far more than those of bonds that pay interest periodically. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money if you liquidate your investment in the Fund prior to the Fund's maturity.

               AN  INVESTMENT  IN THE  FUND  IS NOT A  BANK  DEPOSIT  AND IS NOT
               INSURED  OR   GUARANTEED   BY  THE  FEDERAL   DEPOSIT   INSURANCE
               CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                             What about performance?

Because the Fund was new when this prospectus was printed, it has no previous operating history.

                               THE FUND IN DETAIL

  What are the Target Maturity 2015 Fund's objective, principal investment strategies, and risks?

OBJECTIVE: The Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

PRINCIPAL  INVESTMENT  STRATEGIES:  The Fund  invests  at least 65% of its total assets in zero coupon securities. The vast majority of the Fund's investments consists of non-callable, zero coupon bonds that mature on or around the maturity date of the Fund and are direct obligations of the U.S. Treasury. Zero coupon securities are debt obligations that do not entitle holders to any periodic payments of interest prior to maturity and therefore are issued and traded at discounts from their face values. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or issued by private corporate issuers. The discounts from face values at which zero coupon securities are purchased vary depending on the times remaining until maturities, prevailing interest rates, and the liquidity of the securities. Because the discounts from face values are known at the time of investment, investors intending to hold zero coupon securities until maturity know the value of their investment return at the time of investment, assuming full payment is made by the issuer upon maturity.

The Fund seeks zero coupon bonds that will mature on or about the Fund's maturity date. As the Fund's zero coupon bonds mature, the proceeds will be invested in short term U.S. government securities. The Fund generally follows a buy and hold strategy consistent with attempting to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity. On the Fund's maturity date, the Fund's assets will be converted to cash and distributed, or reinvested in another Fund of Life Series Fund, at your choice.

Although the Fund generally follows a buy and hold strategy, the Fund may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions.

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of an investment, the greater the risk. Here are the principal risks of investing in the Target Maturity 2015 Fund:

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines; when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, will fluctuate far more in response to changes in interest rates than those of non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other funds that invest in securities that have similar maturities and yields but that make current distributions of interest.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses.

                                 FUND MANAGEMENT

First Investors Management Company, Inc. ("FIMCO") is the investment adviser to each of the Funds in the Life Series Fund. Its address is 95 Wall Street, New York, NY 10005. It currently is investment adviser to 53 mutual funds or series of funds with total net assets of approximately $5 billion. Except as noted below, FIMCO supervises all aspects of each Fund's operations and determines each Fund's portfolio transactions. For its services, FIMCO receives a fee at an annual rate of 0.75% of the average daily net assets of each Fund up to and including $250 million; 0.72% of the average daily net assets in excess of $250 million up to and including $500 million; 0.69% of the average daily net assets in excess of $500 million up to and including $750 million; and 0.66% of the average daily net assets over $750 million.

FIMCO and Life Series Fund have retained Arnhold and S. Bleichroeder, Inc. ("ASB" or "Subadviser") as the Focused Equity Fund's investment subadviser. Subject to continuing oversight and supervision by FIMCO and the Board of Trustees, ASB has discretionary trading authority over all of the Focused Equity Fund's assets. ASB is located at 1345 Avenue of the Americas, New York, NY 10105. ASB and its affiliates currently provide investment advisory services to investment companies, institutions and private clients. As of September 30, 1999, ASB and its affiliates held investment management authority with respect to more than $4 billion of domestic and international assets.

The Focused Equity Fund is managed by Colin G. Morris, Senior Vice President of ASB, who has been responsible for the management of various ASB clients since January 1993. Prior to joining ASB in 1992, Mr. Morris was a partner at Mabon Securities, with responsibility over arbitrage investments from 1988 to 1992.

Clark D. Wagner of FIMCO serves as Portfolio Manager of the Target Maturity 2015 Fund. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.


In addition to the investment risks of the Year 2000 which are disclosed above, the ability of FIMCO, ASB and their affiliates to price the Funds' shares, process purchase and redemption orders, and render other services could be adversely affected if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. Additionally, because the services provided by FIMCO, ASB and their affiliates depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of such third party computer systems to deal with the Year 2000 may have a negative effect on the services provided to the Funds. FIMCO, ASB and their affiliates are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.

                            BUYING AND SELLING SHARES

                  How and when do the Funds price their shares?

The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("ET"), on each day the New York Stock Exchange ("NYSE") is open for regular trading. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

In valuing its assets, each Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees of the Funds.

                          How do I buy and sell shares?

Investments in each of the Funds may only be made through purchases of variable annuity contracts or variable life insurance policies offered by FIL. Purchase payments for variable annuity contracts, less applicable charges or expenses, are paid into specified unit investment trusts, Separate Account C or Separate Account D. Variable life insurance policy premiums, less certain expenses, are paid into a unit investment trust, Separate Account B. The Separate Accounts pool these proceeds to purchase shares of a Fund designated by purchases of the variable annuity contracts or variable life insurance policies. Purchases and redemptions of shares of a Fund by the Separate Accounts are effected at NAV per share next determined after the order is placed.

For information about how to buy or sell the variable annuity contracts and variable life insurance policies, see the Separate Account prospectus which accompanies this prospectus. It will describe not only the process for buying and selling contracts and policies but also the fees and charges involved. This prospectus must be accompanied by a Separate Account prospectus.

                                ACCOUNT POLICIES

              What about dividends and capital gain distributions?

The Separate Accounts which own the shares of the Funds will receive all dividends and distributions. As described in the attached Separate Account prospectus, all dividends and distributions are then reinvested by the appropriate Separate Account in additional shares of the applicable Fund.

To the extent that they have net investment income, each Fund will declare and pay, on an annual basis, dividends from net investment income. Each Fund will declare and distribute any net realized capital gains, on an annual basis, usually after the end of each Fund's fiscal year. Each Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

                                What about taxes?

You will not be subject to taxes as the result of purchases or sales of Fund shares by the Separate Account, or Fund dividends, or distributions to the Separate Accounts. There are tax consequences associated with investing in the variable annuity contracts and variable life insurance policies. These tax consequences are discussed in the accompanying Separate Account prospectus.

[FIRST INVESTORS LOGO]

LIFE SERIES FUND
      FOCUSED EQUITY
      TARGET MATURITY 2015


For investors who want more information about the Funds, the following document is available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

You can get free copies of the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone:  1-800-423-4026

You can review and copy information about the Funds (including the Funds' SAI) at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. You can also send your request for copies and a duplicating fee to the Public Reference Room of the SEC, Washington, DC 20549-6009. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Text-only versions of Fund documents can be viewed online or downloaded from the SEC's Internet website at http://www.sec.gov.

                                       (Investment  Company Act File No.:  First
                                       Investors Life Series Fund 811-4325)

INDIVIDUAL VARIABLE ANNUITY CONTRACTS
OFFERED BY
FIRST INVESTORS LIFE INSURANCE COMPANY
("FIRST INVESTORS LIFE")

THROUGH

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C (SEPARATE ACCOUNT C)
FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D (SEPARATE ACCOUNT D)
95 Wall Street, New York, New York  10005/(212) 858-8200

     This Prospectus describes deferred Variable Annuity Contracts (the "Contracts") that First Investors Life Insurance Company is offering you the opportunity to accumulate capital, on a tax-deferred basis, for retirement or other long-term purposes and thereafter to annuitize your accumulated cash value if you so elect. If you elect to annuitize, the Contracts offer several options under which you can receive annuity payments for life.


     The Contracts invest in the same underlying investment portfolios. Whether you invest in a Separate Account C or Separate Account D Contract, you allocate your purchase payments (less certain charges) to one of the eleven "Subaccounts." Each of these Subaccounts invests in a corresponding "Fund" of First Investors Life Series Fund. The amount you accumulate depends upon the performance of the Subaccounts in which you invest. You bear all of the investment risk, which means that you could lose money.


     The Contracts differ in that they have (a) different sales charge structures (b) different death benefits and (c) different expenses. The Contracts also have different minimum investments. The Separate Account C
Contract may be purchased with as little as $2,000. The Separate Account D Contracts require a minimum investment of $25,000.

     THE INTERNAL REVENUE SERVICE MAY ASSESS A PENALTY ON EARLY WITHDRAWAL. THE CONTRACTS PROVIDE YOU WITH A 10-DAY REVOCATION RIGHT.

     Please read this Prospectus and keep it for future reference. It contains important information that you should know before buying a Contract. We filed a Statement of Additional Information ("SAI"), dated April 30, 1999, with the Securities and Exchange Commission. We incorporate the SAI by reference into this Prospectus. See page 26 of this Prospectus for the SAI Table of Contents. You can get a free SAI by contacting us at the address or telephone number shown above.

     The  Securities  and Exchange  Commission  has not approved or  disapproved
these   securities   or  passed  on  the  adequacy  of  this   Prospectus.   Any
representation to the contrary is a criminal offense.

   This Prospectus is valid only if attached to the current prospectus for First Investors Life Series Fund ("Life Series Fund").

                 The date of this Prospectus is April 30, 1999.

                            GLOSSARY OF SPECIAL TERMS

     ACCUMULATED VALUE - The value of all the Accumulation Units credited to the Contract.

     ACCUMULATION PERIOD - The period between the date of issue of a Contract and the Annuity Commencement Date.

     ACCUMULATION UNIT - A unit that measures the value of a Contractowner's interest in a Subaccount of Separate Account C or Separate Account D before the Annuity Commencement Date.

     ADDITIONAL PAYMENT - A purchase payment made to First Investors Life after issuance of a Contract.

     ANNUITANT - The person who is designated to receive annuity payments or who is actually receiving annuity payments.

     ANNUITY COMMENCEMENT DATE - The date on which we begin making annuity payments.

     ANNUITY UNIT - A unit that determines the amount of each annuity payment after the first annuity payment.

     BENEFICIARY - The person who is designated to receive any benefits under a Contract upon the death of the Annuitant or the Contractowners.

     CONTRACT - An individual variable annuity contract offered by this Prospectus.

     CONTRACTOWNER - The person or entity with legal rights of ownership of the Contract.

     FIXED ANNUITY - An annuity with annuity payments that remain fixed as to dollar amount throughout the payment period.

     GENERAL ACCOUNT - All assets of First Investors Life other than those allocated to Separate Account C, Separate Account D and other segregated investment accounts of First Investors Life.

     JOINT ANNUITANT - The designated second person under a joint and survivor life annuity.

     PURCHASE PAYMENT - A payment made to First Investors Life to purchase a Contract.

     SEPARATE ACCOUNT C - The segregated investment account entitled "First Investors Life Variable Annuity Fund C," established by First Investors Life pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

     SEPARATE ACCOUNT D - The segregated investment account entitled "First Investors Life Variable Annuity Fund D," established by First Investors Life pursuant to applicable law and registered as a unit investment trust under the 1940 Act.

     SUBACCOUNT - A segregated investment subaccount under Separate Account C or Separate Account D that corresponds to a fund of the Life Series Fund. The assets of a Subaccount are invested in shares of the corresponding fund of the Life Series Fund.

     VALUATION DATE - Any date on which the New York Stock Exchange ("NYSE") is open for regular trading. Each Valuation Date ends as of the close of regular trading on the NYSE (normally 4:00 P.M., Eastern Time). The NYSE currently observes the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     VALUATION PERIOD - The period beginning at the end of any Valuation Date and extending to the end of the next Valuation Date.

     VARIABLE ANNUITY - An annuity with annuity payments that vary in dollar amount, in accordance with the net investment experience of the Subaccounts, throughout the payment period.

     WE (AND OUR) - First Investors Life Insurance Company.

     YOU (AND YOUR) - The prospective contractowner.

                                   FEE TABLES

     The two tables below are provided to help you understand the various charges and expenses you will directly or indirectly bear in purchasing a contract. The tables show how the charges and expenses for the Contract funded through Separate Account C ("Separate Account C Contracts") differ from those of the Contract funded through Separate Account D ("Separate Account D Contracts"). The following table reflects the charges and expenses of the relevant Separate Account. The table on the next page reflects the fees and expenses of the series (each a "Fund" and collectively "Funds") of the Life Series Fund in which the Separate Accounts invest. The Fee Tables reflect expenses expected to be incurred in 1999.

SEPARATE ACCOUNT EXPENSES

SEPARATE  ACCOUNT  C  (FRONT-LOADED          SEPARATE   ACCOUNT  D  (BACK-LOADED
CONTRACT)                                    CONTRACT)
CONTRACTOWNER TRANSACTION EXPENSES           CONTRACTOWNER TRANSACTION EXPENSES
Maximum   Sales  Load  Imposed  on           Maximum   Sales  Load  Imposed  on
Purchases   (as  a  percentage  of           Purchases   (as  a  percentage  of
purchase payment)............7.00%           purchase payments).............None
Maximum  Contingent  Deferred Sales          Maximum  Contingent  Deferred Sales
Charge.........................None          Charge.......................7.00%*
Annual Contract Maintenance  Charge          Annual    Contract      Maintenance
 ...............................None          Charge.....................$30.00**


SEPARATE  ACCOUNT C ANNUAL EXPENSES          SEPARATE  ACCOUNT D ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE ACCOUNT          (AS A PERCENTAGE OF AVERAGE ACCOUNT
VALUE)                                       VALUE)
Mortality  and Expense Risk                  Mortality  and Expense Risk
Charges.......................1.00%          Charges.......................1.25%
Other Charges................0.00%+          Administrative Charge.........  15%
Total   Separate   Account   Annual                                        =====
Expenses......................1.00%          Total    Separate    Account Annual
                                             Expenses......................1.40%


* The maximum contingent deferred sales charge ("CDSC") is a percentage of the value of the Accumulation Units surrendered (not to exceed the aggregate amount of the purchase payments made for the Units). The charge decreases 1% each year so that there is no charge after seven years. Each year you may withdraw ("surrender") up to 10% of total purchase payments without a CDSC. For purposes of computing the CDSC, Units are considered to be redeemed in the order in which they were purchased (i.e., first-in, first-out).

** We deduct the Contract Maintenance Charge of $30 from the Accumulated Value, except that this charge will not exceed 2% of that value. For more information, see "Contract Maintenance Charge."

+ We may deduct an administrative charge if the Accumulated Value of a Contract is less than $1,500 (see "Administrative Charge").

     For more complete descriptions of the various charges and expenses shown, please refer to "THE CONTRACTS IN DETAIL -- Sales Charge, Mortality and Expense Risk Charges, and Other Charges." In addition, Premium taxes may apply (see "Other Charges").

FUND ANNUAL EXPENSES
(AS A PERCENTAGE OF FUND AVERAGE NET ASSETS)

These expenses are the same whether you invest in a Separate Account C or Separate Account D Contract.


                                                                                               FEE WAIVERS
                                                                                TOTAL FUND        AND/OR
                                             MANAGEMENT         OTHER           OPERATING         EXPENSE          NET
                                               FEES(1)        EXPENSES(2)       EXPENSES(3)    ASSUMPTIONS     EXPENSES(3)
                                               -------        ----------        -----------      (1),(2)       -----------
                                                                                                 -------

Blue Chip Fund                                 0.75%           0.07%             0.82%            N/A            N/A
Cash Management Fund                           0.75            0.24              0.99             0.29%          0.70%
Discovery Fund                                 0.75            0.08              0.83             N/A            N/A
Government Fund                                0.75            0.12              0.87             0.15           0.72
Growth Fund                                    0.75            0.07              0.82             N/A            N/A
High Yield Fund                                0.75            0.08              0.83             N/A            N/A
International Securities Fund                  0.75            0.40              1.15             N/A            N/A
Investment Grade Fund                          0.75            0.10              0.85             0.15           0.70
Target Maturity 2007 Fund                      0.75            0.09              0.84             0.15           0.69
Target Maturity 2010 Fund                      0.75            0.09              0.84             0.15           0.69
Utilities Income Fund                          0.75            0.13              0.88             0.15           0.73



 (1) For the fiscal year ended December 31, 1998, the Adviser waived Management Fees in excess of 0.60% for Cash Management Fund, in excess of 0.60% for Government Fund, in excess of 0.60% for Investment Grade Fund, in excess of 0.60% for Target Maturity 2007 Fund, in excess of 0.60% for Target Maturity 2010 Fund, and in excess of 0.60% for Utilities Income Fund. The Adviser has contractually agreed with Life Series Fund to waive Management Fees in excess of 0.60% for Cash Management Fund, in excess of 0.60% for Government Fund, in excess of 0.60% for Investment Grade Fund, in excess of 0.60% for Target Maturity 2007 Fund, in excess of 0.60% for Target Maturity 2010 Fund, and in excess of 0.60% for Utilities Income Fund for a period of twelve months commencing on May 1, 1999.

(2) For the fiscal year ended December 31, 1998, the Adviser assumed certain Other Expenses in excess of 0.10% for Cash Management Fund, in excess of 0.10% for Government Fund, in excess of 0.10% for Investment Grade Fund, in excess of 0.10% for Target Maturity 2007 Fund, and in excess of 0.10% for Target Maturity 2010 Fund. The Adviser has contractually agreed with Life Series Fund to assume Other Expenses in excess of 0.10% for Cash Management Fund for a period of twelve months commencing on May 1, 1999.


(3) Each Fund, other than International Securities Fund, has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses or Net Expenses.

EXAMPLE (SEPARATE ACCOUNT C CONTRACT)

If you surrender your Contract (or if you annuitize) for the number of years shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


                                              1 YEAR          3 YEARS         5 YEARS         10 YEARS
                                              ------          -------         -------         --------

Blue Chip Subaccount.........................   $87            $123             $162            $269
Cash Management Subaccount...................    86             120              156             257
Discovery Subaccount.........................    87             124              162             270
Government Subaccount........................    86             120              157             259
Growth Subaccount............................    87             123              162             269
High Yield Subaccount........................    87             124              162             270
International Securities Subaccount..........    90             133              177             301
Investment Grade Subaccount..................    86             120              156             257
Target Maturity 2007 Subaccount..............    86             120              155             256
Target Maturity 2010 Subaccount..............    86             120              155             256
Utilities Income Subaccount..................    86             121              157             260


EXAMPLE (SEPARATE ACCOUNT D CONTRACT)

The expenses you incur in purchasing a Separate Account D Contract would depend upon whether or not you surrender your contract. If you surrender your Contract at the end of the period shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


                                              1 year          3 years         5 years         10 years
                                              ------          -------         -------         --------

Blue Chip Subaccount.........................  $123            $209             $299            $555
Cash Management Subaccount...................   121             206              293             543
Discovery Subaccount.........................   123             210              299             556
Government Subaccount........................   122             206              294             545
Growth Subaccount............................   123             209              299             555
High Yield Subaccount........................   123             210              299             556
International Securities Subaccount..........   126             219              316             589
Investment Grade Subaccount..................   121             206              293             543
Target Maturity 2007 Subaccount..............   121             205              292             542
Target Maturity 2010 Subaccount..............   121             205              292             542
Utilities Income Subaccount..................   122             207              294             546


If you do not surrender your contract (or if you annuitize) at the end of the period shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


                                              1 year          3 years         5 years         10 years
                                              ------          -------         -------         --------

Blue Chip Subaccount.........................   $53            $159             $269            $555
Cash Management Subaccount...................    51             156              263             543
Discovery Subaccount.........................    53             160              269             556
Government Subaccount........................    52             156              264             545
Growth Subaccount............................    53             159              269             555
High Yield Subaccount........................    53             160              269             556
International Securities Subaccount..........    56             169              286             589
Investment Grade Subaccount..................    51             156              263             543
Target Maturity 2007 Subaccount..............    51             155              262             542
Target Maturity 2010 Subaccount..............    51             155              262             542
Utilities Income Subaccount..................    52             157              264             546


     YOU SHOULD NOT CONSIDER THE EXPENSES IN THE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN FUTURE YEARS MAY BE MORE OR LESS THAN THOSE SHOWN.

                         CONDENSED FINANCIAL INFORMATION

TABLE 1:  SEPARATE ACCOUNT C

   This table shows the accumulation unit values and the number of accumulation units outstanding for each Subaccount of Separate Account C, at the dates shown. The accumulation unit value for each Subaccount was initially set at $10.00 on October 16, 1990, except as follows: Investment Subaccount and Government Subaccount, January 7, 1992; Utilities Income Subaccount, November 16, 1993; Target Maturity 2007 Subaccount, April 24, 1995; and Target Maturity 2010 Subaccount, April 29, 1996.


                                                                                            NUMBER OF
                                                                         ACCUMULATION    ACCUMULATION
SUBACCOUNT                                             AT                UNIT VALUE($)        UNITS
-------------------------------------------------------------------------------------------------------------------

Blue Chip Subaccount......................   December 31, 1990           10.74931759         144,049.8
                                             December 31, 1991           13.42731580         561,758.4
                                             December 31, 1992           14.18287684       1,085,254.0
                                             December 31, 1993           15.23373431       1,529,348.1
                                             December 31, 1994           14.86290782       1,959,841.2
                                             December 31, 1995           19.71773603       2,413,509.3
                                             December 31, 1996           23.72148089       3,116,839.9
                                             December 31, 1997           29.75982140       3,812,804.5
                                             December 31, 1998           34.96033275       4,012,212.4

Cash Management Subaccount................   December 31, 1990           10.07542807         571,856.9
                                             December 31, 1991           10.52748985         571,891.0
                                             December 31, 1992           10.73770189         437,185.0
                                             December 31, 1993           10.91847727         253,743.1
                                             December 31, 1994           11.21833852         235,919.5
                                             December 31, 1995           11.71983145         252,407.7
                                             December 31, 1996           12.18484038         246,553.2
                                             December 31, 1997           12.67719681         256,188.6
                                             December 31, 1998           13.18253046         364,729.9

Discovery Subaccount......................   December 31, 1990           10.91349031           8,362.1
                                             December 31, 1991           16.53848277         130,585.7
                                             December 31, 1992           18.93150000         307,107.8
                                             December 31, 1993           22.89932001         563,070.0
                                             December 31, 1994           22.07727850         867,303.8
                                             December 31, 1995           27.37355380       1,203,507.8
                                             December 31, 1996           30.48354883       1,523,777.2
                                             December 31, 1997           35.26286749       1,838,056.5
                                             December 31, 1998           35.97570267       1,911,584.8

Government Subaccount.....................   December 31, 1992           10.87670909         437,095.3
                                             December 31, 1993           11.44920392         674,512.1
                                             December 31, 1994           10.85941183         672,797.1
                                             December 31, 1995           12.43183229         705,348.4
                                             December 31, 1996           12.74903390         643,378.3
                                             December 31, 1997           13.70958126         588,697.3
                                             December 31, 1998           14.59671768         601,159.8

                                       6

                                                                                            NUMBER OF
                                                                         ACCUMULATION    ACCUMULATION
SUBACCOUNT                                             AT                UNIT VALUE($)        UNITS
-------------------------------------------------------------------------------------------------------------------

Growth Subaccount.........................   December 31, 1990           10.75804081          24,176.8
                                             December 31, 1991           14.34498476         204,821.5
                                             December 31, 1992           15.59155937         567,241.7
                                             December 31, 1993           16.35977780         958,529.1
                                             December 31, 1994           15.73131059       1,347,003.7
                                             December 31, 1995           19.48689883         1,729,637
                                             December 31, 1996           24.01011967       2,241,867.6
                                             December 31, 1997           30.73197657       2,862,521.1
                                             December 31, 1998           38.74794069       3,085,019.4

High Yield Subaccount.....................   December 31, 1990           10.00101048          69,585.9
                                             December 31, 1991           13.25243640         220,366.3
                                             December 31, 1992           14.86894995         279,777.4
                                             December 31, 1993           17.38280181         391,036.8
                                             December 31, 1994           16.93482626         513,297.7
                                             December 31, 1995           20.09026188         671,849.9
                                             December 31, 1996           22.38760536         799,626.6
                                             December 31, 1997           24.92887084         950,571.7
                                             December 31, 1998           25.45748200       1,016,074.5

International Securities Subaccount.......   December 31, 1990           10.26630533         118,091.2
                                             December 31, 1991           11.73276972         269,273.6
                                             December 31, 1992           11.46589494         463,523.6
                                             December 31, 1993           13.86795475         792,294.1
                                             December 31, 1994           13.55233761       1,383,676.5
                                             December 31, 1995           15.92618862       1,502,998.2
                                             December 31, 1996           18.16949900       1,956,014.4
                                             December 31, 1997           19.62431480       2,329,410.5
                                             December 31, 1998           22.96087882       2,307,046.6

Investment Grade Subaccount...............   December 31, 1992           10.77845214         395,839.5
                                             December 31, 1993           11.82065978         784,651.0
                                             December 31, 1994           11.28602521         923,445.3
                                             December 31, 1995           13.37384783       1,076,644.3
                                             December 31, 1996           13.61638687       1,050,200.1
                                             December 31, 1997           14.80366272         988,996.1
                                             December 31, 1998           15.99733761       1,071,756.2

Target Maturity 2007 Subaccount...........   December 31, 1995           11.90553994         775,738.1
                                             December 31, 1996           11.53266965       1,252,102.1
                                             December 31, 1997           12.94581989       1,515,226.0
                                             December 31, 1998           14.73597183       1,547,831.2

Target Maturity 2010 Subaccount...........   December 31, 1996           10.81913243         170,708.7
                                             December 31, 1997           12.41073564         381,345.1
                                             December 31, 1998           14.05135661         478,329.7

Utilities Income Subaccount...............   December 31, 1993            9.92774964          45,091.7
                                             December 31, 1994            9.11659215         473,447.1
                                             December 31, 1995           11.75759954       1,129,455.9
                                             December 31, 1996           12.75464824       1,689,626.3
                                             December 31, 1997           15.79406311       1,878,396.6
                                             December 31, 1998           17.60340941       2,219,597.9


TABLE 2:  SEPARATE ACCOUNT D

   This table shows the accumulation unit values and the number of accumulation units outstanding for each Subaccount of Separate Account D, on the dates shown. The accumulation unit value for each Subaccount was initially set at $10.00 on July 28, 1997.


                                                                                            NUMBER OF
                                                                         ACCUMULATION    ACCUMULATION
SUBACCOUNT                                             AT                UNIT VALUE($)        UNITS
-------------------------------------------------------------------------------------------------------------------

Blue Chip Subaccount...........................   December 31, 1997      10.18519950         426,185.6
                                                  December 31, 1998      11.91730629       1,531,169.8

Cash Management Subaccount.....................   December 31, 1997      10.15474840          28,344.4
                                                  December 31, 1998      10.51737952          82,526.4

Discovery Subaccount...........................   December 31, 1997      10.23140687         205,814.9
                                                  December 31, 1998      10.39655938         701,595.6

Government Subaccount..........................   December 31, 1997      10.28895863          13,321.1
                                                  December 31, 1998      10.91102057         103,476.8

Growth Subaccount..............................   December 31, 1997      10.33626489         346,768.7
                                                  December 31, 1998      12.98031991       1,316,750.1

High Yield Subaccount..........................   December 31, 1997      10.42338850          60,209.4
                                                  December 31, 1998      10.60191952         325,195.4

International Securities Subaccount............   December 31, 1997       9.30734342         196,448.9
                                                  December 31, 1998      10.84633615         536,298.4

Investment Grade Subaccount....................   December 31, 1997      10.33902780          22,448.4
                                                  December 31, 1998      11.12810542         156,868.9

Target Maturity 2007 Subaccount................   December 31, 1997      10.62155299          62,839.0
                                                  December 31, 1998      12.04205143         302,580.8

Target Maturity 2010 Subaccount................   December 31, 1997      10.79920122          43,680.6
                                                  December 31, 1998      12.17798882         188,719.4

Utilities Income Subaccount....................   December 31, 1997      11.67391319          33,306.9
                                                  December 31, 1998      12.95932846         449,163.0


                                   OVERVIEW

     This overview highlights some basic information about the two Variable Annuity Contracts offered by First Investors Life Insurance Company ("First Investors Life", "We", "Us", or "Our") in this Prospectus. They invest in the same underlying investment portfolios but have different sales charge and expense structures and different death benefit features. Separate Account C Contracts are contracts that are sold with a front-end sales charge. They invest in Separate Account C. Separate Account D Contracts are contracts which are sold with a contingent deferred sales charge. They invest in Separate Account D. We will not accept a purchase of a Separate Account D Contract with the proceeds from a surrender of a Separate Account C Contract. You will find more information about the Contracts beginning on page 11 of this Prospectus.

HOW THE CONTRACTS WORK

     Like all variable annuity contracts, the Contracts have two phases: an accumulation period and an annuity income period. During the accumulation period, earnings on your investment accumulate on a tax-deferred basis. The annuity income period begins when you start to receive annuity income payments. You can select one of several annuity income payment options. The amount of your annuity payments will vary with the performance of the investment options you have selected as well as the type of annuity option you choose.

     During the accumulation period, you invest in investment options or Subaccounts which, like mutual funds, have different investment objectives. You can gain or lose money if you invest in these Subaccounts. The amount of money you accumulate in your contract depends on the performance of the Subaccounts in which you invest. The Contracts currently offer 11 Subaccounts. Each Subaccount invests at net asset value in shares of a corresponding "Fund" of First Investors Life Series Fund ("Life Series Fund"), as shown in the following table.

       SUBACCOUNTS                           FUND
       -----------                           ----

   Blue Chip Subaccount                      Blue Chip Fund
   Cash Management Subaccount                Cash Management Fund
   Discovery Subaccount                      Discovery Fund
   Government Subaccount                     Government Fund
   Growth Subaccount                         Growth Fund
   High Yield Subaccount                     High Yield Fund
   International Securities Subaccount       International Securities Fund
   Investment Grade Subaccount               Investment Grade Fund
   Target Maturity 2007 Subaccount           Target Maturity 2007 Fund
   Target Maturity 2010 Subaccount           Target Maturity 2010 Fund
   Utilities Income Subaccount               Utilities Income Fund

     Each Contract provides a guaranteed death benefit that is payable to a designated beneficiary when the Annuitant dies. The Separate Account C Contract guarantees that the beneficiary will receive the greater of (i) the total purchase payments less any withdrawals or (ii) the Accumulated Value of the Contract on the date of receipt of written notification of death at our Home Office or other designated office. The Separate Account D guarantees that the beneficiary will receive the greater of (i) the total purchase payments less any withdrawals, (ii) the Accumulated Value of the Contract on the date of receipt of Due Proof of Death at our Home Office or other designated office, or (iii) the Accumulated Value on the immediately preceding Specified Contract Anniversary date (these Anniversary dates occur every 7 years after you purchase your Contract) plus any additional purchase payments and less any withdrawals.

WHO WE ARE

     First Investors Life Insurance Company
     --------------------------------------

     First Investors Life, 95 Wall Street, New York, New York 10005 is a stock life insurance company incorporated in New York in 1962. We write life insurance, annuities and accident and health insurance. First Investors Consolidated Corporation ("FICC"), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. and all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC" or "Underwriter") and Administrative Data Management Corp., the transfer agent for the Life Series Fund. Mr. Glenn O. Head, Chairman of FICC, controls FICC and, therefore, controls First Investors Management Company, Inc. and First Investors Life.

     Separate Accounts C & D
     -----------------------

     First Investors Life Variable Annuity Fund C is also called the "Tax Tamer" ("Separate Account C"). It was established on December 21, 1989 under New York Insurance Law. First Investors Life Variable Annuity Fund D is also called the "Tax Tamer II" ("Separate Account D"). It was established on April 8, 1997 under New York Insurance Law.

     Separate Account C and Separate Account D (each an "Account") are registered unit investment trusts with the Securities and Exchange Commission ("SEC"). Such registration does not involve SEC supervision of the management or investment practices or policies of either Account.

     We segregate the assets of each Account from our other assets. We cannot charge liabilities arising out of our other businesses against that portion of each Account's assets that is approximately equal to the amount that is necessary to support the Contracts. We credit to, or charge against, the Subaccounts of each Account realized and unrealized income, gains and losses without regard to our other income, gains and losses. The obligations under the Contracts are our obligations.

     Each Subaccount invests its assets in a corresponding Fund of the Life Series Fund at net asset value. Each Subaccount reinvests all distributions received from a Fund in additional shares of that Fund at net asset value. So, none of the Subaccounts make cash distributions to Contractowners. Each Subaccount may make deductions for charges and expenses by redeeming the number of equivalent Fund shares at net asset value. We value shares of the Funds that we hold in the Subaccounts at their net asset values.

     The Life Series Fund
     --------------------

     First Investors Life Series Fund is a diversified open-end management investment company (commonly known as a "mutual fund") registered with the SEC under the 1940 Act. Registration of the Life Series Fund does not involve supervision by the SEC of the management or investment practices or policies of the Life Series Fund. The Life Series Fund offers its shares only through the purchase of our variable annuity contracts or variable life insurance policies. It does not offer its shares directly to the general public. The Life Series Fund reserves the right to offer its shares to other separate accounts of ours or directly to us.

     First Investors Management Company, Inc. (the "Adviser") is the investment adviser of each Fund. The Adviser is a New York Corporation located at 95 Wall Street, New York, New York 10005. The Adviser and Life Series Fund have retained Wellington Management Company, 75 State Street, Boston, Massachusetts 02109 ("WMC" or "Subadviser"), to serve as the subadviser of the International Securities Fund and Growth Fund. See the Life Series Fund Prospectus for more information about the Adviser and Subadviser as well as the fees that each Fund paid for the fiscal year ended December 31, 1998.

     The Life Series Fund sells its shares to more than one separate account funding variable annuity contracts or variable life insurance policies. Consequently, the possibility arises that violation of the federal tax laws by another separate account investing in the Life Series Fund could cause the Contracts funded through Separate Account C or Separate Account D to lose their tax-deferred status, unless remedial action were taken.

WHO SHOULD CONSIDER PURCHASING A CONTRACT

     The Contract allows you to accumulate money on a tax-deferred basis for retirement or other long-term goals and thereafter to annuitize the accumulated value of your Contract if you wish. Generally, the higher your tax bracket, the more you will benefit from the tax-deferred feature of the Contract. You should not purchase a Contract if you are looking for a short-term investment or if you cannot take the risk of receiving less money than you paid for the Contract. You may want to consult a tax advisor or other professional before you purchase a Contract.

RISK AND REWARD CONSIDERATIONS

     The Contracts offer you the opportunity to benefit on a tax-deferred basis from the performance of the underlying investment options that you choose. However, there are several important factors that you should consider before making a decision to purchase a Contract:

     1. You bear all of the investment risk of the underlying investment options you choose. You should therefore carefully review the prospectus for the underlying Life Series Fund before choosing your underlying investments. It explains the Funds' investment objectives, primary investment strategies, and primary risks.

     2. The Contracts are generally not appropriate choices for the investment of money that you will need in the short term. You should therefore only invest money that you will not need in the short term.

     3. Generally, it is not advisable to switch from one variable insurance contract to another because each contract will have a sales charge. For this reason, we do not allow switches from Separate Account C to Separate Account D.

     4. If you are considering purchasing a Contract inside of an individual retirement account or qualified retirement plan, you should know that the same tax benefits are available whether you invest in mutual funds or variable annuities and that variable annuities generally have higher cost structures than those of mutual funds. The variable annuity's death benefit should be an important factor if you select a variable annuity.

     5. Like other financial services organizations, First Investors Life and its affiliates could experience problems in processing policy-related requests and rendering other services if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. (See "OTHER INFORMATION--Year 2000" for more information.)

                             THE CONTRACTS IN DETAIL

     The Contracts are variable annuity contracts which provide you with the opportunity to accumulate capital on a tax deferred basis by investing in underlying subaccounts and thereafter annuitizing your accumulated cash value if you wish. We offer the Contracts in states where we have the authority to issue the Contracts. We designed the Contracts to offer lifetime annuity payments to Annuitants according to several annuity options. The amount of annuity payments will vary with the investment performance of the Subaccounts as well as the type of annuity you select. The Contracts obligate us to make payments for the lifetime of the Annuitant in accordance with the annuity rates in the Contract, regardless of actual mortality experience (see "Annuity Period"). On the death of the Annuitant before the Annuity Commencement Date, we pay a death benefit to the Beneficiary whom you designate. For a discussion of the amount and manner of payment of this benefit, see "Death of Annuitant During the Accumulation Period."


     You may surrender all or a portion of the Accumulated Value during the Accumulation Period. For a discussion on withdrawals during the Accumulation Period, see "Full and Partial Surrenders During the Accumulation Period." For Federal income tax consequences of a withdrawal, see "Tax Information." The exercise of any Contract right, including the right to make a withdrawal during the Accumulation Period, is subject to the terms and conditions of any qualified trust or plan under which the Contracts are purchased. This Prospectus contains no information concerning such trust or plan.

     We reserve the right to amend the Contracts to meet the requirements of the 1940 Act or other applicable Federal or state laws or regulations.

     Contractowners with any inquiries concerning their account should write to us at our Home Office, 95 Wall Street, New York, New York 10005.

PURCHASE PAYMENTS


     Your initial purchase payment must be at least (a) $2,000 for a Contract under Separate Account C and (b) $25,000 for a Contract under Subaccount D. You may make an Additional Payment under a Contract of at least $200 at any time after Contract issuance under Separate Account C or Separate Account D. We will not accept a purchase of a Separate Account D Contract with the proceeds from a surrender of a Separate Account C Contract.


     We credit an initial purchase payment (less any charges) to a Contractowner's Account on the Valuation Date that we receive it, provided that we have received a properly completed application. We credit an Additional Payment to a Contractowner's Account on the Valuation Date that we receive it. If we receive an incomplete application from you, you must provide us with all required information not later than five business days following the receipt of such application. Otherwise, we will return the purchase payment to you at the end of the five-day period.

     Your purchase payments buy Accumulation Units of the Subaccounts and not shares of the Funds in which the Subaccounts invest. We allocate purchase payments to the appropriate Subaccount or Subaccounts based on the next computed value of an Accumulation Unit following receipt at our Home Office or other designated office. For Separate Account C, we make these allocations after deductions for sales expenses (SEE "Separate Account C-Sales Charge Deducted from Purchase Payments"). We value Accumulation Units at the end of each Valuation Date (I.E., as of the close of regular trading on the NYSE, normally 4:00 P.M., Eastern Time).

ALLOCATION OF NET PURCHASE PAYMENTS TO SUBACCOUNT(S)

     When you purchase a Contract, you allocate (a) your net purchase payment and (b) any additional purchase payments (less any charges) to at least one Subaccount of an Account.

     You may:

     .     choose up to five Subaccounts,

     . allocate no less than 10% of a purchase payment (less any charges) to any Subaccount (we reserve the right to adjust your allocation to eliminate fractional percentages), and

     . transfer part or all of your cash value in a Subaccount to one or more other Subaccounts (subject to the two limitations immediately above) twice during a Contract year in Separate Account C (six times in certain states) and 12 times during a Contract year in Separate Account D.


     Each Subaccount invests its assets at net asset value in shares of the corresponding Fund of Life Series Fund. For example, the Blue Chip Subaccount invests in the Blue Chip Fund, the Government Subaccount invests in the Government Fund, and so on.


     The Funds of the Life Series Fund have different investment objectives, investment strategies, and investment risks. The Funds also have different expenses. The Life Series Fund's Prospectus describes each Fund in detail. There is no assurance that any Fund will realize its investment objective. The cash value of your Contract may increase or decrease depending on the investment performance of the Subaccounts that you choose.

SALES CHARGE


     We impose a sales charge for both Separate  Account C and Separate  Account
D. For Separate Account C, the sales charge is an initial sales charge that we deduct from your purchase payments. For Separate Account D, the sales charge is a contingent deferred sales charge ("CDSC") that may be deducted from the proceeds that we pay you on a full or partial surrender.

     SEPARATE ACCOUNT C - SALES CHARGE DEDUCTED FROM PURCHASE PAYMENTS. We intend the sales charge to cover expenses relating to the sale of the Contracts, including commissions paid to persons distributing the Contracts. Discounts are available on larger purchases. Moreover, when you make Additional Payments after the issuance of the Contract you are entitled to a credit for all prior payments in computing the sales charge percentage. In other words, you pay the sales charge percentage that reflects (a) the total amount of all purchase payments previously made plus (b) the amount of the Additional Payment being made.

                                 DEDUCTION TABLE

                                       SALES CHARGE AS % OF      AMOUNT TO
                                       PURCHASE  NET AMOUNT    DEALERS AS % OF
AMOUNT OF PURCHASE PAYMENT(S)         PAYMENTS*    INVESTED   PURCHASE PAYMENTS

Less than $25,000......................  7.00%      7.53%           5.75%
$25,000 but under $50,000..............  6.25       6.67            5.17
$50,000 but under $100,000.............  4.75       4.99            3.93
$100,000 but under $250,000............  3.50       3.63            2.90
$250,000 but under $500,000............  2.50       2.56            2.19
$500,000 but under $1,000,000..........  2.00       2.04            1.67
$1,000,000 or over.....................  1.50       1.52            1.24

 *    Assumes that we have deducted no Premium taxes.

     We do not impose a sales charge for Contracts sold to (a) officers and full-time employees of First Investors Life or its affiliates who have been employed for at least one year, (b) our agents who have been under contract for at least one year, or (c) Contractowners of First Investors Life Variable Annuity Fund A ("Separate Account A") who exchange their Separate Account A Contracts for Separate Account C Contracts at the next computed values of their Accumulation Units. We require Contractowners who exchange from Separate Account A to Separate Account C to execute a change of contract form. This form states that we deduct a daily charge equal to an annual rate of 1.00% of the daily Accumulation Unit value of any Subaccount as a charge for mortality and expense risks. We may modify or terminate this exchange privilege at any time.


     SEPARATE ACCOUNT D - SALES CHARGE DEDUCTED FROM SURRENDER PROCEEDS. For Separate Account D, we sell the Contracts without an initial sales charge. However, we deduct a contingent deferred sales charge ("CDSC") from the proceeds that we pay you on a full or partial surrender. The CDSC is a percentage of the amount that you surrender (not to exceed the aggregate amount of your purchase payments). The CDSC percentage declines, in accordance with the Table below, from 7% to 0% over a seven-year period from the date purchase payments are received to the date of their surrender. If you have made purchase payments at different times, the CDSC on any one purchase payment will depend upon the length of time from our receipt of the payment to the time of its surrender.



                     CONTINGENT DEFERRED SALES CHARGE TABLE

      ----------------------------------------------------------------------------------------------------------
           Contingent Deferred Sales Charge
         as a Percentage of Purchase Payments             Length of Time from Purchase Payment in Years
                      Surrendered

                          7%                                               Less than 1
                          6%                                                   1-2
                          5%                                                   2-3
                          4%                                                   3-4
                          3%                                                   4-5
                          2%                                                   5-6
                          1%                                                   6-7
                          0%                                               More than 7
      ----------------------------------------------------------------------------------------------------------

     You will not be charged a CDSC on partial surrenders during any Contract Year up to the annual Withdrawal Privilege Amount of 10% of Purchase Payments. You will be subject to a CDSC on any excess over this Amount at the applicable CDSC percentage in the Table. And, of course, this Withdrawal Privilege does not apply to full surrenders. In calculating such a CDSC, we will assume that amount on which you are paying the CDSC is coming first from surrenders of purchase payments (i.e., your cost basis in your contract) and thereafter from any Accumulated Value other than purchase payments (i.e., your gain). If you have made purchase payments at different times, your purchase payments will be treated as being surrendered in the order that we have received them (i.e., first-in, first-out).

     We will also not assess a CDSC:

     .     in the event of the death of the Annuitant or the Contractowner,

     . if you apply the Accumulated Value to an annuity option under the contract, or

     .     for surrenders used to pay Premium taxes.

     For   information   concerning  the  Annuity  Options  and  the  Withdrawal
Privilege, see "Annuity Options" and "Full and Partial Surrenders During the Accumulation Period."


MORTALITY AND EXPENSE RISK CHARGES

     We impose mortality and expense risk charges for both Separate Account C and Separate Account D. The charges are different for each of these Separate Accounts reflecting the difference in the death benefits offered by the two Contracts.

     The mortality risk that we assume arises from our obligation to continue to make Fixed or Variable Annuity payments, determined in accordance with the provisions of the Contracts, to each Annuitant regardless of (a) how long that person lives and (b) how long all payees as a group live. This assures an Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect on the variable annuity payments the Annuitant will receive under the Contract. Moreover, these factors may reduce the risk that the Annuitant will outlive the funds that the Annuitant has accumulated for retirement. We also assume mortality risk as a result of our guarantee of a minimum payment in the event of the death prior to the Annuity Commencement Date of the Annuitant under Separate Account C and the Annuitant or the Contractowner named in the original application for the Contract under Separate Account D.

     In addition, we assume the risk that the charges for administrative expenses may not be adequate to cover such expenses. We will not increase the amount we charge for administrative expenses. In consideration for our assumption of these mortality and expense risks, we deduct an amount equal on an annual basis to the following percentage of the daily Accumulation Unit value of the Subaccounts:

     . For Separate Account C, 1.00%, of which approximately 0.60% is for assuming the mortality risk and 0.40% is for assuming the expense risk.

     . For Separate Account D, 1.25%, of which approximately 0.85% is for assuming the mortality risk and 0.40% is for assuming the expense risk.

     We guarantee that we will not increase the mortality and expense risk charges during the term of any Contract. If the charges are insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on us. Conversely, if the deductions prove more than sufficient, the excess will be a profit to us. We can use any profits resulting to us from over-estimates of the actual costs of the mortality and expense risks for any business purpose, including the payment of expenses of distributing the Contracts. These profits will not remain in Separate Account C or Separate Account D.

Other Charges

     Administrative Charge
     ---------------------

     For Separate Account C, we may deduct an administrative charge of $7.50 annually from the Accumulated Value of Contracts that have an Accumulated Value of less than $1,500 because of partial surrenders. These charges are to compensate us for expenses involved in administering small accounts. If the actual expenses exceed charges, we will bear the loss. For Separate Account D, we deduct an amount equal annually to 0.15% of the daily net asset value of the Subaccounts for the expense of administering the Contract. We guarantee that we will not increase the administrative charges during the term of any Contract.

     Contract Maintenance Charge
     ---------------------------

     For Separate Account D, we deduct a $30.00 Contract Maintenance Charge from the Accumulated Value, on (a) the last business day of each Contract Year or (b) the date of surrender of the Contract, if earlier. This charge will not exceed 2% of the Accumulated Value. We make the charge against the Accumulated Value by proportionately reducing the number of Accumulation Units held in each of your Subaccounts of Separate Account D. We guarantee that we will not increase this charge during the term of any Contract.

     Premium Tax Charge
     ------------------

     Some states assess Premium taxes at the time you:

     .     make purchase payments,

     .     surrender, or

     .     begin receiving annuity payments.

     We currently advance any Premium taxes due at the time you make purchase payments and then deduct Premium taxes from the Accumulated Value of the Contract at the time of surrender, on death of the Annuitant or when annuity payments begin. However, we reserve the right to deduct Premium taxes when incurred. See "Appendix I" for Premium tax table.

     Expenses
     --------


     Total Separate Account expenses for the fiscal year ended December 31, 1998 amounted to $4,598,846 or 1.00% of average net assets for Separate Account C and $555,026 or 1.42% of average net assets for Separate Account D. The Funds have expenses that they pay out of their assets.


THE ACCUMULATION PERIOD

     Crediting Accumulation Units
     ----------------------------

     During the Accumulation Period, we credit purchase payments on the Contracts to the Contractowner's Individual Account in the form of Accumulation Units. We determine the number of Accumulation Units that we credit to a Contractowner for the Subaccounts by dividing (a) the purchase payment (less any charges) by (b) the value of an Accumulation Unit for the Subaccount. We make this valuation after we receive the purchase payment at our Home Office or other designated office.

     The value of the Contractowner's Individual Account varies with the value of the assets of the Subaccounts. The investment performance of the Subaccounts, expenses, and deduction of certain charges affect the value of an Accumulation Unit. There is no assurance that the value of your Individual Account will equal or exceed purchase payments. We determine your Individual Account for a Valuation Period by multiplying (a) the total number of Accumulation Units we credit to the Subaccount by (b) the value of an Accumulation Unit for the Subaccount for the Valuation Period.

     Death of Annuitant During the Accumulation Period
     -------------------------------------------------

     If the Annuitant dies prior to the Annuity Commencement Date, we pay a Death Benefit to the Beneficiary you have designated. We make this payment when we receive (a) a death certificate or similar proof of the death of the Annuitant ("Due Proof of Death") and (b) a First Investors Life Claimant's Statement that includes notification of the Beneficiary's election to receive payment in either a single sum settlement or an Annuity Option. We determine the value of the Death Benefit as of the next computed value of the Accumulation Units following our receipt at our Home Office or other designated office of written notification of death, in the case of Separate Account C, or Due Proof of Death in the case of Separate Account D.

     If you do not elect payment of the Death Benefit under one of the Annuity Options before the Annuitant's death, the Beneficiary may elect to have the Death Benefit (a) paid in a single sum or (b) applied to provide an annuity under one of the Annuity Options or (c) as we otherwise permit. If the Beneficiary elects a single sum settlement, we pay the amount of the Death Benefit within seven days of receipt of Due Proof of Death and a Claimant's Statement.

     If the Beneficiary wants an Annuity Option, the Beneficiary has up to 60 days commencing with the date of our receipt of Due Proof of Death to select an Annuity Option. If the Beneficiary does not make a selection by the end of the 60-day period, we pay a single sum settlement to the Beneficiary. If the Beneficiary selects any Annuity Option, the Annuity Commencement Date is the date specified in the election. That date may be no later than 60 days after receipt by us of Due Proof of Death.

     The amount of the Death Benefit payable on the death of the Annuitant is as follows:

     . For Separate Account C, the greater of (a) the total purchase payments less withdrawals or (b) the Accumulated Value on the date of receipt of written notification of death at our Home Office, or other designated office.

     . For Separate Account D, the greatest of (a) the total purchase payments less any withdrawals; (b) the Accumulated Value on the date of receipt of Due Proof of Death at our Home Office or other designated office; or (c) the Accumulated Value on the immediately preceding Specified Contract Anniversary, increased by any additional purchase payments and decreased by any partial surrenders since that anniversary. The Specified Contract Anniversary is every seventh contract anniversary (i.e., 7th, 14th, 21st, etc.).

     The following example demonstrates how the amount of Death Benefit payable would be determined for a Separate Account D Contract assuming (1) the Purchase Payment is $50,000; (2) no additional Purchase Payments or Partial Surrenders have been made; (3) the Annuitant's death occurs in Policy year 9 when the Accumulated Value is $70,000; and (4) the Accumulated Value on the 7th Contract Anniversary (the immediately preceding Specified Contract Anniversary) is $80,000.

     The amount of Death Benefit payable would therefore be $80,000, which is the greater of (a) (b) or (c) as shown below.

            (a)                        (b)                            (c)

  Total Purchase Payments      Accumulated Value of         Accumulated Value on
   less any withdrawals      Contract on the date of             7th Contract
                                     receipt                     Anniversary
                              of Due Proof of Death

          $50,000                    $70,000                    $80,000


     Death of Contractowner During the Accumulation Period
     -----------------------------------------------------

     If the Contractowner dies before we have distributed the entire interest in the Contract, we must distribute the value of the Contract to the Beneficiary as provided below. Otherwise, the Contract will not qualify as an annuity under

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"). Under Separate Account C, the entire interest of the Contractowner who dies is the Accumulated Value of the Contract. Under Separate Account D, if the
Contractowner who dies is the one named in the original application for the Contract, the entire interest of that Contractowner in the Contract is the same as if the Contractowner had been the Annuitant; if the Contractowner who dies is not the one named in the original application for the Contract, the entire interest of that Contractowner is the Accumulated Value of the Contract.

     If the death of the Contractowner occurs prior to the Annuity Commencement Date, we will distribute the entire interest in the Contract to the Beneficiary
(a) within five years, or (b) beginning within one year of death, under an Annuity Option that provides that we will make annuity payments over a period not longer than the life or life expectancy of the Beneficiary. If the Contract is payable to (or for the benefit of) the Contractowner's surviving spouse, we need not make any distribution. The surviving spouse may continue the Contract as the new Contractowner. If the Contractowner is also the Annuitant, the spouse has the right to become the Annuitant under the Contract. Likewise, if the Annuitant dies and the Contractowner is not a natural person, the Annuitant's surviving spouse has the right to become the Contractowner and the Annuitant.


     Full and Partial Surrenders During the Accumulation Period
     ----------------------------------------------------------

     You may by written request make a full or partial surrender of your Contract, at any time before the earlier of the Annuity Commencement Date or the death of the Annuitant or Contractowner. You will be entitled to receive:

     . For Separate Account C, the net Accumulated Value of the Contract or, in the case of a partial surrender, the portion surrendered.

     . For Separate Account D, the Accumulated Value of the Contract or, in the case of a partial surrender, the portion surrendered less (a) any applicable CDSC, (b) the Contract Maintenance Charge and (c) any applicable Premium taxes not previously deducted.

     A surrender request is effective on the date it is received in writing at our Home Office or other designated office. Your Accumulated Value will be determined based on the next computed value of Accumulation Units following our receipt of your written request. We may defer payment of the amount of the surrender for a period of not more than seven days. We may also postpone such payment during any period when:


     . trading on the NYSE is restricted as the SEC determines or the NYSE is closed for other than weekends and holidays;

     .     the SEC has by order permitted such suspension; or

     . any emergency, as defined by SEC rules, exists when the sale of portfolio securities or calculation of securities is not reasonably practicable.

     In the case of a partial surrender, unless you direct us otherwise, the amount you request will be deducted from your Subaccounts on a pro rata basis in the proportions to which their values bear to the Accumulated Value of your Contract. For Separate Account D, the amount remaining must be at least equal to our minimum balance requirement (currently $5,000). For Separate Account C, there is no minimum balance requirement. However, we may deduct an administrative charge of $7.50 annually if the surrender causes the value of your Contract to fall below $1,500. As noted previously, on a non-cumulative basis, you may make partial surrenders of a Separate Account D Contract during any Contract Year up to the annual Withdrawal Privilege Amount of 10% of Purchase Payments without incurring a CDSC. Amounts surrendered under the Withdrawal Privilege are treated as being from Accumulated Values other than Purchase Payments.

     For more information on fees, charges, and tax consequences on surrenders, see "THE CONTRACTS IN DETAIL -- Sales Charge, Mortality and Expense Risk Charges, and Other Charges"; "Tax Information"; and "Other Charges."

Annuity Commencement Date Exchange Privilege (for Separate Account C only)
--------------------------------------------------------------------------

     If you fully surrender this Contract during the one-year period preceding its Annuity Commencement Date, you can use the proceeds to purchase Class A shares of First Investors mutual funds without incurring a sales charge.

THE ANNUITY PERIOD

     Commencement Date
     -----------------

     Annuity payments begin on the Annuity Commencement Date you select when you buy a Contract. You may elect in writing to advance or defer the Annuity Commencement Date, not later than 30 days before the Annuity Commencement Date. You may defer the Annuity Commencement Date until the first day of the calendar month after -

     . for Separate Account C, the Annuitant's 85th birthday or, if state law permits, 90th birthday.

     .     for Separate Account D, the Annuitant's 90th birthday.

     If you elect no other date, annuity payments will commence on the Contract anniversary date after -

     . for Separate Account C, the Annuitant's 85th birthday, or, if state law permits, 90th birthday.

     .     for Separate Account D, the Annuitant's 90th birthday.

     If the net Accumulated Value on the Annuity Commencement Date is less than $2,000, we may pay such value in one sum in lieu of annuity payments. If the net Accumulated Value is $2,000 or more, but the variable annuity payments are less than $20, we may change the frequency of annuity payments to intervals that will result in payments of at least $20.

     Assumed Investment Rate
     -----------------------

     We build a 3.5% assumed investment rate into the Contract's Annuity Tables, which are used to determine the amount of the monthly annuity payments. A higher rate would mean a higher initial payment but more slowly rising and more rapidly falling subsequent Variable Annuity payments. A lower rate would have the opposite effect. If the actual net investment rate of the Subaccounts is at the annual rate of 3.5%, the Variable Annuity payments will be level. A Fixed
Annuity features annuity payments that remain fixed as to dollar amount throughout the payment period and an assumed interest rate of 3.5% per year built into the Annuity Tables in the Contract.

     Annuity Options
     ---------------

     You may elect to receive payments under any one of the Annuity Options in the Contract. You may make this election at any time at least 30 days before the Annuity Commencement Date on written notice to us at our Home Office or other designated office. If no election is in effect on the Annuity Commencement Date, we will make annuity payments on a variable basis only under Annuity Option 3 below, Life Annuity with 120 Monthly Payments Guaranteed. This is the Basic Annuity.

     The material factors that determine the level of your annuity benefits are:

     .     the  value  of  your  Individual   Account,   as  described  in  this
           Prospectus, before the Annuity Commencement Date;

     .     the Annuity Option you select;

     .     the frequency and duration of annuity payments;

     . the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date; and

     . in the case of a variable annuity, the investment performance of the Subaccounts you select.

     We apply the Accumulated Value on the Annuity Commencement Date, reduced by any applicable Premium taxes not previously deducted, to provide (a) the Basic Annuity or (b) if you have elected an Annuity Option, one of the Annuity Options we describe below.

     The Contracts provide for the six Annuity Options described below:

     Option 1 - LIFE ANNUITY. An annuity payable monthly during the lifetime of the Annuitant, ceasing with the last payment due before the death of the Annuitant. If you elect this Option, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received.

     Option 2a - JOINT AND SURVIVOR LIFE ANNUITY. An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due before the death of the survivor.

     Option 2b - JOINT AND TWO-THIRDS TO SURVIVOR LIFE ANNUITY. An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

     Option 2c - JOINT AND ONE-HALF TO SURVIVOR LIFE ANNUITY. An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

     Under  Annuity   Options  2a,  2b  and  2c,  annuity   payments   terminate
automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.

     Option 3 - LIFE ANNUITY WITH 60, 120 OR 240 MONTHLY PAYMENTS GUARANTEED. An annuity payable monthly during the lifetime of the Annuitant, with the guarantee that if, at his or her death, payments have been made for less than 60, 120 or 240 monthly periods, as elected, we will continue to pay to the Beneficiary any guaranteed payments during the remainder of the selected period and, if the Beneficiary dies after the Annuitant, we will pay the Beneficiary's estate the present value of the remainder of the guaranteed payments. The present value of the remaining payments is the discounted (or reduced) amount which would produce the total of the remaining payments assuming that the discounted amount grew at the effective annual interest rate assumed in the Annuity Tables of the Contract. Pursuant to the 1940 Act, the Beneficiary may also, at any time he or she is receiving guaranteed payments, elect to have us pay him or her the present value of the remaining guaranteed payments in a lump sum.

     Option 4 - UNIT REFUND LIFE ANNUITY. An annuity payable monthly during the lifetime of the Annuitant, terminating with the last payment due before the death of the Annuitant. We make an additional annuity payment to the Beneficiary equal to the following. We take the Annuity Unit value of the Subaccount or Subaccounts as of the date that we receive notice of death in writing at our Home Office or other designated office. We multiply that value by the excess, if any, of (a) over (b). For this purpose, (a) is (i) the net Accumulated Value we allocate to each Subaccount and apply under the option at the Annuity
Commencement Date, divided by (ii) the corresponding Annuity Unit Value as of the Annuity Commencement Date, and (b) is the product of (i) the number of Annuity Units applicable under the Subaccount represented by each annuity payment and (ii) the number of annuity payments made. (For an illustration of this calculation, see Appendix II, Example A, in the Statement of Additional Information.)

     Annuity Election
     ----------------

     You may elect to have the net Accumulated Value applied at the Annuity Commencement Date to provide a Fixed Annuity, a Variable Annuity, or any combination thereof. After the Annuity Commencement Date, we allow no transfers or redemptions where we are making payments based upon life contingencies. You must make these elections in writing to us at our Home Office or other designated office at least 30 days before the Annuity Commencement Date. In the absence of an election, we make annuity payments on a variable basis only under Annuity Option 3 above. Option 3 is the Basic Annuity, a Life Annuity with 120 Monthly Payments Guaranteed.

     Death of Contractowner During Annuity Period
     --------------------------------------------

     If  the  death  of  the  Contractowner  occurs  on  or  after  the  Annuity
Commencement Date, we will distribute the entire interest in the Contract at least as rapidly as under the Annuity Option in effect on the date of death.

     Death of Annuitant
     ------------------

     On receipt of Due Proof of Death of the Annuitant after annuity payments have begun under an Annuity Option, we make any remaining payments under the Option to the Beneficiary as provided by the Option.

     Unless otherwise provided in the Beneficiary designation, if no Beneficiary
survives  the  Annuitant,   the  proceeds  will  be  paid  in  one  sum  to  the
Contractowner, if living; otherwise, to the Contractowner's estate.

TEN-DAY REVOCATION RIGHT

     You may elect to cancel your Contract (a) within ten days from the date your Contract is delivered to you or (b) longer as applicable state law requires. We will cancel the Contract after we receive from you (a) the Contract and (b) a written request for cancellation, at our Home Office or other designated office. We will pay you an amount equal to the following:

     . for Separate Account C, the sum of (a) the Accumulated Value of the Contract on the date of surrender and (b) the amount of any sales charges deducted from the initial purchase payment; and

     . for Separate Account D, the sum of (a) the difference between the purchase payments made under the Contract and the amount allocated to Separate Account D under the Contract and (b) the Accumulated Value of the Contract on the date of surrender.

     Whether you are canceling a Separate Account C or D Contract, the amount we refund to you may be more or less than your initial purchase payment depending on the investment results of the Subaccount or Subaccounts to which you allocated purchase payments. However, in states that require a full refund of premiums, if you elect to exercise to cancel the Contract under the ten-day revocation right, on cancellation, you receive a full refund of the Purchase Payment.

                               TAX INFORMATION
GENERAL

     We base this discussion on our understanding of the federal income tax law and interpretations in effect on the date of this Prospectus. The discussion assumes that the contractowner is a natural person who is a U.S. citizen and U.S. resident. The tax effect on corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. That law and interpretations could change, possibly retroactively. The discussion is general in nature. We do not intend it as tax advice, for which you should consult a qualified tax adviser.

     We discuss only federal income taxes and not state or other taxes.

     Taxation of the Contracts will depend, in part, on whether the Contract is purchased outside of a qualified retirement plan or an individual retirement account ("Non-Qualified Contracts") or as part of an individual retirement account or qualified plan ("Qualified Contracts").

     NON-QUALIFIED CONTRACTS

     Purchase Payments
     -----------------

     Your purchase payments under a Non-Qualified Contract are not deductible from your gross income for tax purposes.

     Increases in Accumulated Value Before Distribution from Contract
     ----------------------------------------------------------------

     Generally, there is no tax on increases in your Contract's Accumulated Value until there is a distribution from a Non-Qualified Contract. A distribution could include a surrender or an annuity payment. However, the Contractowner is subject to tax on such increases, even before a distribution, in the following two situations:

     .     The Contractowner is not a natural person, subject to exceptions.

     . The investments of the Separate Accounts do not meet certain diversification or "investor controls" tests, discussed below.

     Annuity Payments
     ----------------

     Once annuity payments begin, a portion of each payment is taxable as ordinary income. The remaining portion is a nontaxable recovery of your investment in the contract. Generally, your investment in the Contract equals the purchase payments you made, less any amounts you previously withdrew that were not taxable.

     For fixed annuity payments, the tax-free portion of each payment is determined by:

     . dividing your investment in the Contract by the total amount you expect to receive out of the Contract and

     .     multiplying the result by the amount of the payment.

     For Variable Annuity payments, the tax-free portion of each payment is (a) your investment in the Contract divided by (b) the number of expected payments.

     The remaining portion of each payment, and all of the payments you receive after you recover your investment in the Contract, are fully taxable. If payments under a life annuity stop because the Annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

     Distributions Other than Annuity Payments
     -----------------------------------------

     Before  annuity   payments  begin,  the  Code  taxes   distributions   from
Non-Qualified Contracts as follows:

     . a total or partial surrender is taxed in the year of receipt to the extent that the Contract's Accumulated Value exceeds the investment in the Contract;

     . a loan under, or an assignment or pledge of, a Contract is taxed in the same manner as a partial or total surrender;

     . a penalty equal to 10% of the taxable distribution applies to distributions before the taxpayer's age 59-1/2, subject to certain exceptions; and

     . the Code treats all Contracts that we issue to you in the same calendar year as a single Contract. Consequently, you should consult your tax advisor before buying more than one Contract in any calendar year.

     Diversification and Control Tests
     ---------------------------------

     The Subaccounts of Separate Account C and Separate Account D must meet the Code's investment diversification test. Each Subaccount meets the test if:

     . the investments of the Fund in which the Subaccount invests are diversified according to certain limits;

     . the Fund in which the Subaccount invests is a regulated investment company under the Code;

     . all shares of the Fund are owned only by (a) Separate Account C, Separate Account D, or similar accounts of First Investors Life or other insurance companies, (b) a life insurance company general account, or (c) the Adviser, in starting or managing the Fund (in the case of (b) and (c) of this paragraph, there must be no intention to sell shares to the general public); (d) the trustee of a qualified pension or retirement plan; and

     . access to the Fund is available only through the purchase of Contracts, or other Variable Annuity or life insurance products of First Investors Life or other insurance companies.

     If Separate Account C or Separate Account D failed the diversification test, you would be taxed on increases in the value of any Contract you own that is supported by the Separate Account that failed the test. The tax would apply from the first quarter of the failure, until we corrected the failure in conformity with a Treasury Department procedure.

     The Contracts must also meet an "investor control" test, which the Treasury Department has said it may address in guidelines through regulations or rulings. This test could specify that your control over allocation of values among different investments may cause you to be treated as the owner of Separate Account C or Separate Account D assets, as applicable, for tax purposes. We reserve the right to amend the Contracts in any way necessary to avoid this result. As of the date of this prospectus, the Treasury Department has issued no guidelines on the subject. However, the Department has informally indicated that guidelines could limit the number of underlying funds or the frequency of transfers among those funds. The guidelines may apply only prospectively, although retroactive effect is possible if the guidelines do not embody a new position. Failure of the "control test" would result in current taxation to you of increases in your Contract value.

QUALIFIED PLAN CONTRACTS

     Taxation of a Contract depends, in part, on the provisions of the applicable plan where the Contract is issued to:

     .     a qualified individual retirement account;

     .     a qualified corporate employee pension and profit-sharing plan; or

     . a retirement or deferred compensation plan that does not meet the requirements applicable to a qualified plan.

     Some of tax rules applicable to such Contracts are similar to tax rules applicable to Non-Qualified Contracts, including: (a) deferral of the taxation until you receive a distribution, (b) taxation of a part of each distribution or annuity payment, and (c) the 10% penalty on early distributions.

WITHHOLDING

     The Code generally requires us to withhold income tax from any Contract distribution, including a total or partial surrender or an annuity payment. The amount of withholding depends, in part, on whether the payment is "periodic" or "non-periodic."

     For periodic payments (E.G., annuity payments), we withhold from the taxable portion of each payment based on a payroll withholding schedule that assumes a married recipient claiming three withholding exemptions. If you want us to withhold on a different basis, you must file an appropriate withholding certificate with us. For non-periodic payments (E.G., distributions such as partial surrenders), we generally withhold 10% of the taxable portion of each payment.

     You may elect not to have the withholding rules apply. For periodic payments, that election is effective for the calendar year for which you file it with us, and for each subsequent year until you amend or modify it. For non-periodic payments, an election is effective when you file it with us, but only for the payment to which it is applicable. We have to notify your recipients of your right to elect not to have taxes withheld.

     The Code generally requires us to report all payments to the Internal Revenue Service.

OUR TAX STATUS

     The Code taxes us as a life insurance company. The Code taxes Separate Account C and Separate Account D as part of our overall operation. Currently, we do not charge Separate Account C and Separate Account D for an allocable portion of our federal income taxes. However, we do reserve the right to impose such a charge if it becomes necessary in the future.

                             PERFORMANCE INFORMATION

     From time to time, Separate Account C and Separate Account D may advertise several types of performance information for the Subaccounts. Each Subaccount (other than the Cash Management Subaccount) may advertise "average annual total return" and "total return." The Cash Management Subaccount may advertise "yield" and "effective yield." The High Yield Subaccount, Investment Grade Subaccount and Government Subaccount may also advertise "yield." These figures are based on historical results. They are not intended to indicate future performance. For Separate Account C, the yield and effective yield figures include the payment of the Mortality and Expense Risk Charge of 1.00%, but do not include the maximum sales charge of 7.00%.

     The "total return" of a Subaccount is the total change in value of an investment in the Subaccount over a period of time, expressed as a percentage. "Average annual total return" is the rate of return that would produce that change in value over the specified period, if compounded annually. For Separate Account C, average annual total return and total return figures include the deduction of all expenses and fees, including the payment of the Mortality and Expense Risk Charge of 1.00% and the maximum sales charge of 7.00%. We may also advertise these figures without any sales charges, but assuming the payment of all recurring Separate Account charges, including the Mortality and Expense Risk Charge of 1.00% (non-standardized performance information).


     For Separate Account D, average annual total return figures may reflect the effect of the CDSC (pursuant to a standardized formula prescribed by the SEC), or may not reflect the effect of the CDSC (non-standardized performance information). For Separate Account D, we may also advertise total return figures on the same basis as average annual total return figures (with or without showing the effect of the CDSC). Quotations of return not reflecting the CDSC will be greater than those reflecting the CDSC.

     The "yield" of a Subaccount refers to the income that an investment in the Subaccount generates over a one-month or 30-day period (seven-day period for the Cash Management Account), excluding realized and unrealized capital gains and losses in the corresponding Fund's investments. We then "annualize" this income and show it as a percentage of the value of the Subaccount's Accumulation Units. We calculate the "effective yield" of the Cash Management Subaccount similarly, but, when we annualize it, we assume the reinvestment in that Subaccount of any income earned by that Subaccount. The Cash Management Subaccount's effective yield will be slightly higher than its yield due to the compounding effect of this assumed reinvestment.

     Neither the total return nor the yield figures reflect deductions for Premium taxes, since most states do not impose those taxes.

     For further information on performance calculations, see "Performance Information" in the Statement of Additional Information.

                                OTHER INFORMATION

VOTING RIGHTS

     Because the Life Series Fund is not required to have annual shareholder meetings, Contractowners generally will not have an occasion to vote on matters that pertain to the Life Series Fund. In certain circumstances, the Fund may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment objectives or investment policies without the approval of a majority vote of that Fund's shareholders in accordance with the 1940 Act. Thus, if the Fund sought to change fundamental investment objectives or investment policies, contractowners would have an opportunity to provide voting instructions for shares of a Fund held by a Subaccount in which their Contract invests.


     We would vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund shareholders meeting as follows:

     .     shares   attributable  to   Contractowners   for  which  we  received
           instructions, would be voted in accordance with the instructions;

     . shares attributable to Contractowners for which we did not receive instructions, would be voted in the same proportion that we voted shares held in the Subaccount for which we received instructions; and

     . shares not attributable to Contractowners, would be voted in the same proportion that we voted shares held in the Subaccount attributable to Contractowners for which we received instructions.

     We will vote Fund shares that we hold directly in the same proportion that we vote shares held in any corresponding Subaccounts that are attributable to Contractowners and for which we receive instructions. However, we will vote our own shares as we deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that we held through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.

     We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Contractowner as follows:

     . before the Annuity Commencement Date, we divide the Subaccount's Accumulated Value by the net asset value of one Fund share, and

     . after the Annuity Commencement Date, we divide the reserve held in the Subaccount for the variable annuity payment under the Contracts by the net asset value of one Fund share. As this reserve fluctuates, the number of votes fluctuates.

     We will determine the number of votes that a Contractowner has the right to cast as of the record date that the Life Series Fund establishes.

     We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Contractowner having a voting interest in a Subaccount.

     The voting rights that we describe in this Prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, we reserve the right to proceed in accordance with any such changed laws or regulations. Specifically, we reserve the right to vote shares of any Fund in our own right, to the extent the law permits.

RESERVATION OF RIGHTS

     We also reserve the right to make certain  changes if we believe they would
(a) best serve the interests of the Contractowners and Annuitants or (b) be appropriate in carrying out the purposes of the Contracts. We will make a change only as the law permits. We will (a) obtain, when required, the necessary Contractowner or regulatory approval for any change and (b) provide, when required, notification to Contractowners before making a change.

     For example, we may:

     . operate either Account in any form permitted under the 1940 Act or in any other form permitted by law,

     .     add, delete, combine, or modify Subaccounts of either Account,

     .     add,  delete,   or  substitute  for  the  Fund  shares  held  in  any
           Subaccount, the shares of any investment company or series thereof, or any investment permitted by law, or

     . amend the Contracts if required to comply with the Internal Revenue Code or any other applicable federal or state law.

DISTRIBUTION OF CONTRACTS

     Separate Account C and Separate Account D, along with First Investors Life, have each entered into an Underwriting Agreement with their affiliate, FIC, 95 Wall Street, New York, New York 10005 to sell the Contracts. First Investors Life has reserved the right in the Underwriting Agreement to sell the Contracts directly. Insurance agents licensed to sell variable annuities sell the Contracts. These agents are registered representatives of the Underwriter or broker-dealers who have sales agreements with the Underwriter.

FINANCIAL STATEMENTS

     The Statement of Additional Information, dated April 30, 1999, includes:

     .     the  financial   statements   for  First   Investors   Life  and  the
           accompanying Report of Independent Certified Public Accountants; and

     . the financial statements for Separate Account C and for Separate Account D and the accompanying Report of Independent Certified Public Accountants for each.

     You can get the Statement of Additional Information at no charge on request to First Investors Life at the address or telephone number on the cover page of this Prospectus.

YEAR 2000

     On and after January 1, 2000, computer date-related errors could adversely affect Separate Account C and Separate Account D, as they could other separate accounts. These errors could occur in the computer and other information processing systems used by First Investors Life, the underlying Funds, the Adviser, the Subadviser, Transfer Agent and other service providers. Typically these systems use a two-digit number to represent the year for any date. Consequently, computer systems could incorrectly misidentify "00" as 1900, rather than 2000, and make related mistakes when performing operations. First Investors Life, the Funds, the Adviser, the Subadviser and Transfer Agent are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them. They are obtaining assurances from other service providers that the service providers are taking comparable steps. However, there can be no assurance that these steps will avoid any adverse impact on Separate Account C or Separate Account D, nor can either Account estimate the extent of any impact.

                                TABLE OF CONTENTS
                       OF THE STATEMENTS OF ADDITIONAL
                                 INFORMATION

       Item                                                     Page
       ----                                                     ----
   General Description.............................................2
   Services........................................................2
   Annuity Payments................................................3
   Other Information...............................................4
   Performance Information.........................................5
   Relevance of Financial Statements...............................9
   Appendices.....................................................10
   Financial Statements...........................................15



                                  APPENDIX I

                            STATE AND LOCAL TAXES*




Alabama.....................--               Mississippi...................--
Alaska......................--               Missouri......................--
Arizona.....................--               Nebraska......................--
Arkansas....................--               New Jersey....................--
California..................2.35%            New Mexico....................--
Colorado....................--               New York .....................--
Connecticut.................--               North Carolina ...............--
Delaware....................--               Ohio..........................--
District of Columbia........2.25%            Oklahoma......................--
Florida.....................1.00%            Oregon........................--
Georgia.....................--               Pennsylvania..................--
Illinois....................--               Rhode Island..................--
Indiana.....................--               South Carolina................--
Iowa........................2.00%            Tennessee.....................--
Kentucky....................2.00%            Texas.........................--
Louisiana...................--               Utah..........................--
Maryland....................--               Virginia......................--
Massachusetts...............--               Washington....................--
Michigan....................--               West Virginia.................1.00%
Minnesota...................--               Wisconsin.....................--
                                             Wyoming.......................1.00%


Note: State  legislation  could  change  the  rates  above.   State  insurance
      regulation could change the applicability of the rates above.

*  Includes local annuity Premium taxation.

[FIRST INVESTORS LOGO]





                                   TAX TAMER I
                                       AND
                                  TAX TAMER II







This booklet contains two prospectuses. The first prospectus is for Individual Variable Annuity Fund C (Separate Account C) and Fund D (Separate Account D) Contracts, which we call Tax Tamer I and Tax Tamer II, respectively. The second prospectus is for the Life Series Fund, which provides the underlying investment options for the Individual Variable Annuity Contracts offered through Separate Accounts C and D.


THE DATE OF THIS PROSPECTUS IS APRIL 30, 1999.

                                    CONTENTS*
                 VARIABLE ANNUITY FUND C AND FUND D PROSPECTUS



   GLOSSARY OF SPECIAL TERMS.......................................2
   FEE TABLES......................................................3
   CONDENSED FINANCIAL INFORMATION.................................6
   OVERVIEW........................................................9
      How the Contracts Work.......................................9
      Who We Are..................................................10
      Who Should Consider Purchasing a Contract...................11
      Risk and Reward Considerations..............................11
   THE CONTRACTS IN DETAIL........................................11
      Purchase Payments...........................................12
      Allocation of Net Purchase Payments to Subaccount(s)........12
      Sales Charge................................................12
      Mortality and Expense Risk Charges..........................14
      Other Charges...............................................14
      The Accumulation Period.....................................15
      The Annuity Period..........................................17
      Ten-Day Revocation Right....................................20
   TAX INFORMATION................................................20
      General.....................................................20
      Non-Qualified Contracts.....................................20
      Qualified Plan Contracts....................................22
      Withholding.................................................22
      Our Tax Status..............................................22
   PERFORMANCE INFORMATION........................................22
   OTHER INFORMATION..............................................23
      Voting Rights...............................................23
      Reservation of Rights.......................................24
      Distribution of Contracts...................................24
      Financial Statements........................................25
      Year 2000...................................................25
   TABLE OF CONTENTS OF THE STATEMENTS OF ADDITIONAL INFORMATION..26
   APPENDIX I.....................................................26

















-----------------------------
*A Table of Contents for the Life Series Fund prospectus can be found at page ii of that prospectus.

                             [FIRST INVESTORS LOGO]
                                 95 Wall Street
                            New York, New York 10005
                                 (212) 858-8200

[FIRST INVESTORS LOGO]




                        SUPPLEMENT TO THE PROSPECTUS FOR
                          TAX TAMER I AND TAX TAMER II















This booklet contains two documents. The first document is a supplement to the Tax Tamer I and Tax Tamer II prospectus. The second document is the prospectus for First Investors Life Focused Equity Fund and First Investors Life Target Maturity 2015 Fund, each of which is a series of First Investors Life Series Fund.

This supplement is not valid unless accompanied or preceded by the current prospectus for Tax Tamer I and Tax Tamer II, dated April 30, 1999, and should be read together with the Tax Tamer I and Tax Tamer II prospectus and the attached Life Series Fund prospectus for the other series of Life Series Fund. This supplement and the prospectuses should be read and retained for further reference.



                The date of this supplement is November 8, 1999.

                  FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C
                              (SEPARATE ACCOUNT C)
                  FIRST INVESTORS LIFE VARIABLE ANNUITY FUND D
                              (SEPARATE ACCOUNT D)
                      SUPPLEMENT DATED NOVEMBER 8, 1999 TO
                         PROSPECTUS DATED APRIL 30, 1999


1. All references in the prospectus to the "eleven" Subaccounts of Separate Account C or Separate Account D should read "thirteen" Subaccounts.


2. The following should be added to the Fund Annual Expenses table appearing on page 5:

                                                                                   FEE WAIVERS
                                                                    TOTAL FUND        AND/OR
                                 MANAGEMENT          OTHER          OPERATING         EXPENSE          NET
                                   FEES(1)        EXPENSES(2)       EXPENSES(3)     ASSUMPTIONS    EXPENSES(3)
                                   -------        -----------       -----------        (1),(2)     -----------
                                                                                    -----------
Focused Equity Fund*                0.75%            0.08%             0.83%            N/A            N/A
Target Maturity 2015 Fund*          0.75%            0.09%             0.84%           0.15%          0.69%

* Because the Fund had no operating history when this supplement to the prospectus was printed, these annual expenses are estimated for the current fiscal year.


3. The following should be added to footnote (1) to the Fund Annual Expenses table on page 5:

          The Adviser has contractually agreed with Life Series Fund to waive Management Fees in excess of 0.60% for Target Maturity 2015 Fund for the period covering commencement of operations to December 31, 1999.

4. The following paragraph and table replaces the paragraph and table appearing on page 6 labeled "Example (Separate Account C Contract)":

EXAMPLE (SEPARATE ACCOUNT C CONTRACT)+
If you surrender your Contract (or if you annuitize) for the number of years shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                              1 YEAR   3 YEARS  5 YEARS 10 YEARS
                                              ------   -------  -------  -------
Blue Chip Subaccount.........................   $87     $123      $162    $269
Cash Management Subaccount...................    86      120       156     257
Discovery Subaccount.........................    87      124       162     270
Focused Equity Subaccount...................     87      124       N/A     N/A
Government Subaccount........................    86      120       157     259
Growth Subaccount............................    87      123       162     269
High Yield Subaccount........................    87      124       162     270
International Securities Subaccount..........    90      133       177     301
Investment Grade Subaccount..................    86      120       156     257
Target Maturity 2007 Subaccount..............    86      120       155     256
Target Maturity 2010 Subaccount..............    86      120       155     256
Target Maturity 2015 Subaccount..............    86      120       N/A     N/A
Utilities Income Subaccount..................    86      121       157     260

+ In this Example, "N/A" indicates that SEC rules require that the Focused Equity Subaccount and Target Maturity 2015 Subaccount complete the Example for only the one and three year periods.


5. The following paragraph and table replaces the paragraph and table labeled "Example (Separate Account D Contract)" at the top of page 7:

EXAMPLE (SEPARATE ACCOUNT D CONTRACT)+
The expenses you incur in purchasing a Separate Account D Contract would depend upon whether or not you surrender your Contract. If you surrender your Contract at the end of the period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                              1 YEAR   3 YEARS 5 YEARS  10 YEARS
                                              ------   ------- -------  --------
Blue Chip Subaccount.........................  $123     $209     $299     $555
Cash Management Subaccount...................   121      206      293      543
Discovery Subaccount.........................   123      210      299      556
Focused Equity Subaccount....................   123      210      N/A      N/A
Government Subaccount........................   122      206      294      545
Growth Subaccount............................   123      209      299      555
High Yield Subaccount........................   123      210      299      556
International Securities Subaccount..........   126      219      316      589
Investment Grade Subaccount..................   121      206      293      543
Target Maturity 2007 Subaccount..............   121      205      292      542
Target Maturity 2010 Subaccount..............   121      205      292      542
Target Maturity 2015 Subaccount..............   121      205      N/A      N/A
Utilities Income Subaccount..................   122      207      294      546

+ In these Examples, "N/A" indicates that SEC rules require that the Focused Equity Subaccount and Target Maturity 2015 Subaccount complete the Examples for only the one and three year periods.


6. The following paragraph and table replaces the paragraph and table at the bottom of page 7:

If you do not surrender your contract (or if you annuitize) at the end of the period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                              ------  -------  -------  --------
Blue Chip Subaccount.........................   $53    $159      $269    $555
Cash Management Subaccount...................    51     156       263     543
Discovery Subaccount.........................    53     160       269     556
Focused Equity Subaccount....................    53     160       N/A     N/A
Government Subaccount........................    52     156       264     545
Growth Subaccount............................    53     159       269     555
High Yield Subaccount........................    53     160       269     556
International Securities Subaccount..........    56     169       286     589
Investment Grade Subaccount..................    51     156       263     543
Target Maturity 2007 Subaccount..............    51     155       262     542
Target Maturity 2010 Subaccount..............    51     155       262     542
Target Maturity 2015 Subaccount..............    51     155       N/A     N/A
Utilities Income Subaccount..................    52     157       264     546


7. The following Subaccounts and Funds should be added to the lists of Subaccounts and Funds appearing at the bottom of page 12:

SUBACCOUNTS                                 FUND
-----------                                 ----
Focused Equity Subaccount                   Focused Equity Fund
Target Maturity 2015 Subaccount             Target Maturity 2015 Fund


8. The following paragraphs should replace the first two paragraphs on page 14 under the section "Who We Are - The Life Series Fund":

         First Investors Life Series Fund is an open-end management investment company (commonly known as a "mutual fund") registered with the SEC under the 1940 Act. Registration of the Life Series Fund does not involve supervision by the SEC of the management or investment practices or policies of the Life Series Fund. The Life Series Fund offers its shares only through the purchase of our variable annuity contracts or variable life insurance policies. It does not offer its shares directly to the general public. The Life Series Fund reserves the right to offer its shares to other separate accounts of ours or directly to us.

         First Investors Management Company, Inc. (the "Adviser") is the investment adviser of each Fund. The Adviser is a New York Corporation located at 95 Wall Street, New York, New York 10005. The Adviser and Life Series Fund have retained Wellington Management Company, 75 State Street, Boston, Massachusetts 02109 ("WMC" or "Subadviser"), to serve as the subadviser of the International Securities Fund and Growth Fund, and Arnhold and S. Bleichroeder, Inc., 1345 Avenue of the Americas, New York, New York 10105 ("ASB" or "Subadviser"), to serve as the subadviser of the Focused Equity Fund. See the Life Series Fund prospectus for more information about the Adviser and Subadvisers as well as the fees that each Fund paid for the fiscal year ended December 31, 1998.

[FIRST INVESTORS LOGO]


LIFE SERIES FUND
      FOCUSED EQUITY
      TARGET MATURITY 2015


      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                 THE DATE OF THIS PROSPECTUS IS NOVEMBER 8, 1999

                                    CONTENTS
INTRODUCTION

FUND DESCRIPTIONS

      Focused Equity Fund
      Target Maturity 2015 Fund

FUND MANAGEMENT

BUYING AND SELLING SHARES

      How and  when do the  Funds  price  their  shares?
      How do I buy and  sell shares?

ACCOUNT POLICIES

      What about dividends and capital gain distributions?
      What about taxes?

                                  INTRODUCTION

This prospectus describes two of the First Investors Funds that are used solely as the underlying investment options for variable annuity contracts or variable life insurance policies offered by First Investors Life Insurance Company ("FIL"). This means that you cannot purchase shares of the Funds directly, but only through such a contract or policy as offered by FIL. Each individual Fund description in this prospectus has an "Overview" which provides a brief explanation of the Fund's objectives, its primary strategies, and its primary risks. Each Fund description also contains a "Fund in Detail" section with more information on the strategies and risks of the Fund.

                                FUND DESCRIPTIONS

                               FOCUSED EQUITY FUND

                                    OVERVIEW

OBJECTIVE:  The Fund seeks capital appreciation.

PRIMARY
INVESTMENT
STRATEGIES: The Fund seeks to achieve its objective by focusing its  investments in the common stocks of approximately 20 to 30 U.S. companies. Generally, not more than 12% of the Fund's assets will be invested in the securities of a single issuer. The Fund uses an event-driven approach in selecting investments. In making investment decisions, the Fund looks for companies that appear to be undervalued because they are undergoing corporate or other events that appear likely to result in significant growth in the companies' valuations. The Fund seeks to identify companies with proven management, superior cash flow and outstanding franchise values. The Fund usually will sell a stock when it shows deteriorating fundamentals, reaches its target value, constitutes 12% or more of the total portfolio, or when the Fund identifies better investment opportunities.

PRIMARY
RISKS: While there are substantial potential long-term rewards of investing in a concentrated portfolio of securities that are considered undervalued, there are also substantial risks. First, the value of the portfolio will fluctuate with movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Second, because the Fund is non-diversified and concentrates its investments in the stocks of a small number of issuers, the Fund's performance may be substantially impacted by the change in value of a single holding. Third, there is a risk that the event that led the Fund to make an investment may occur later than anticipated or not at all. This may disappoint the market and cause a decline in the value of the investment. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

            AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                             What about performance?

Because the Fund was new when this prospectus was printed, it has no previous operating history.

                               THE FUND IN DETAIL

  What are the Focused Equity Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE:  The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The Fund seeks to achieve its objective by focusing its investments in the common stocks of approximately 20 to 30 U.S. companies. The Fund is a non-diversified investment company. The Fund will usually concentrate 80% of its portfolio in its top 15 holdings. It will frequently have more than 10% of its assets in the securities of a single issuer. Although the Fund is not required to limit the amount of any investment in the securities of any one issuer, it generally will not invest more than 12% of its assets in the securities of a single issuer. The Fund's strategy is to remain relatively fully invested, but at times the Fund may have cash positions of 10% or more if the Fund cannot identify qualified investment opportunities or it has a negative or "bearish" view of the stock market. However, under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities (including not only common stocks, but preferred stocks and securities convertible into common and preferred stocks).

The Fund uses an event-driven approach in selecting investments. The Fund looks for companies that appear to be undervalued because they are undergoing some corporate or other event that the Fund believes can result in significant growth in the companies' valuations. Examples of these events include: announced mergers, acquisitions and divestitures; financial restructurings; management reorganizations; stock buy-back programs; or industry transformations that can affect competitiveness. The Fund then identifies companies with proven management teams which maintain significant financial interest in the companies, superior cash flows in excess of internal growth requirements and outstanding franchise values. The Fund generally invests with a time horizon of two-to-five years and seeks investments which offer the potential of appreciating at least 50% within the first two years of the investment.

The Fund actively monitors the companies in its portfolio through regular meetings and teleconference calls with senior management and personal visits. The Fund also actively monitors the industries and competitors of the companies within its portfolio and checks whether the original investment thesis still holds true. The Fund usually will sell a stock when it shows deteriorating fundamentals, reaches its target value, constitutes 12% or more of the total portfolio, or when the Fund identifies better investment opportunities.

The Fund may purchase and sell futures contracts and options on futures contracts for hedging purposes. The Fund anticipates engaging in such transactions relatively infrequently and over relatively short periods of time. Any hedging strategy that the Fund may decide to employ will generally be effected by buying puts on the overall market or an index, such as puts on the Standard & Poor's 500 Composite Stock Price Index.

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of the investment, the greater the risk. Here are the principal risks of investing in the Focused Equity Fund:

MARKET RISK: Because the Fund primarily invests in stocks, it is subject to market risk. Stock prices in general may decline over short or even extended periods not only due to company specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Fluctuations in the prices of stocks can be sudden and substantial. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company and, as such, its assets may be invested in a limited number of issuers. This means that the Fund's performance may be substantially impacted by the change in value of even a single holding. The price of a share of the Fund can therefore be expected to fluctuate more than a comparable diversified fund. Moreover, the Fund's share price may decline even when the overall market is increasing. An investment in the Fund therefore may entail greater risks than an investment in a diversified investment company.

EVENT-DRIVEN STYLE RISK: The event-driven investment approach used by the Fund carries the additional risk that the event anticipated may occur later than expected or not at all or may not have the desired effect on the market price of the security.

FUTURES AND OPTIONS RISKS: The Fund could suffer a loss if it fails to hedge its portfolio prior to a market decline. Moreover, if the Fund engages in hedging transactions using futures or options, the Fund could nevertheless suffer a loss if the hedging is based upon an inaccurate prediction of movements in the direction of the securities and interest rate markets or the hedging instrument does not accurately reflect the Fund's portfolio. The Fund may experience adverse consequences that leave it in a worse position than if such strategies were not used. As a result, the Fund may not achieve its investment objective.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit its losses by investing up to 100% of its assets in short-term money market instruments. If the Fund does so, it may not achieve its investment objective.

                            TARGET MATURITY 2015 FUND

                                    OVERVIEW

OBJECTIVE:     The Fund seeks a  predictable  compounded  investment  return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

PRIMARY
INVESTMENT
STRATEGIES:    The Fund primarily invests in non-callable zero coupon bonds that mature on or around the maturity  date of the Fund and are issued
               or   guaranteed  by  the  U.S.   government,   its  agencies  and
               instrumentalities. The Fund will mature and terminate at the end of the year 2015. The Fund generally follows a buy and hold strategy, but may sell an investment when the Fund identifies an opportunity to increase its yield or to meet redemptions.

PRIMARY
RISKS: If an investment in the Fund is sold prior to the Fund's maturity, there is substantial interest rate risk. Like other bonds, zero coupon bonds are sensitive to changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. Zero coupon bonds are more interest rate sensitive than other bonds because zero coupon bonds pay no interest to their holders until their maturities. This means that the market prices of zero coupon bonds will fluctuate far more than those of bonds that pay interest periodically. Accordingly, the value of an investment in the Fund will go up and down, which means that you could lose money if you liquidate your investment in the Fund prior to the Fund's maturity.

               AN  INVESTMENT  IN THE  FUND  IS NOT A  BANK  DEPOSIT  AND IS NOT
               INSURED  OR   GUARANTEED   BY  THE  FEDERAL   DEPOSIT   INSURANCE
               CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                             What about performance?

Because the Fund was new when this prospectus was printed, it has no previous operating history.

                               THE FUND IN DETAIL

  What are the Target Maturity 2015 Fund's objective, principal investment strategies, and risks?

OBJECTIVE: The Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

PRINCIPAL  INVESTMENT  STRATEGIES:  The Fund  invests  at least 65% of its total assets in zero coupon securities. The vast majority of the Fund's investments consists of non-callable, zero coupon bonds that mature on or around the maturity date of the Fund and are direct obligations of the U.S. Treasury. Zero coupon securities are debt obligations that do not entitle holders to any periodic payments of interest prior to maturity and therefore are issued and traded at discounts from their face values. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or issued by private corporate issuers. The discounts from face values at which zero coupon securities are purchased vary depending on the times remaining until maturities, prevailing interest rates, and the liquidity of the securities. Because the discounts from face values are known at the time of investment, investors intending to hold zero coupon securities until maturity know the value of their investment return at the time of investment, assuming full payment is made by the issuer upon maturity.

The Fund seeks zero coupon bonds that will mature on or about the Fund's maturity date. As the Fund's zero coupon bonds mature, the proceeds will be invested in short term U.S. government securities. The Fund generally follows a buy and hold strategy consistent with attempting to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity. On the Fund's maturity date, the Fund's assets will be converted to cash and distributed, or reinvested in another Fund of Life Series Fund, at your choice.

Although the Fund generally follows a buy and hold strategy, the Fund may sell an investment when the Fund identifies an opportunity to increase its yield or it needs cash to meet redemptions.

PRINCIPAL RISKS: Any investment carries with it some level of risk. In general, the greater the potential reward of an investment, the greater the risk. Here are the principal risks of investing in the Target Maturity 2015 Fund:

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines; when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates.

The market prices of zero coupon securities are generally more volatile than the market prices of securities paying interest periodically and, accordingly, will fluctuate far more in response to changes in interest rates than those of non-zero coupon securities having similar maturities and yields. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other funds that invest in securities that have similar maturities and yields but that make current distributions of interest.

YEAR 2000 RISKS: The values of securities owned by the Fund may be negatively affected by Year 2000 problems. Many computer systems are not designed to process correctly date-related information after January 1, 2000. The issuers of securities held by the Fund may incur substantial costs in ensuring that computer systems on which they rely are Year 2000 ready and may face business and legal problems if these systems are not ready. If computer systems used by exchanges, broker-dealers, and other market participants are not Year 2000 ready, valuing and trading securities could be difficult. These problems could have a negative effect on the Fund's investments and returns.

ALTERNATIVE STRATEGIES: At times the Fund may judge that market, economic or political conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses.

                                 FUND MANAGEMENT

First Investors Management Company, Inc. ("FIMCO") is the investment adviser to each of the Funds in the Life Series Fund. Its address is 95 Wall Street, New York, NY 10005. It currently is investment adviser to 53 mutual funds or series of funds with total net assets of approximately $5 billion. Except as noted below, FIMCO supervises all aspects of each Fund's operations and determines each Fund's portfolio transactions. For its services, FIMCO receives a fee at an annual rate of 0.75% of the average daily net assets of each Fund up to and including $250 million; 0.72% of the average daily net assets in excess of $250 million up to and including $500 million; 0.69% of the average daily net assets in excess of $500 million up to and including $750 million; and 0.66% of the average daily net assets over $750 million.

FIMCO and Life Series Fund have retained Arnhold and S. Bleichroeder, Inc. ("ASB" or "Subadviser") as the Focused Equity Fund's investment subadviser. Subject to continuing oversight and supervision by FIMCO and the Board of Trustees, ASB has discretionary trading authority over all of the Focused Equity Fund's assets. ASB is located at 1345 Avenue of the Americas, New York, NY 10105. ASB and its affiliates currently provide investment advisory services to investment companies, institutions and private clients. As of September 30, 1999, ASB and its affiliates held investment management authority with respect to more than $4 billion of domestic and international assets.

The Focused Equity Fund is managed by Colin G. Morris, Senior Vice President of ASB, who has been responsible for the management of various ASB clients since January 1993. Prior to joining ASB in 1992, Mr. Morris was a partner at Mabon Securities, with responsibility over arbitrage investments from 1988 to 1992.

Clark D. Wagner of FIMCO serves as Portfolio Manager of the Target Maturity 2015 Fund. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.


In addition to the investment risks of the Year 2000 which are disclosed above, the ability of FIMCO, ASB and their affiliates to price the Funds' shares, process purchase and redemption orders, and render other services could be adversely affected if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. Additionally, because the services provided by FIMCO, ASB and their affiliates depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of such third party computer systems to deal with the Year 2000 may have a negative effect on the services provided to the Funds. FIMCO, ASB and their affiliates are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.

                            BUYING AND SELLING SHARES

                  How and when do the Funds price their shares?

The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("ET"), on each day the New York Stock Exchange ("NYSE") is open for regular trading. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

In valuing its assets, each Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees of the Funds.

                          How do I buy and sell shares?

Investments in each of the Funds may only be made through purchases of variable annuity contracts or variable life insurance policies offered by FIL. Purchase payments for variable annuity contracts, less applicable charges or expenses, are paid into specified unit investment trusts, Separate Account C or Separate Account D. Variable life insurance policy premiums, less certain expenses, are paid into a unit investment trust, Separate Account B. The Separate Accounts pool these proceeds to purchase shares of a Fund designated by purchases of the variable annuity contracts or variable life insurance policies. Purchases and redemptions of shares of a Fund by the Separate Accounts are effected at NAV per share next determined after the order is placed.

For information about how to buy or sell the variable annuity contracts and variable life insurance policies, see the Separate Account prospectus which accompanies this prospectus. It will describe not only the process for buying and selling contracts and policies but also the fees and charges involved. This prospectus must be accompanied by a Separate Account prospectus.

                                ACCOUNT POLICIES

              What about dividends and capital gain distributions?

The Separate Accounts which own the shares of the Funds will receive all dividends and distributions. As described in the attached Separate Account prospectus, all dividends and distributions are then reinvested by the appropriate Separate Account in additional shares of the applicable Fund.

To the extent that they have net investment income, each Fund will declare and pay, on an annual basis, dividends from net investment income. Each Fund will declare and distribute any net realized capital gains, on an annual basis, usually after the end of each Fund's fiscal year. Each Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

                                What about taxes?

You will not be subject to taxes as the result of purchases or sales of Fund shares by the Separate Account, or Fund dividends, or distributions to the Separate Accounts. There are tax consequences associated with investing in the variable annuity contracts and variable life insurance policies. These tax consequences are discussed in the accompanying Separate Account prospectus.

[FIRST INVESTORS LOGO]

LIFE SERIES FUND
      FOCUSED EQUITY
      TARGET MATURITY 2015


For investors who want more information about the Funds, the following document is available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

You can get free copies of the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone:  1-800-423-4026

You can review and copy information about the Funds (including the Funds' SAI) at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. You can also send your request for copies and a duplicating fee to the Public Reference Room of the SEC, Washington, DC 20549-6009. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Text-only versions of Fund documents can be viewed online or downloaded from the SEC's Internet website at http://www.sec.gov.

                                       (Investment  Company Act File No.:  First
                                       Investors Life Series Fund 811-4325)

                        FIRST INVESTORS LIFE SERIES FUND

95 WALL STREET                                              (800) 342-7963
NEW YORK, NEW YORK  10005

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 8, 1999

    This is a Statement of Additional Information ("SAI") for First Investors Life Series Fund ("Life Series Fund") an open-end, management investment company consisting of thirteen separate investment portfolios (each, a "Fund," and collectively, the "Funds"). The objective(s) of each Fund are set forth in the two prospectuses for Life Series Fund. There can be no assurance that any Fund will achieve its investment objective(s). Investments in the Funds are made through purchases of the Level Premium Variable Life Insurance Policies ("Policies") or the Individual Variable Annuity Contracts ("Contracts") offered by First Investors Life Insurance Company ("First Investors Life"). Policy premiums, net of certain expenses, are paid into a unit investment trust, First Investors Life Insurance Company Separate Account B ("Separate Account B"). Purchase payments for the Contracts, net of certain expenses, are paid into either of two unit investment trusts, First Investors Life Variable Annuity Fund C ("Separate Account C") and First Investors Life Variable Annuity Fund D ("Separate Account D"). Separate Account B, Separate Account C and Separate Account D (the "Separate Accounts") pool these proceeds to purchase shares of the Funds designated by purchasers of the Policies or Contracts. TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and TARGET MATURITY 2015 FUND are only offered to Contractowners of Separate Account C and Separate Account D.

    This SAI is not a prospectus. It should be read in connection with the two prospectuses for Life Series Fund dated April 30, 1999 and November 8, 1999, which may be obtained free of cost from the Funds at the address or telephone number noted above.

                                TABLE OF CONTENTS
                                -----------------

                                                                PAGE
                                                                ----

Investment Strategies and Risks................................   2
Investment Policies............................................  13
Portfolio Turnover.............................................  26
Futures and Options Strategies.................................  26
Investment Restrictions........................................  35
Trustees and Officers..........................................  36
Management.....................................................  38
Determination of Net Asset Value...............................  41
Allocation of Portfolio Brokerage..............................  42
Taxes..........................................................  44
Performance Information........................................  47
General Information............................................  52
Appendix A.....................................................  54
Appendix B.....................................................  55
Appendix C.....................................................  56
Appendix D.....................................................  59
Financial Statements...........................................  65

                         INVESTMENT STRATEGIES AND RISKS

BLUE CHIP FUND

    BLUE CHIP FUND seeks to provide investors with high total investment return consistent with the preservation of capital. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of "Blue Chip" companies, including common and preferred stocks and securities convertible into common stock, that First
Investors Management Company, Inc. ("FIMCO" or "Adviser") believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Fund also may invest up to 35% of its total assets in the equity securities of non-Blue Chip companies that the Adviser believes have significant potential for growth of capital or future income consistent with the preservation of capital. When market conditions warrant, or when the Adviser believes it is necessary to achieve the Fund's objective, the Fund may invest up to 25% of its total assets in fixed income securities. It is the Fund's policy to remain relatively fully invested in equity securities under all market conditions rather than to attempt to time the market by maintaining large cash or fixed-income securities positions when market declines are anticipated. The Fund is appropriate for investors who are comfortable with a fully invested stock portfolio.

    The Fund defines Blue Chip companies as those companies that are included in the S&P 500. Blue Chip companies are considered to be of relatively high quality and generally exhibit superior fundamental characteristics, which may include: potential for consistent earnings growth, a history of profitability and payment of dividends, leadership position in their industries and markets, proprietary products or services, experienced management, high return on equity and a strong balance sheet. Blue Chip companies usually exhibit less investment risk and share price volatility than smaller, less established companies. Examples of Blue Chip companies are Microsoft Corp., General Electric Co., Pepsico Inc. and Bristol-Myers Squibb Co.

    The fixed-income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") (including mortgage-backed securities) and corporate debt securities. However, no more than 5% of the Fund's net assets may be invested in corporate debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"). The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may also invest up to 10% of its total assets in American Depository Receipts ("ADRs"), enter into repurchase agreements and make loans of portfolio securities. See "Investment Policies" for additional information concerning these securities.

    Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.


CASH MANAGEMENT FUND

    CASH MANAGEMENT FUND seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Fund generally can invest only in securities that mature or are deemed to mature within 397 days from the date of purchase. In addition, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. In managing the Fund's investment portfolio, the Adviser may employ various professional money management techniques in order to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the composition and the average-weighted maturity of the Fund's portfolio based upon the Adviser's assessment of the relative values of various money market instruments and future interest rate patterns. The Adviser also may seek to improve the Fund's yield by purchasing or selling securities to take advantage of yield disparities among money market instruments that regularly occur in the money market.

    The Fund invests primarily in (1) high quality marketable securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (2) bank certificates of deposit, bankers' acceptances, time deposits and other short-term obligations issued by banks and (3) prime commercial paper and high quality, U.S. dollar-denominated short-term corporate bonds and notes. The U.S. Government securities in which the Fund may invest include a variety of U.S. Treasury securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. The Fund may invest in domestic bank certificates of deposit (insured up to $100,000) and bankers' acceptances (not insured) issued by domestic banks and savings institutions which are insured by the Federal Deposit Insurance Corporation ("FDIC") and that have total assets exceeding $500 million. The Fund also may invest in certificates of deposit issued by London branches of domestic or foreign banks ("Eurodollar CDs"). The Fund may invest in time deposits and other short-term obligations, including uninsured, direct obligations bearing fixed, floating or variable interest rates, issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. The Fund also may invest in repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are market makers in U.S. Government securities, and, in either case, only where the debt instrument subject to the repurchase agreement is a U.S. Treasury or agency obligation. Repurchase agreements maturing in over 7 days are deemed illiquid securities, and can constitute no more than 10% of the Fund's net assets.

    The Fund also may purchase high quality, U.S. dollar denominated short-term bonds and notes, including variable rate and master demand notes issued by domestic and foreign corporations (including banks). The Fund may invest in floating and variable rate demand notes and bonds that permit the Fund, as the holder, to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. The
Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. When market conditions warrant, the Fund may purchase short-term, high quality fixed and variable rate instruments issued by state and municipal governments and by public authorities. See "Investment Policies" for additional information concerning these securities.

    The Fund may purchase only obligations that (1) the Adviser determines present minimal credit risks based on procedures adopted by the Life Series Fund's Board of Trustees (the "Board"), and (2) are either (a) rated in one of the top two rating categories by any two nationally recognized statistical rating organizations ("NRSROs") (or one, if only one rated the security) or (b) unrated securities that the Adviser determines are of comparable quality. Securities qualify as being in the top rating category ("First Tier Securities") if at least two NRSROs (or one, if only one rated the security) have given it the highest rating, or unrated securities that the Adviser determines are of comparable quality. The Fund's purchases of commercial paper are limited to First Tier Securities. The Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category ("Second Tier Securities"). Investments in Second Tier Securities of any one issuer are limited to the greater of 1% of the Fund's total assets or $1 million. The Fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities).

    In periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the opposite will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of the Fund's shares likely will be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the Fund's yield. In periods of rising interest rates, the opposite may be true.

     Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.


DISCOVERY FUND

    DISCOVERY FUND seeks long-term capital appreciation, without regard to dividend or interest income. The Fund seeks to achieve its objective by investing, under normal market conditions, in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have potential for capital growth.

    The Fund seeks to invest in the common stock of companies that the Adviser believes are undervalued in the current market in relation to fundamental economic values such as earnings, sales, cash flow and tangible book value; that are early in their corporate development (I.E., before they become widely recognized and well known and while their reputations and track records are still emerging); or that offer the possibility of greater earnings because of revitalized management, new products or structural changes in the economy. Such companies primarily are those with small to medium market capitalization, which the Fund considers to be market capitalization of less than 90% of the weighted market capitalization of the S&P 600 Smallcap Index (currently $1.5 billion). The Adviser believes that, over time, these securities are more likely to appreciate in price than securities whose market prices have already reached their perceived economic value. In addition, the Fund intends to diversify its holdings among as many companies and industries as the Adviser deems appropriate.

    Companies that are early in their corporate development may be dependent on relatively few products or services, may lack adequate capital reserves, may be dependent on one or two management individuals and may have less of a track record or historical pattern of performance. In addition, there may be less information available as to the issuers and their securities may not be well known to the general public and may not yet have wide institutional ownership. Securities of these companies may have more potential for growth but also greater risk than that normally associated with larger, older or better-known companies.

    Investments in securities of companies with small to medium market capitalization are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of companies with larger market capitalization. These include the equity securities of companies which represent new or changing industries and those which, in the opinion of the Adviser, represent special situations, the potential future value of which has not been fully recognized. Growth securities of companies with small to medium market capitalization which represent a special situation bear the risk that the special situation will not develop as favorably as expected, or the situation may deteriorate. For example, a merger with favorable implications may be blocked, an industrial development may not enjoy anticipated market acceptance or a bankruptcy may not be as profitably resolved as had been expected. Because the securities of most companies with small to medium market capitalization are not as broadly traded as those of companies with larger market capitalization, these securities are often subject to wider and more abrupt fluctuations in market price. In the past, there have been prolonged periods when these securities have substantially underperformed or outperformed the securities of larger capitalization companies. In addition, smaller capitalization companies generally have fewer assets available to cushion an unforeseen adverse occurrence and thus such an occurrence may have a disproportionately negative impact on these companies.

    The majority of the Fund's investments are expected to be securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, or securities that have an established over-the-counter ("OTC") market, although the depth and liquidity of the OTC market may vary from time to time and from security to security.

    The Fund may invest up to 15% of its total assets in common stocks issued by foreign companies which are traded on a recognized domestic or foreign securities exchange. In addition to the fundamental analysis of companies and their industries which it performs for U.S. issuers, the Adviser evaluates the economic and political climate of the country in which the company is located and the principal securities markets in which such securities are traded. Although the foreign stocks in which the Fund invests are primarily denominated in foreign currencies, the Fund also may invest in ADRs. The Adviser does not attempt to time actively either short-term market trends or short-term currency trends in any market. See "Foreign Securities" and "American Depository Receipts and Global Depository Receipts."

    The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund also may enter into repurchase agreements and make loans of portfolio securities. For temporary defensive purposes, the Fund may invest all of its assets in U.S. Government Obligations, prime commercial paper, certificates of deposit and bankers' acceptances. See "Investment Policies" for more information regarding these securities.

    Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.


FOCUSED EQUITY FUND

      FOCUSED EQUITY FUND seeks its objective of capital appreciation by investing primarily in the equity securities of approximately 20 to 30 U.S. companies. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities, including common stocks, preferred stocks, convertible securities and warrants.

      The Fund invests in the stocks of companies it believes to be undervalued in the current market. The Fund generally seeks to buy stocks of companies that are involved in corporate or other events such as mergers, acquisitions, divestitures, financial restructurings, management reorganizations, stock buy-back programs and industry changes. In addition, the Fund looks for companies with proven management with a financial interest in the company under consideration, strong cash flows in excess of internal growth requirements, established franchises and the potential for at least 50% appreciation within two years. An investment in a company based on the occurrence of a corporate event is subject to the risk that the corporate event will not develop as favorably as expected or that the situation may deteriorate. For example, a merger with favorable implications may be blocked or an industrial development may not enjoy anticipated market acceptance. The Fund invests with a two-to-five year time horizon. It will generally sell a security even before this horizon expires if it reaches its target valuation, if the company's franchise value deteriorates to a point where it no longer generates superior cash flows, if an investment position reaches more than 12% of the Fund's total portfolio value through appreciation or if better investment opportunities are identified.

      The majority of the Fund's investments are expected to be securities listed on the NYSE or other national securities exchanges, or securities that have an established over-the-counter ("OTC") market, although the depth and liquidity of the OTC market may vary from time to time and from security to security.

      The Fund may invest in the securities of foreign companies when they are linked to the U.S. companies it has identified as having investment potential;

for example, it may invest in securities of foreign issuers that are involved in mergers with U.S. companies that are held in the Fund's portfolio. Such foreign investments usually will be in the form of American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs"). See "Foreign Securities" and "American Depository Receipts and Global Depository Receipts," below.

      When market conditions warrant, or when the Fund's Subadviser, Arnhold and
S. Bleichroeder, Inc. ("ASB" or "Subadviser") believes it is necessary to achieve the Fund's objective, the Fund may invest in fixed-income securities. The fixed-income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), U.S. Government Obligations (including mortgage-backed securities) and corporate debt securities. In addition, the Fund may invest in debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") (including debt securities that have been downgraded), or in unrated debt securities that are of comparable quality as determined by the Subadviser. Securities rated lower than BBB by S&P or Baa by Moody's, commonly referred to as "junk bonds" or "high yield securities," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See "Debt Securities," "High Yield Securities," and Appendix A for a description of debt security ratings.

      Although the Fund may borrow money, it has no present intention of borrowing other than for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may make loans of portfolio securities, enter into repurchase agreements and invest in zero coupon securities and securities issued on a "when-issued" or delayed delivery basis. In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in short-term fixed-income securities or retained in cash or cash equivalents.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

GOVERNMENT FUND

    GOVERNMENT FUND seeks to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, at least 65% of its assets in U.S. Government Obligations (including mortgage-backed securities). The Fund has no fixed policy with respect to the duration of U.S. Government Obligations it purchases. Securities issued or guaranteed as to principal and interest (but not market value) by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Although the payment of interest and principal on a portfolio security may be guaranteed by the U.S. Government or one of its agencies or instrumentalities, shares of the Fund are not insured or guaranteed by the U.S. Government or any agency or instrumentality. The net asset value of shares of the Fund generally will fluctuate in response to interest rate levels. When interest rates rise, prices of fixed income securities generally decline; when interest rates decline, prices of fixed income securities generally rise. See "U.S. Government Obligations" and "Debt Securities."

    The Fund may invest in mortgage-backed securities, including Government National Mortgage Association ("GNMA") certificates, Federal National Mortgage Association ("FNMA") certificates and Federal Home Loan Mortgage Corporation ("FHLMC") certificates. The Fund also may invest in securities issued or guaranteed by other U.S. Government agencies or instrumentalities, including: the Federal Farm Credit System (which may not borrow from the U.S. Treasury and the securities of which are not guaranteed by the U.S. Government); the Federal Home Loan Bank (which may borrow from the U.S. Treasury to meet its obligations but the securities of which are not guaranteed by the U.S. Government); the Tennessee Valley Authority and the U.S. Postal Service (each of which may borrow from the U.S. Treasury to meet it obligations); and the Farmers Home

Administration and the Export-Import Bank (the securities of which are backed by the full faith and credit of the United States). The Fund may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. See "Mortgage-Backed Securities."

    The Fund may invest up to 35% of its assets in securities other than U.S. Government Obligations and mortgage-backed securities. These may include: prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances, repurchase agreements (applicable to U.S. Government Obligations), insured certificates of deposit and certificates representing accrual on U.S. Treasury securities. The Fund also may make loans of portfolio securities and invest in zero coupon securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and may invest up to 25% of its net assets in securities issued on when-issued or delayed delivery basis. See "Investment Policies" for a further discussion of these securities.

    For temporary defensive purposes, the Fund may invest all of its assets in cash, cash equivalents and money market instruments, including bank certificates of deposit, bankers' acceptances and commercial paper issued by domestic corporations, short-term fixed income securities or U.S. Government Obligations.

    Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.


GROWTH FUND

    The investment objective of GROWTH FUND is long-term capital appreciation. Current income through the receipt of interest or dividends from investments will merely be incidental to the Fund's efforts in pursuing its goal. It is the policy of the Fund to invest, under normal market conditions, primarily in common stocks and it is anticipated that the Fund will usually be so invested. It also may invest to a limited degree in convertible securities and preferred stocks. At least 75% of the value of the Fund's total assets (excluding securities held for defensive purposes) shall be invested in securities of companies in industries in which the Adviser, or the Fund's investment subadviser, Wellington Management Company, LLP ("Subadviser" or "WMC"), believes opportunities for capital growth exist. The Fund does not intend to concentrate its investments in a particular industry, but it may invest up to 25% of the value of its assets in a particular industry. The Fund may invest up to 5% of its total assets in common stocks issued by foreign companies that are denominated in U.S. currency; provided, however, that the Fund may invest without limit in U.S. dollar denominated foreign securities listed on the NYSE. The Fund may also invest in ADRs and GDRs, purchase securities on a when-issued or delayed delivery basis and make loans of portfolio securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and may invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis. For temporary defensive purposes, the Fund may invest all of its assets in U.S. Government Obligations, investment grade bonds, prime commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements and participation interests.

   Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

HIGH YIELD FUND

    HIGH YIELD FUND primarily seeks high current income and secondarily seeks growth of capital. The Fund actively seeks to achieve its secondary objective to the extent consistent with its primary objective. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in high risk, high yield securities, commonly referred to as "junk bonds" ("High Yield Securities"). High Yield Securities include the following instruments: fixed, variable or floating rate debt obligations (including bonds, debentures and notes) which are rated below Baa by Moody's or below BBB by S&P, or, if unrated, are deemed to be of comparable quality by the Adviser; preferred stocks and dividend-paying common stocks that have yields comparable to those of high yielding debt securities; any of the foregoing securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization ("Deep Discount Securities"); and any securities convertible into any of the foregoing. See "High Yield Securities" and "Deep Discount Securities."

    The Fund may invest in debt securities issued by foreign governments and companies and in foreign currencies for the purpose of purchasing such securities. However, the Fund may not invest more than 5% of its total assets in debt securities issued by foreign governments and companies that are denominated in foreign currencies. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets, make loans of portfolio securities, enter into repurchase agreements and invest in zero coupon and pay-in-kind securities. The Fund may also invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis. See "Investment Policies" for more information concerning these securities.

    The Fund may invest up to 35% of its total assets in securities other than High Yield Securities including: dividend-paying common stocks; securities convertible into, or exchangeable for, common stock; debt obligations of all types (including bonds, debentures and notes) rated A or better by Moody's or S&P; U.S. Government Obligations; warrants; and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances and repurchase agreements. The Adviser continually monitors the investments in the Fund's portfolio and carefully calculates on a case-by-case basis whether to dispose of or retain a debt obligation that has been downgraded.

    In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in investment grade debt securities or retained in cash or cash equivalents, including bank certificates of deposit, bankers' acceptances, U.S. Government Obligations and commercial paper issued by domestic corporations.

    The medium- to lower-rated, and certain of the unrated securities in which the Fund invests tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not be as strong as that of other issuers. Debt obligations rated lower than Baa or BBB by Moody's or S&P, respectively, are speculative and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value does not affect the cash income from the securities, but are reflected in the Fund's net asset value. When interest rates rise, the net asset value of the Fund tends to decrease. When interest rates decline, the net asset value of the Fund tends to increase.

    Variable or floating rate debt obligations in which the Fund may invest periodically adjust their interest rates to reflect changing economic conditions. Thus, changing economic conditions specified by the terms of the security would serve to change the interest rate and the return offered to the investor. This reduces the effect of changing market conditions on the security's underlying market value.

    A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Although the Fund invests primarily in High Yield Securities, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding period for Federal income tax purposes or to seek capital appreciation.

    Because of the greater number of investment considerations involved in investing in High Yield Securities, the achievement of the Fund's investment objectives depends more on the Adviser's research abilities than would be the case if the Fund were investing primarily in securities in the higher rated categories. Because medium- to lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities that carry medium to lower ratings or, if unrated, deemed to be of comparable quality by the Adviser. See "High Yield Securities" and Appendix C for a description of corporate bond ratings.

    Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.


INTERNATIONAL SECURITIES FUND

    INTERNATIONAL SECURITIES Fund primarily seeks long-term capital growth and secondarily seeks to earn a reasonable level of current income. The Fund may invest in all types of securities issued by companies and government instrumentalities of any nation approved by the Board, subject only to industry concentration and issuer diversification restrictions described below and in the SAI. This investment flexibility permits the Fund to react to rapidly changing economic conditions among countries which cause the relative attractiveness of investments within national markets to be subject to frequent reappraisal. It is a fundamental policy of the Fund that no more than 35% of its total assets will be invested in securities issued by U.S. companies and U.S. Government Obligations or cash and cash equivalents denominated in U.S. currency. In addition, the Fund presently does not intend to invest more than 35% of its total assets in any one particular country. Further, except for temporary defensive purposes, the Fund's assets will be invested in securities of at least three different countries outside the United States. See "Foreign Securities". For defensive purposes, the Fund may temporarily invest in securities issued by U.S. companies and the U.S. Government and its agencies and instrumentalities, or cash equivalents denominated in U.S. currency, without limitation as to amount.

    The Fund may purchase securities traded on any foreign stock exchange. The Fund may also purchase ADRs and GDRs. See "American Depository Receipts and Global Depository Receipts." The Fund also may invest up to 25% of its total assets in unlisted securities of foreign issuers; provided, however, that no more than 15% of the value of its net assets may be invested in unlisted securities with a limited trading market and other illiquid investments. The investment standards for the selection of unlisted securities are the same as those used in the purchase of securities traded on a stock exchange. The Fund may also purchase stock index futures contracts and options thereon to maintain a desired percentage of the Fund invested in stocks in the event of a large cash flow into the Fund, or to generate additional income from cash held by the Fund. Stock index futures and options thereon may also be used to adjust country exposure. When the Fund purchases a stock index futures contract on foreign stocks, a corresponding foreign currency forward or foreign currency futures contract is executed to provide the same currency exposure that would result from directly owning the underlying foreign stocks. Failure to obtain such currency exposure would constitute a hedge back into U.S. dollars with respect to such index futures positions. The value of the Fund's futures positions shall not exceed 5% of the total assets in the Fund's portfolio.

    The Fund may invest in warrants, which may or may not be listed on a recognized U. S. or foreign exchange. The Fund also may enter into repurchase agreements, invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis and make loans of portfolio securities. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. In addition, the Fund can engage in hedging and options strategies.

    Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.


INVESTMENT GRADE FUND

    INVESTMENT GRADE FUND seeks to generate a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in debt securities of U.S. issuers that are rated in the four highest rated categories by Moody's or S&P, or in unrated securities that are deemed to be of comparable quality by the Adviser ("investment grade securities"). The Fund may invest up to 35% of its total assets in U.S. Government Obligations (including mortgage-backed securities) dividend-paying common and preferred stocks, obligations convertible into common stocks, repurchase agreements, debt securities rated below investment grade and money market instruments. The Fund may invest up to 5% of its net assets in corporate or government debt securities of foreign issuers which are U.S. dollar denominated and traded in U.S. markets. The Fund may also borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis, make loans of portfolio securities and invest in zero coupon or pay-in-kind securities. See "Investment Policies" for additional information concerning these securities. For temporary defensive purposes, the Fund may invest all of its assets in money market instruments, short-term fixed income securities or U.S. Government Obligations.

    The published reports of rating services are considered by the Adviser in selecting rated securities for the Fund's portfolio. The Adviser also relies, among other things, on its own credit analysis, which includes a study of the existing debt's capital structure, the issuer's ability to service debt (or to pay dividends, if investing in common or preferred stock) and the current trend of earnings for the issuer. Although up to 100% of the Fund's total assets can be invested in debt securities rated at least Baa by Moody's or at least BBB by S&P, or unrated debt securities deemed to be of comparable quality by the Adviser, no more than 5% of the Fund's net assets may be invested in debt securities rated lower than Baa by Moody's or BBB by S&P (including securities that have been downgraded) or, if unrated, deemed to be of comparable quality by the Adviser, or in any equity securities of any issuer if a majority of the debt securities of such issuer are rated lower than Baa by Moody's or BBB by S&P. Securities rated BBB or Baa by S&P or Moody's, respectively, are considered to be speculative with respect to the issuer's ability to make principal and interest payments. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates on a case-by-case basis whether to dispose of or retain a debt security which has been downgraded to a rating lower than investment grade. See "Debt Securities" and Appendix C for a description of corporate bond ratings.

    Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

TARGET MATURITY 2007 FUND
TARGET MATURITY 2010 FUND
TARGET MATURITY 2015 FUND

    TARGET MATURITY 2007 FUND seeks to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

    TARGET MATURITY 2010 FUND seeks to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

    TARGET MATURITY 2015 FUND seeks to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital.

    Each Fund seeks its objective by investing, under normal market conditions, at least 65% of its total assets in zero coupon securities that are issued, or created by third parties using securities issued by the U.S. Government and its agencies and instrumentalities. With respect to TARGET MATURITY 2007 FUND, these investments will mature no later than December 31, 2007, with respect to TARGET MATURITY 2010 FUND, these investments will mature no later than December 31, 2010, and with respect to TARGET MATURITY 2015 FUND, these investments will mature no later than December 31, 2015 (such dates being herein collectively referred to as the "Maturity Date"). On its Maturity Date, a Fund's assets will be converted to cash and the cash will be distributed or reinvested in another Fund at the investor's choice.

    Each Fund seeks to provide investors with a positive total return at the Maturity Date which, together with the reinvestment of all dividends and other distributions, exceeds their original investment in a Fund by a relatively predictable amount. While the risk of fluctuation in the values of zero coupon securities is greater when the period to maturity is longer, that risk tends to diminish as the Maturity Date approaches. Although an investor can redeem shares at the current net asset value at any time, any investor who redeems his or her shares prior to the Maturity Date is likely to achieve a different investment result than the return that was predicted on the date the investment was made, and may even suffer a significant loss.

    Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value. This discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. When held to maturity, the entire return of a zero coupon security, which consists of the accretion of the discount, comes from the difference between its issue price and its maturity value. This difference is known at the time of purchase, so investors holding zero coupon securities until maturity know the amount of their investment return at the time of their investment. The market values are subject to greater market fluctuations from changing interest rates prior to maturity than the values of debt obligations of comparable maturities that bear interest currently. See "Zero Coupon Securities-Risk Factors."

    A portion of the total realized return from conventional interest-paying bonds comes from the reinvestment of periodic interest. Since the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying bonds at the time of the original purchase, the total return of interest-paying bonds is uncertain even for investors holding the security to its maturity. This uncertainty is commonly referred to as reinvestment risk and can have a significant impact on total realized investment return. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity.

    Each Fund primarily will purchase three types of zero coupon securities. (1) U.S. Treasury STRIPS (Separately Traded Registered Interest and Principal Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury security by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. (2) STRIPS which are created when a dealer deposits a Treasury security or a Federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Bonds issued by the Financing Corporation (FICO) can be stripped in this fashion. (3) Zero coupon securities of a federal agency and instrumentality either issued directly by an agency in the form of a zero coupon bond or created by stripping an outstanding security issued thereby.

    Each Fund may invest up to 35% of its total assets in the following instruments: interest- bearing obligations issued by the U.S. Government and its agencies and instrumentalities (see "U.S. Government Obligations"), including, for Target Maturity 2007 Fund, zero coupon securities maturing beyond 2007, for Target Maturity 2010 Fund, zero coupon securities maturing beyond 2010, and for Target Maturity 2015 Fund, zero coupon securities maturing beyond 2015; corporate debt securities, including corporate zero coupon securities; repurchase agreements; and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances. Each Fund may only invest in debt securities rated A or better by Moody's or S&P or in unrated securities that are deemed to be of comparable quality by the Adviser. Debt obligations rated A or better by Moody's or S&P comprise what are known as high-grade bonds and are regarded as having a strong capacity to repay principal and make interest payments. See Appendix A for a description of corporate bond ratings. Each Fund may also invest in restricted and illiquid securities, make loans of portfolio securities and invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis. See "Investment Policies" for more information regarding these types of investments.

    Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

UTILITIES INCOME FUND

    The primary investment objective of UTILITIES INCOME FUND is to seek high current income. Long-term capital appreciation is a secondary objective. The Fund seeks its objectives by investing, under normal market conditions, at least 65% of its total assets in equity and debt securities issued by companies primarily engaged in the public utilities industry. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common or preferred stocks. Debt securities in which the Fund may invest will be rated at the time of investment at least A by Moody's or S&P or, if unrated, will be deemed to be of comparable quality as determined by the Adviser. Debt securities rated A or higher by Moody's or S&P or, if unrated, deemed to be of comparable quality by the Adviser, are regarded as having a strong capacity to pay principal and interest. The Fund's policy is to attempt to sell, within a reasonable time period, a debt security in its portfolio which has been downgraded below A, provided that such disposition is in the best interests of the Fund and its shareholders. See Appendix A for a description of corporate bond ratings. The portion of the Fund's assets invested in equity securities and in debt securities will vary from time to time due to changes in interest rates and economic and other factors.

    The utilities companies in which the Fund invests include companies primarily engaged in the ownership or operation of facilities used to provide electricity, gas, water or telecommunications (including telephone, telegraph and satellite, but not companies engaged in public broadcasting or cable television). For these purposes, "primarily engaged" means that (1) more than 50% of the company's assets are devoted to the ownership or operation of one or more facilities as described above, or (2) more than 50% of the company's operating revenues are derived from the business or combination of any of the businesses described above. It should be noted that based on this definition, the Fund may invest in companies which are also involved to a significant degree in non-public utilities activities.

    Utilities stocks generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utilities stocks can still be affected by the risks of the stock of industrial companies. Because the Fund concentrates its investments in public utilities companies, the value of its shares will be especially affected by factors peculiar to the utilities industry, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. See "Utilities Industries."

    The Fund may invest up to 35% of its total assets in the following instruments: debt securities (rated at least A by Moody's or S&P) and common and preferred stocks of non-utilities companies; U.S. Government Obligations (including mortgage-backed securities); cash; and money market instruments consisting of prime commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. The Fund may make loans of portfolio securities and invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis. The Fund may invest up to 10% of its total assets in ADRs. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its net assets. The Fund also may invest in zero coupon and pay-in-kind securities. In addition, in any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all of its assets invested in short-term fixed income securities or retained in cash or cash equivalents.

    Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.


                               INVESTMENT POLICIES

    AMERICAN DEPOSITORY RECEIPTS AND GLOBAL DEPOSITORY RECEIPTS. BLUE CHIP FUND, INTERNATIONAL SECURITIES FUND, GROWTH FUND, UTILITIES INCOME FUND, DISCOVERY FUND and FOCUSED EQUITY FUND may invest in sponsored and unsponsored ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers, and other forms of depository receipts for securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value to the ADRs. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.

    INTERNATIONAL SECURITIES FUND, GROWTH FUND and FOCUSED EQUITY FUND may also invest in sponsored and unsponsored GDRs. GDRs are issued globally and evidence a similar ownership arrangement. Generally, GDRs are designed for trading in non-U.S. securities markets. GDRs are considered to be foreign securities by INTERNATIONAL SECURITIES FUND, GROWTH FUND and FOCUSED EQUITY FUND.

    BANKERS' ACCEPTANCES. Each Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

    CERTIFICATES OF ACCRUAL ON U.S. TREASURY SECURITIES. GOVERNMENT FUND may purchase certificates, not issued by the U.S. Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Treasury. The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder. These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

    CERTIFICATES OF DEPOSIT. Each Fund may invest in bank certificates of deposit. The FDIC is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

    COMMERCIAL PAPER. Commercial paper is a promissory note issued by a corporation to finance short-term credit needs which may either be unsecured or backed by a letter of credit. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix A for a description of commercial paper ratings.

    CONVERTIBLE SECURITIES. Each Fund, other than CASH MANAGEMENT FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and TARGET MATURITY 2015 FUND, may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Adviser or, for GROWTH FUND and INTERNATIONAL SECURITIES FUND, the Subadviser will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock and the judgment of the value of the convertible security relative to the common stock at current prices.

    DEBT SECURITIES. BLUE CHIP FUND, FOCUSED EQUITY FUND, GOVERNMENT FUND, GROWTH FUND, HIGH YIELD FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 Fund, TARGET MATURITY 2010 FUND, TARGET MATURITY 2015 FUND, and UTILITIES INCOME FUND may invest in debt securities. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. Sale of debt securities prior to maturity may result in a loss and the inability to replace the sold securities with debt securities with a similar yield. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. See "High Yield Securities" and Appendix C for a description of corporate bond ratings.

    DEEP DISCOUNT SECURITIES. HIGH YIELD FUND may invest up to 15% of its total assets in securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization. Such securities are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the Adviser believes that there exist factors that are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets or other unusual circumstances. Debt instruments purchased at deep discounts may pay very high effective yields. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop paying interest and lose value or become worthless. The Adviser will attempt to balance the benefits of investing in Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated. See "High Yield Securities," below. High Yield Securities are subject to certain risks that may not be present with investments in higher grade debt securities.

    EURODOLLAR CERTIFICATES OF DEPOSIT. CASH MANAGEMENT FUND may invest in Eurodollar CDs, which are issued by London branches of domestic or foreign banks. Such securities involve risks that differ from certificates of deposit issued by domestic branches of U.S. banks. These risks include future political and economic developments, the possible imposition of United Kingdom withholding taxes on interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such securities.

    FOREIGN GOVERNMENT OBLIGATIONS. HIGH YIELD FUND may invest in foreign government obligations, which generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Investments in foreign government debt obligations involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have
limited  legal  resources  in  the  event  of  default.   Political  conditions,
especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

    FOREIGN SECURITIES. INTERNATIONAL SECURITIES FUND, HIGH YIELD FUND, DISCOVERY FUND and FOCUSED EQUITY FUND may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency), or such a Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. GROWTH FUND may invest in securities issued by foreign companies that are denominated in U.S. currency. The Funds currently do not intend to hedge their foreign investments against the risk of foreign currency fluctuations. Changes in the value of foreign currencies can therefore significantly affect a Fund's share price. Investing in foreign securities involves more risk than investing in securities of U.S. companies. A Fund can be affected by changes in exchange control regulations, as well as by economic and political developments. There may be less publicly available information about foreign companies than comparable U.S. companies; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards that are comparable to those applied to U.S. companies; some foreign trading markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries.

    INTERNATIONAL SECURITIES FUND'S, DISCOVERY FUND'S and FOCUSED EQUITY FUND'S investments in emerging markets include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these emerging market investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

    HIGH YIELD SECURITIES. BLUE CHIP FUND, FOCUSED EQUITY FUND, HIGH YIELD FUND and INVESTMENT GRADE FUND may invest in High Yield Securities. High Yield Securities are subject to certain risks that may not be present with investments in higher grade securities.

      EFFECT OF INTEREST RATE AND ECONOMIC CHANGES. High Yield Securities rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A significant economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus a Fund's net asset value. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

      Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund. While it is impossible to protect entirely against this risk, diversification of a Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities helps to minimize the impact of a decrease in value of a particular security or group of securities in a Fund's portfolio.

      THE HIGH YIELD SECURITIES MARKET. The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

      CREDIT RATINGS. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. HIGH YIELD FUND may invest in securities rated as low as D by S&P or C by Moody's or, if unrated, deemed to be of comparable quality by the Adviser. Debt obligations with these ratings either have defaulted or are in great danger of defaulting and are considered to be highly speculative. See "Deep Discount Securities." The Adviser continually monitors the investments in a Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. See Appendix C for a description of corporate bond ratings.

      LIQUIDITY AND VALUATION. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

      The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of Life Series Fund's Board of Trustees to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

    LOANS OF PORTFOLIO SECURITIES. Each Fund may loan securities to qualified broker dealers or other institutional investors provided: the borrower pledges to a Fund and agrees to maintain at all times with that Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by a Fund; a Fund pays only reasonable custodian fees in connection with the loan; and the Adviser or the Subadviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by a Fund at any time and a Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of a Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. A Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. Each Fund may make loans, together with illiquid securities, not in excess of 10% of its total assets.

    MORTGAGE-BACKED SECURITIES. BLUE CHIP FUND, FOCUSED EQUITY FUND, GOVERNMENT FUND, HIGH YIELD FUND, INVESTMENT GRADE FUND and UTILITIES INCOME FUND may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans. Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are referred to herein as "mortgage-backed securities." The market value of these securities will fluctuate as interest rates and market conditions change. In addition, prepayment of principal by the mortgagees, which often occurs with mortgage-backed securities when interest rates decline, can significantly change the realized yield of these securities.

        Each of the certificates described below is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgagees of the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid, resulting in larger cash payments to a Fund, and a Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

        Interest rate fluctuations may significantly alter the average maturity of mortgage-backed securities, due to the level of refinancing by homeowners. When interest rates rise, prepayments often drop, which should increase the average maturity of the mortgage-backed security. Conversely, when interest rates fall, prepayments often rise, which should decrease the average maturity of the mortgage-backed security.

        GNMA CERTIFICATES. GNMA certificates ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

        GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Department of Veteran Affairs ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

        LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. The Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-backed securities of the types described above. Interest received by the Fund will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

        YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

        FHLMC SECURITIES. FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.

        FNMA SECURITIES. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

      GNMA certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Payments of principal and interest on FNMA certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. FHLMC certificates represent mortgages for which FHLMC has guaranteed the timely payment of principal and interest but, like a FNMA certificate, they are not guaranteed by the full faith and credit of the U.S. Government. Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA Certificates, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA certificates or other government mortgage-backed securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in trusts that are comprised of Mortgage Assets. Unless the context indicates otherwise, references herein to CMOs include multiclass pass-through securities. Payments of principal of, and interest on, the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multiclass pass-through securities. CMOs in which Government Fund may invest are issued or guaranteed by U.S. Government agencies or instrumentalities, such as FNMA and FHLMC. See the SAI for more information on CMOs.

      STRIPPED MORTGAGE-BACKED SECURITIES. GOVERNMENT FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and TARGET MATURITY 2015 FUND may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive all of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

      RISKS OF MORTGAGE-BACKED SECURITIES. Investments in mortgage-backed securities entail market, prepayment and extension risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayment generally increases when interest rates decline. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates decline, the prepayment may only be invested at the then prevailing lower interest rate. As a result, mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates as compared with other U.S. Government securities with comparable stated maturities. Conversely, rising interest rates may cause prepayment rates to occur at a slower than expected rate. This may effectively lengthen the life of a security, which is known as extension risk. Longer term securities generally fluctuate more widely in response to changes in interest rates than shorter term securities. Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility and reduced liquidity of the market value of certain mortgage-backed securities.

    PARTICIPATION INTERESTS. Participation interests which may be held by GOVERNMENT FUND are pro rata interests in securities held either by banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities, which are represented by an agreement in writing between the Fund and the entity in whose name the security is issued, rather than possession by the Fund. The Fund will purchase participation interests only in securities otherwise permitted to be purchased by the Fund, and only when they are evidenced by deposit, safekeeping receipts, or book-entry transfer, indicating the creation of a security interest in favor of the Fund in the underlying security. However, the issuer of the participation interests to the Fund will agree in writing, among other things: to promptly remit all payments of principal, interest and premium, if any, to the Fund once received by the issuer; to repurchase the participation interest upon seven days' notice; and to otherwise service the investment physically held by the issuer, a portion of which has been sold to the Fund.

    PREFERRED STOCK. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

    REPURCHASE AGREEMENTS. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Each Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. GOVERNMENT FUND may enter into repurchase agreements only where the debt instrument subject to the agreement is a U.S. Government Obligation. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

    RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. No Fund, other than CASH MANAGEMENT FUND, will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. CASH MANAGEMENT FUND may invest up to 10% of its net assets in illiquid securities. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Board or the Adviser or a Fund Subadviser has determined under Board-approved guidelines are liquid.

    Under current guidelines of the staff of the Securities and Exchange Commission ("SEC"), interest-only and principal-only classes of fixed-rate mortgage-backed securities in which GOVERNMENT FUND may invest are considered illiquid. However, such securities issued by the U.S. Government or one of its agencies or instrumentalities will not be considered illiquid if the Adviser has determined that they are liquid pursuant to guidelines established by the Board. GOVERNMENT FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and TARGET MATURITY 2015 FUND may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price lower than could be obtained if they were more liquid. Also the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on these Fund's net asset value.

    Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

    In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

    OTC options and their underlying collateral are also considered illiquid investments. FOCUSED EQUITY FUND AND INTERNATIONAL SECURITIES FUND may invest in OTC options. If either of those Funds did so, the assets used as cover for OTC options written by the Fund would not be considered illiquid unless the OTC options were sold to qualified dealers who agreed that the Fund may repurchase any OTC option it wrote at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeded the intrinsic value of the option.

    STRIPPED U.S. TREASURY SECURITIES. GOVERNMENT FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and TARGET MATURITY 2015 FUND may invest in separated or divided U.S. Treasury securities. These instruments represent a single interest, or principal, payment on a U.S. Treasury bond which has been separated from all the other interest payments as well as the bond itself. When a Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future. The interest rate on such an instrument is determined by the price a Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles a Fund to receive when the instrument matures. The amount of the discount a Fund will receive will depend upon the length of time to maturity of the separated U.S. Treasury security and prevailing market interest rates when the separated U.S.
Treasury security is purchased. Separated U.S. Treasury securities can be considered a zero coupon investment because no payment is made to a Fund until maturity. The market values of these securities are much more susceptible to change in market interest rates than income-producing securities. These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security.

    TIME DEPOSITS. CASH MANAGEMENT FUND may invest in time deposits. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. For the most part, time deposits that may be held by the Fund would not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

     U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. Government Obligations. U.S. Government Obligations include (1) U.S. Treasury obligations (which differ only in their interest rates, maturities and times of issuance), and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States (such as securities issued by the Federal Housing Administration, Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration). The range of maturities of U.S. Government Obligations is usually three months to thirty years.

    UTILITIES INDUSTRIES. Many utilities companies, especially electric and gas and other energy-related utilities companies, have historically been subject to the risk of increases in fund and other operating costs, changes in interest rates on borrowing for capital improvement programs, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations.

    In recent years, regulatory changes in the United States have increasingly allowed utilities companies to provide services and products outside their traditional geographical areas and line of business, creating new areas of competition with the utilities industries. This trend towards deregulation and the emergence of new entrants have caused non-regulated providers of utilities services to become a significant part of the utilities industries. The Adviser believes that the emergence of competition and deregulation will result in certain utilities companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable.

    Certain utilities, especially gas and telephone utilities, have in recent years been affected by increased competition, which could adversely affect the profitability of such utilities companies. In addition, expansion by companies engaged in telephone communication services of their non-regulated activities into other businesses (such as cellular telephone services, data processing equipment retailing, computer services and financial services) has provided the opportunity for increases in earnings and dividends at faster rates than have been allowed in traditional regulated businesses. However, technological innovations and other structural changes also could adversely affect the profitability of such companies. Although the Adviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes there can be no assurance that the Fund will benefit from any such changes.

    Foreign utilities companies may be more heavily regulated than U.S. utilities companies, which may result in increased costs or otherwise adversely affect the operations of such companies. The securities of foreign utilities companies also have lower dividend yields than U.S. utilities companies. The Fund's investments in foreign issuers may include recently privatized enterprises, in which the Fund's participation may be limited or otherwise affected by local law. There can be no assurance that governments with privatization programs will continue such programs or that privatization will succeed in such countries.

    Because securities issued by utilities companies are particularly sensitive to movement in interest rates, the equity securities of such companies are more affected by movements in interest rates than are the equity securities of other companies.

    Each of these risks could adversely affect the ability and inclination of public utilities companies to declare or pay dividends and the ability of holders of common stock, such as UTILITIES INCOME FUND, to realize any value from the assets of the company upon liquidation or bankruptcy.

    VARIABLE RATE AND FLOATING RATE NOTES. CASH MANAGEMENT FUND may invest in derivative variable rate and floating rate notes. Issuers of such notes include corporations, banks, broker-dealers and finance companies. Variable rate notes include master demand notes which are obligations permitting the holder to invest fluctuating amounts, that may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

    The interest rate on a floating rate obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the right of the Fund to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. The Fund will invest in obligations that are unrated only if the Adviser determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Fund may invest. The Adviser, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio.

    VARIABLE RATE DEMAND INSTRUMENTS. CASH MANAGEMENT FUND may invest in variable rate demand instruments ("VRDIs"). VRDIs generally are revenue bonds, issued primarily by or on behalf of public authorities, and are not backed by the taxing power of the issuing authority. The interest on VRDIs is adjusted periodically, and the holder of a VRDI can demand payment of all unpaid principal plus accrued interest from the issuer on not more than seven calendar days' notice. An unrated VRDI purchased by the Fund must be backed by a standby letter of credit of a creditworthy financial institution or a similar obligation of at least equal quality. The Fund periodically reevaluates the credit risks of such unrated instruments. There is a recognized after-market for VRDIs. VRDIs may include instruments where adjustments to interest rates are limited either by state law or the instruments themselves. As a result, these instruments may experience greater changes in value than would otherwise be the case. The maturity of VRDIs is deemed to be the longer of the (a) demand period or (b) time remaining until the next adjustment to the interest rate thereon, regardless of the stated maturity on the instrument. Benefits of investing in VRDIs may include reduced risk of capital depreciation and increased yield when market interest rates rise. However, owners of such instruments forego the opportunity for capital appreciation when market interest rates fall.

    WARRANTS. FOCUSED EQUITY FUND, HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND and UTILITIES INCOME FUND may purchase warrants, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock. HIGH YIELD FUND may invest up to 35% of its total assets in warrants. International Securities Fund may invest up to 15% of its total assets in warrants. UTILITIES INCOME FUND may invest up to 65% of its total assets in warrants.

    WHEN-ISSUED SECURITIES. FOCUSED EQUITY FUND, GROWTH FUND, HIGH YIELD Fund, INTERNATIONAL SECURITIES FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND, TARGET MATURITY 2015 FUND and UTILITIES INCOME FUND may each invest up to 5%, and GOVERNMENT FUND may invest up to 25%, of its net assets in securities issued on a when-issued or delayed delivery basis. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of a Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, a Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

    ZERO COUPON AND PAY-IN-KIND SECURITIES. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. Original issue discount earned each year on zero coupon securities and the "interest" on pay-in-kind securities must be accounted for by the Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes." These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

      ZERO COUPON SECURITIES-RISK FACTORS. Zero coupon securities are debt securities and thus are subject to the same risk factors as all debt securities. See "Debt Securities-Risk Factors." The market prices of zero coupon securities, however, generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. As a result, the net asset value of shares of the TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and TARGET MATURITY 2015 FUND may fluctuate over a greater range than shares of the other Funds or mutual funds that invest in debt obligations having similar maturities but that make current distributions of interest.

      Zero coupon securities can be sold prior to their due date in the secondary market at their then prevailing market value, which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer. The prevailing market value may be more or less than the securities' value at the time of purchase. While the objective of the TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and TARGET MATURITY 2015 FUND is to seek a predictable compounded investment return for investors who hold their Fund shares until that Fund's maturity, a Fund cannot assure that it will be able to achieve a certain level of return due to the possible necessity of having to sell certain zero coupon securities to pay expenses, dividends or to meet redemptions at times and at prices that might be disadvantageous or, alternatively, the need to invest assets received from new purchases at prevailing interest rates, which would expose a Fund to reinvestment risk. In addition, no assurance can be given as to the liquidity of the market for certain of these securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Board. In accordance with such guidelines, the Adviser will monitor each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

                               PORTFOLIO TURNOVER

    Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Fund's Adviser or Subadviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage."

    The rate of portfolio turnover for the fiscal year ended December 31, 1997 for the BLUE CHIP FUND, DISCOVERY FUND, GROWTH FUND, HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND And UTILITIES INCOME FUND was 63%, 85%, 27%, 40%, 71%, 41%, 1%, 13% and 64%, respectively. The GOVERNMENT FUND was substantially restructured during 1997 to improve its total return. In particular, the Fund purchased seasoned, high coupon mortgage-backed bonds with very low prepayments; and the Fund purchased U.S. Treasury and Agency securities to extend its duration. In addition, the Fund occasionally bought or sold Treasury and Agency securities to make incremental changes in the Fund's duration. This resulted in a portfolio turnover rate for the fiscal year ended December 31, 1997 of 134%. The rate of portfolio turnover for the fiscal year ended December 31, 1998 for the BLUE CHIP FUND, DISCOVERY FUND, GROWTH FUND, HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND, UTILITIES INCOME FUND AND GOVERNMENT FUND was 91%, 121%, 26%, 42%, 109%, 60%, 1%, 0%, 105% and 107%, respectively.


                         FUTURES AND OPTIONS STRATEGIES

    None of the Funds other than the FOCUSED EQUITY FUND and INTERNATIONAL SECURITIES FUND currently intends to engage in futures and options trading. The following discussion describes all of the futures and options strategies in which a Fund could legally engage. The FOCUSED EQUITY FUND engages in such strategies relatively infrequently and over relatively short periods of time. Furthermore, it is anticipated that any hedging strategy that the FOCUSED EQUITY FUND may decide to employ will most likely be effected by buying puts on the overall market or an index, such as puts on the Standard & Poor's 500 Composite Stock Price Index. INTERNATIONAL SECURITIES FUND has only been authorized to buy futures contracts on foreign securities exchanges to gain exposure to a foreign securities market in advance of making purchases of equity securities in that market, to put cash at work while seeking equity securities to purchase, and to adjust country weightings by gaining exposure to a country. INTERNATIONAL SECURITIES FUND has not been authorized to take short positions in futures contracts to hedge against a decline in a foreign securities market. The FOCUSED EQUITY FUND and INTERNATIONAL SECURITIES FUND will only engage in strategies that are also permitted by the Commodities Futures Trading Commission ("CFTC").

    The instruments described below are sometimes referred to collectively as "Hedging Instruments." Certain special characteristics of, and risks associated with, using Hedging Instruments are discussed below. Use of these instruments is subject to the applicable regulations of the SEC, the several options and futures exchanges upon which options and futures contracts are traded and the CFTC. The discussion of these strategies does not imply that the Fund will use them to hedge against risks or for any other purpose.

    Each Fund may buy and sell put and call options on stock indices in domestic or foreign securities and foreign currencies that are traded on national securities exchanges or in the OTC market to enhance income or to hedge the Fund's portfolio. Each Fund also may write put and covered call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. Each Fund also may purchase put and call options to offset previously written put and call options of the same series. Each Fund also may write put and call options to offset previously purchased put and call options of the same series. Other than to offset closing transactions, each Fund will write only covered call options, including options on futures contracts.

    Each Fund may buy and sell financial futures contracts and options thereon that are traded on a commodities exchange or board of trade for hedging purposes. These futures contracts and related options may be on stock indices, financial indices, debt securities or foreign currencies. Each Fund also may enter into forward currency contracts.

    Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If a Fund's Subadviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. A Fund might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1) dependence on a Fund's Subadviser's ability to predict correctly movements in the direction of interest rates and securities prices, (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged, (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities, and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

    COVER FOR HEDGING AND OPTION INCOME STRATEGIES. The Funds will not use leverage in its hedging and option income strategies. The Funds will not enter into a hedging or option income strategy that exposes a Fund to an obligation to another party unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash and/or liquid assets with a value sufficient at all times to cover its potential obligations. The Funds will comply with guidelines established by the SEC with respect to coverage of hedging and option income strategies by mutual funds and, if required, will set aside cash and/or liquid assets in a segregated account with its custodian in the prescribed amount. Securities, currencies or other options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

    OPTIONS STRATEGIES. Each Fund may purchase call options on securities that a Fund's Subadviser intends to include in a Fund's portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit a Fund's potential loss on the option strategy to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and each Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium. Each Fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put option may be sold.

    Each Fund may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Funds will write covered call options on securities generally when a Fund's Subadviser believes that the premium received by a Fund, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value. Each Fund gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. Such securities may also be considered illiquid in the case of OTC options written by a Fund, and therefore subject to a Fund's limitation on investments in illiquid securities. See "Restricted Securities and Illiquid Investments." In addition, the Funds could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

    Each Fund may purchase put and call options and write covered call options on stock indices in much the same manner as the more traditional equity and debt options discussed above, except that stock index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A stock index assigns relative values to the stock included in the index and fluctuates with changes in such values. Stock index options operate in the same way as the more traditional equity options, except that settlements of stock index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the stock index. The effectiveness of hedging techniques using stock index options will depend on the extent to which price movements in the stock index selected correlate with price movements of the securities in which each Fund invests.

    Each Fund may write put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. Each Fund may write covered put options in circumstances when a Fund's Subadviser believes that the market price of the securities will not decline below the exercise price less the premiums received. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

    Currently, many options on equity securities and options on currencies are exchange-traded, whereas options on debt securities are primarily traded on the OTC market. Although many options on currencies are exchange-traded, the majority of such options are traded on the OTC market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and the opposite party with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as the loss of the expected benefit of the transaction.

    FOREIGN CURRENCY OPTIONS AND RELATED RISKS. A Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Fund holds in its portfolio or intends to purchase. For example, if the Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency, and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the currency involved. The Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the Subadviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

    SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. Each Fund may effectively terminate their right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to sell securities or currencies under a put or call option it has written, the Fund may purchase a put or call option of the same series (that is, an option identical in its terms to the put or call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, a Fund may write an option of the same series, as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying index, security or currency and the market value of the option.

    The value of an option position will reflect, among other things, the current market price of the underlying security, stock index or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, stock index or currency and general market conditions. For this reason, the successful use of options depends upon a Fund's Subadviser's ability to forecast the direction of price fluctuations in the underlying securities or currency markets or, in the case of stock index options, fluctuations in the market sector represented by the index selected.

    Options normally have expiration dates of up to nine months. Unless an option purchased by each Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

    A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although each Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there is no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because each Fund must maintain a covered position with respect to any call option it writes, the Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option. This requirement may impair each Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

    Stock index options are settled exclusively in cash. If a Fund purchases an option on a stock index, the option is settled based on the closing value of the index on the exercise date. Thus, a holder of a stock index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call option, if such a change causes the closing index value to fall below the exercise price of the option on the index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

    Each Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

    FUTURES STRATEGIES. Each Fund may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests. The Funds may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, International Securities Funds may sell foreign currency futures contracts when a Fund's Subadviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market value of the Fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to each Fund of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When a Fund's Subadviser anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, each Fund may purchase a foreign currency futures contract to hedge against that increase pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect a Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position. Each Fund also may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. Each Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a security denominated in that currency. Each Fund may purchase put options or write call options on foreign currency futures contracts as a partial hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities.

    Each Fund may sell stock index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of each Fund's portfolio. To the extent that a portion of each Fund's portfolio correlates with a given stock index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. Each Fund may purchase a stock index futures contract if a significant market or market sector advance is anticipated. Such a purchase would serve as a temporary substitute for the purchase of individual stocks, which stocks may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be partially or wholly offset by gains in the futures position.

    Each Fund may purchase call options on stock index futures to hedge against a market advance in equity securities that each Fund plans to purchase at a future date. Each Fund may write covered call options on stock index futures as a partial hedge against a decline in the prices of stocks held in the Fund's portfolio. Each Fund also may purchase put options on stock index futures contracts.

    Each Fund may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates. Each Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of those securities because a rise in the price of the securities prior to their purchase may either be offset by an increase in the value of the futures contract purchased by each Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. Each Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

    Each Fund may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that each Fund plans to acquire at a future date. Each Fund also may write covered call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio or purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

    SPECIAL RISKS RELATED TO FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.

    Options on foreign currency futures contracts may involve certain additional risks. Trading of such options is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Subadviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

    FUTURES GUIDELINES. To the extent that the Funds enter into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase) will not exceed 5% of a Fund's liquidation value, after taking into account unrealized profits and losses on any contracts into which a Fund has entered. This does not limit a Fund's assets at risk to 5%. In addition, the value of all futures sold will not exceed the total market value of a Fund's portfolio.

    SPECIAL CHARACTERISTICS AND RISKS OF FUTURES TRADING. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, each Fund is required to deposit with its respective custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% or less of the contract value. This amount is known as "initial margin." When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund's obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

    Holders and writers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option held or written. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

    Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

    Successful use by a Fund of futures contracts and related options will depend upon the respective Fund's Subadviser's ability to predict movements in the direction of the overall securities, currency and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the securities or currencies being hedged. In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract or related option moves more than the price of the underlying securities or currencies, a Fund will experience either a loss or a gain on the futures contract or related option that may or may not be completely offset by movements in the price of the securities or currencies that are the subject of the hedge.

    In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities or currencies being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities or currencies because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

    Positions in futures contracts and related options may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts or related options. Although each Fund intends to purchase or sell futures contracts and related options only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, each Fund would continue to be required to make variation margin payments.

    Like options on securities and currencies, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

    Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of the securities or currencies being hedged.

    Each Fund's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, each Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

    FORWARD CURRENCY CONTRACTS. A Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward currency contracts or foreign currency exchange rates.

    A Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date of which such payments are made or received.

    A Fund also may use forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that its Subadviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

    The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (I.E., cash) market and bear the expense of such purchase if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs. Unless the Fund's obligations under a forward contract are covered, the Fund will enter into a forward contract only if the Fund maintains cash assets in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract, as marked to market daily.

    At or before the maturity date of a forward contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract. There can be no assurance that new forward contracts or offsets always will be available for the Fund. Forward currency contracts also involve a risk that the other party to the contract may fail to deliver currency or pay for currency when due, which could result in substantial losses to the Fund. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

                             INVESTMENT RESTRICTIONS

    The investment restrictions set forth below have been adopted by the Life Series Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of Life Series Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by that Fund at the time it purchases any security.

    The investment restrictions provide that, among other things, a Fund will not:

    (1) Borrow money, except as a temporary or emergency measure in an amount not to exceed 5% of the value of its total assets.

    (2) Pledge assets, except that a Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the FOCUSED EQUITY FUND and INTERNATIONAL SECURITIES FUND's use of options, futures contracts or options on futures contracts.

    (3) Make loans, except by purchase of debt obligations and through repurchase agreements. However, Life Series Fund's Board of Trustees may, on the request of broker-dealers or other unaffiliated institutional investors which they deem qualified, authorize a Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned, the loan is terminable at will by the Fund, the Fund receives interest on the loan as well as any distributions upon the securities loaned, the Fund retains voting rights associated with the securities, the Fund pays only reasonable custodian fees in connection with the loan, and the Adviser or Subadviser monitors the creditworthiness of the borrower throughout the life of the loan; provided further, that such loans will not be made if the value of all loans is greater than an amount equal to 10% of the Fund's total assets.

    (4) Purchase, with respect to only 75% of a Fund's assets, the securities of any issuer (other than the U.S. Government) if, as a result thereof, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in the securities of such issuer; provided that this limitation in (4) (a) does not apply to the FOCUSED EQUITY FUND; or (b) the Fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities).

    (5) Purchase securities on margin (but a Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities); provided, however, that FOCUSED EQUITY FUND and INTERNATIONAL SECURITIES FUND may make margin deposits in connection with the use of options, futures contracts and options on futures contracts.

    (6) Make short sales of securities.

    (7) Buy or sell puts,  calls,  straddles or spreads,  except,  as to FOCUSED
EQUITY FUND and INTERNATIONAL SECURITIES FUND, with respect to options on securities, securities indices and foreign currencies or on futures contracts.

    (8) Purchase the securities of other investment companies or investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

    (9) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

    (10) Buy or sell real estate, commodities, or commodity contracts (unless acquired as a result of ownership of securities) or interests in oil, gas or mineral explorations; provided, however, a Fund may invest in securities secured by real estate or interests in real estate, and FOCUSED EQUITY FUND and INTERNATIONAL SECURITIES FUND may purchase or sell options on securities, securities indices and foreign currencies, stock index futures, interest rate futures and foreign currency futures, as well as options on such futures contracts.

    (11) Purchase the securities of an issuer if such purchase, at the time thereof, would cause more than 5% of the value of a Fund's total assets to be invested in securities of issuers which, including predecessors, have a record of less than three years' continuous operation.

(12) Concentrate investments in any particular industry, except that UTILITIES INCOME FUND may concentrate its investments in securities of companies in the public utilities industry.

(13) Purchase or retain securities issued by an issuer any of whose officers, directors or security-holders is an officer or director, or Trustee of the Trust or of its investment adviser if or so long as the officers, directors and Trustees of the Trust and of its investment adviser, together, own beneficially more than 5% of any class of the securities of such issuer.

    The following investment restriction is not fundamental and can be changed without prior shareholder approval:

    1. A Fund will not purchase any security if, as a result, more than 15% (10% for CASH MANAGEMENT FUND) of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.


                              TRUSTEES AND OFFICERS

    The following table lists the Trustees and executive officers of Life Series Fund, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

JAMES J. COY (84), Emeritus Trustee, 90 Buell Land, East Hampton, NY 11937. Retired; formerly Senior Vice President, James Talcott, Inc. (financial institution).

GLENN O.  HEAD*+  (73),  President  and  Trustee.  Chairman  of the  Board and
Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors Management Company, Inc. ("EIMCO"), First Investors Corporation
("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

KATHRYN S. HEAD*+ (43), Trustee, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President and Director, FIC and EIC; President EIMCO; Chairman, President and Director, First Financial Savings Bank, S.L.A.

LARRY R. LAVOIE* (51), Trustee. Assistant Secretary, ADM, EIC, EIMCO, FICC, and FIMCO; Secretary and General Counsel, FIC.

REX R. REED** (76), Trustee, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT  RUBINSTEIN**  (77),  Trustee,  695  Charolais  Circle,   Edwards,  CO
81632-1136. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.

NANCY SCHAENEN** (67), Trustee, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.

JAMES M. SRYGLEY** (66), Trustee, 39 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (66), Trustee and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH** (69), Trustee, 217 Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (41), Treasurer and Principal Accounting Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIMCO, EIMCO and FIAMCO.

CONCETTA DURSO (63), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

-----------------------

* These Trustees may be deemed to be "interested persons," as defined in the 1940 Act.
** These Trustees are members of the Board's Audit Committee.
+  Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.

      The Trustees and officers, as a group, owned less than 1% of shares of any Fund.

    All of the officers and Trustees hold identical or similar positions with 14 other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors
Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.

    The following table lists compensation paid to the Trustees of Life Series Fund for the fiscal year ended December 31, 1998.

                                        TOTAL
                                        COMPENSATION
                                        FROM FIRST
                         AGGREGATE      INVESTORS
                         COMPENSATION   FAMILY OF
                         FROM           FUNDS PAID
 TRUSTEE                 FUND*          TO TRUSTEE*+
 -------                 -----          ------------

James J. Coy**              $-0-            $-0-
Roger L. Grayson***         $-0-            $-0-
Glenn O. Head               $-0-            $-0-
Kathryn S. Head             $-0-            $-0-
Larry R. Lavoie****         $-0-            $-0-
Rex R. Reed               $8,885         $20,045
Herbert Rubinstein        $8,885         $20,045
James M. Srygley          $8,885         $20,045
John T. Sullivan            $-0-            $-0-
Robert F. Wentworth       $8,885         $20,045
Nancy Schaenen(1)         $8,120         $18,350


------------------

* Compensation to officers and interested Trustees of Life Series Fund is paid by the Adviser.

** On March 27, 1997, Mr. Coy resigned as a Trustee of Life Series Fund. Mr. Coy currently serves as an Emeritus Trustee. Mr. Coy is paid by the Adviser.

***   On August 20, 1998, Mr. Grayson resigned as a Trustee of the Fund.

**** On September 17, 1998, Mr. Lavoie was elected by the Board of Trustees to serve as a Trustee.

+ The First Investors Family of Funds consists of 15 separate registered investment companies.

(1) The dollar compensation shown for Ms. Schaenen is lower than that for the other Trustees because Ms. Schaenen was absent from one Board Meeting and did not receive compensation for that Board Meeting.


                                   MANAGEMENT

    ADVISER. Investment advisory services to the Funds are provided by First Investors Management Company, Inc. pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated June 13, 1994. The Advisory Agreement was approved by the Board of Trustees of Life Series Fund, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Trustees"), in person at a meeting called for such purpose and by a majority of the shareholders of each Fund. The Board of Trustees is responsible for overseeing the management of the Funds.

    Pursuant to the Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the Trustees. The Advisory Agreement also provides that FIMCO shall provide Life Series Fund and each Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of Life Series Fund and each Fund and assume certain expenses thereof, other than obligations or liabilities of the Funds. The Advisory Agreement may be terminated at any time without penalty by the Trustees or by a majority of the outstanding voting securities of the applicable Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the Trustees or by a majority of the outstanding voting securities of that Fund, and, in either case, by a vote of a majority of the

Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.

    Under the Advisory Agreement, each Fund pays the Adviser an annual fee, paid monthly, according to the following schedule:

                                                                   Annual
AVERAGE DAILY NET ASSETS                                           RATE

Up to $250 million..........................................        0.75%
In excess of $250 million up to $500 million................        0.72
In excess of $500 million up to $750 million................        0.69
Over $750 million...........................................        0.66

    The Adviser has an Investment Committee composed of Dennis T. Fitzpatrick, George V. Ganter, Michael Deneka, David Hanover, Glenn O. Head, Kathryn S. Head, Nancy W. Jones, Michael O'Keefe, Patricia D. Poitra, Clark D. Wagner, and Matthew Wright. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

    First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Funds' transfer agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

    Each Fund bears all expenses of its operations other than those incurred by the Adviser under the terms of its advisory agreement. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

    For the fiscal year ended December 31, 1996, BLUE CHIP FUND's advisory fees were $611,681, CASH MANAGEMENT FUND's advisory fees were $23,439, net of a waiver of $5,860, DISCOVERY FUND's advisory fees were $450,910, GOVERNMENT FUND's advisory fees were $54,997, net of a waiver of $13,749, GROWTH FUND's advisory fees were $475,966, HIGH YIELD FUND's advisory fees were $338,303, INTERNATIONAL SECURITIES FUND's advisory fees were $364,115, INVESTMENT GRADE FUND's advisory fees were $96,305, net of a waiver of $24,076, TARGET MATURITY 2007 FUND's advisory fees were $73,502, net of a waiver of $18,376; TARGET MATURITY 2010 FUND's advisory fees were $5,014, net of a waiver of $1,254 and UTILITIES INCOME FUND's advisory fees were $119,506, net of a waiver of $29,876.

    For the fiscal year ended December 31, 1997, BLUE CHIP FUND's advisory fees were $965,995, CASH MANAGEMENT FUND's advisory fees were $27,384, net of a waiver of $6,846, DISCOVERY FUND's advisory fees were $640,895, GOVERNMENT FUND's advisory fees were $54,162, net of a waiver of $13,541, GROWTH FUND's advisory fees were $777,312, HIGH YIELD FUND's advisory fees were $407,953, INTERNATIONAL SECURITIES FUND's advisory fees were $512,589, INVESTMENT GRADE FUND's advisory fees were $98,694, net of a waiver of $24,674, TARGET MATURITY 2007 FUND's advisory fees were $101,588, net of a waiver of $25,397; TARGET MATURITY 2010 FUND's advisory fees were $21,425, net of a waiver of $5,356 and UTILITIES INCOME FUND's advisory fees were $162,992, net of a waiver of $40,748. For the fiscal year ended December 31, 1997, the Adviser voluntarily reimbursed expenses for CASH MANAGEMENT FUND, GOVERNMENT FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and UTILITIES INCOME FUND in the amounts of $10,586, $12,100, $15,884, $10,255, $3,617 and $7,919,
respectively.

    For the fiscal year ended December 31, 1998, BLUE CHIP FUND's advisory fees were $1,332,265, CASH MANAGEMENT FUND's advisory fees were $30,973, net of a waiver of $7,743, DISCOVERY FUND's advisory fees were $775,442, GOVERNMENT FUND's advisory fees were $60,097, net of a waiver of $15,024, GROWTH FUND's advisory fees were $1,156,103, HIGH YIELD FUND's advisory fees were $476,199, INTERNATIONAL SECURITIES FUND's advisory fees were $630,772, INVESTMENT GRADE FUND's advisory fees were $115,165, net of a waiver of $28,791, TARGET MATURITY 2007 FUND's advisory fees were $138,611, net of a waiver of $34,652; TARGET MATURITY 2010 FUND's advisory fees were $42,953, net of a waiver of $10,738 and UTILITIES INCOME FUND's advisory fees were $246,125, net of a waiver of $61,531. For the fiscal year ended December 31, 1997, the Adviser voluntarily reimbursed expenses for CASH MANAGEMENT FUND, GOVERNMENT FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, and TARGET MATURITY 2010 FUND in the amounts of $7,391, $2,425, $3,625, $5,370, and $1,042 respectively.

    SUBADVISERS. Wellington Management Company, LLP has been retained by the Adviser and Life Series Fund as the investment subadviser to INTERNATIONAL SECURITIES FUND and GROWTH FUND under a subadvisory agreement dated June 13, 1994. Arnhold and S. Bleichroeder, Inc. has been retained by the Adviser and Life Series Fund as the investment Subadviser to FOCUSED EQUITY FUND under a subadvisory agreement dated October 14, 1999. (The subadvisory agreements with WMC and ASB shall collectively be referred to as the "Subadvisory Agreements".)

    The Subadvisory Agreements provide that they will continue, with respect to a Fund, for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board of Trustees or a majority of the outstanding voting securities of that Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreements provide that they will terminate automatically, with respect to a Fund, if assigned or upon the termination of the Advisory Agreement, and that it may be terminated without penalty by the Board of Trustees or a vote of a majority of the outstanding voting securities of that Fund, upon not more than 60 days' written notice, or by the Adviser or Subadviser on not more than 30 days' written notice. The Subadvisory Agreements provide that WMC and ASB will not be liable for any error of judgment or for any loss suffered by a Fund or the Adviser in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence (with respect to the Subadvisory Agreement with ASB, negligence) or reckless disregard of duty.

    Under the Subadvisory Agreement with WMC, the Adviser will pay to WMC a fee at an annual rate of 0.400% of the average daily net assets of the INTERNATIONAL SECURITIES FUND and GROWTH FUND, respectively, up to and including $50 million; 0.275% of the average daily net assets in excess of $50 million up to and including $150 million, 0.225% of the average daily net assets in excess of $150 million up to and including $500 million; and 0.200% of the average daily net assets in excess of $500 million. This fee is calculated separately for each Fund. WMC voluntarily has agreed to waive its fees on the first $50 million of the daily net assets of GROWTH FUND to an annual rate of 0.325%. The Adviser will retain the portion of those fees waived by WMC.

    For the fiscal year ended December 31, 1996, WMC received $192,042 for its services with respect to INTERNATIONAL SECURITIES FUND and $199,147 for its services with respect to GROWTH FUND. For the fiscal year ended December 31, 1997, WMC received $250,449 for its services with respect to the INTERNATIONAL SECURITIES FUND and $310,010 for its services with respect to GROWTH FUND. For the fiscal year ended December 31, 1998, WMC received $293,747 for its services with respect to the INTERNATIONAL SECURITIES FUND and $449,133 for its services with respect to GROWTH FUND.

        Under the Subadvisory Agreement with ASB, the Adviser will pay to ASB a fee at an annual rate of 0.400% of the average daily net assets of the FOCUSED EQUITY FUND up to and including $100 million; 0.275% of the average daily net assets in excess of $100 million up to and including $500 million, and 0.200% of the average daily net assets in excess of $500 million. This fee will be computed daily and paid monthly.


                        DETERMINATION OF NET ASSET VALUE

    Except as provided herein, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices. Securities traded in the OTC market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices prior to the time when assets are valued based upon quotes furnished by market makers for such securities. However, a Fund may determine the value of debt securities based upon prices furnished by an outside pricing service. The pricing services use quotations obtained from investment dealers or brokers for the particular securities being evaluated, information with respect to market transactions in comparable securities and consider security type, rating, market condition, yield data and other available information in determining value. Interactive Data Corporation provides pricing services for corporate debt securities and foreign equity securities. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued on at fair value as determined in good faith by or under the supervision of Life Series Fund's officers in a manner specifically authorized by the Board of Trustees.

    "When-issued securities" are reflected in the assets of a Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing service. For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

    The CASH MANAGEMENT FUND values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, a Fund must adhere to certain conditions under that Rule relating to the Fund's investments, some of which are discussed in the Prospectus. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, a Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

    The Board of Trustees of Life Series Fund has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board of Trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund maintains a dollar weighted average portfolio maturity of 90 days or less and does not purchase any instrument with a remaining maturity greater than 13 months, limits portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that the Trustees determine present minimal credit risks as advised by the Adviser, and complies with certain reporting and recordkeeping procedures. There is no assurance that a constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value per share, the Board will take appropriate action.

        EMERGENCY PRICING PROCEDURES. In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

        1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

        2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

            (a) In the case of a mail order the order will be considered received by a Fund when the postal service has delivered it to FIC's offices in Woodbridge, New Jersey prior to the close of regular trading on the NYSE, or at such other time as may be prescribed in its prospectus; and

            (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in its prospectus.

        3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

        4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the net asset value for the Funds and their shareholders.


                        ALLOCATION OF PORTFOLIO BROKERAGE

    The Adviser, WMC or ASB, as applicable, may purchase or sell portfolio securities on behalf of a Fund in agency or principal transactions with other dealers or underwriters. In agency transactions, a Fund generally pays brokerage commissions. In principal transactions, a Fund generally does not pay commissions, however the price paid for the security may include an undisclosed dealer commission or "mark-up" or selling concessions. The Adviser, WMC or ASB normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser, WMC or ASB may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Adviser, WMC or ASB may also purchase securities traded in the OTC market. As a general practice, OTC securities are usually purchased from market makers without paying commissions, although the price of the security usually will include undisclosed compensation. However, when it is advantageous to a Fund the Adviser, WMC or ASB may utilize a broker to purchase OTC securities and pay a commission.

    In purchasing and selling portfolio securities on behalf of a Fund, the Adviser, WMC or ASB will seek to obtain best execution. A Fund may pay more than the lowest available commission in return for brokerage and research services. Additionally, upon instruction by the Board, the Adviser, WMC or ASB may use commissions or dealer concessions available in fixed-priced underwritings to pay for research and other services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and Lipper's

Directors' Analytical Data concerning Fund performance and fees. The Adviser may use the research and other services to service any or all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions may pay for research or other services. In other words, a Fund's brokerage may be used to pay for a research service that is used in managing another Fund within the First Investor Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser or Subadvisers and the Fund's Board to analyze a fund's performance relative to other comparable funds. The Subadvisers may use research obtained with commissions to service their other clients.

    In selecting the broker-dealers to execute a Fund's portfolio transactions, the Adviser, WMC or ASB may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser and WMC do not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing fund shares. Moreover, no broker-dealer affiliated with the Adviser or WMC participates in commissions generated by portfolio orders placed on behalf of a Fund. ASB or an affiliate of ASB may execute brokerage transactions on behalf of the FOCUSED EQUITY FUND. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to ASB or any affiliate of ASB are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

    The Adviser and Subadvisers may combine transaction orders placed on behalf of any of the Funds with the orders of their other advisory clients for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by the Board of Trustees. In addition, some securities considered for investment by a Fund may also be appropriate for other Funds and/or clients served by WMC or ASB. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other funds or clients serviced by a Subadviser are considered at or about the same time, transactions in such securities will be allocated among the several funds and clients in a manner deemed equitable by WMC or ASB, as applicable.

    Brokerage commissions for the fiscal year ended December 31, 1996 are as follows: BLUE CHIP FUND paid $107,473 in brokerage commissions. Of that amount, $46,425 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $26,460,832. INTERNATIONAL SECURITIES FUND paid $192,286 in brokerage commissions. Of that amount, $4,302 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $2,972,468. DISCOVERY FUND paid $98,732 in brokerage commissions. Of that amount, $50,064 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $19,630,693. GROWTH FUND paid $70,083 in brokerage commissions. Of that amount, $10,277 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $8,999,871. HIGH YIELD FUND paid $418 in brokerage commissions, all of which was in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $125,354. UTILITIES INCOME FUND paid $55,051 in brokerage commissions. Of that amount, $13,900 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $5,966,660. For the same period, all other Funds of Life Series Fund did not pay brokerage commissions.

    Brokerage commissions for the fiscal year ended December 31, 1997 are as follows: BLUE CHIP FUND paid $194,635 in brokerage commissions. Of that amount, $108,092 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $87,860,801. INTERNATIONAL SECURITIES FUND paid $231,957 in brokerage commissions. Of that amount, $10,203 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $10,445,470. DISCOVERY FUND paid $136,562 in brokerage commissions. Of that amount, $60,163 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $23,951,040. GROWTH FUND paid $68,509 in brokerage commissions. Of that amount, $11,029 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $9,446,682. HIGH YIELD FUND paid $158 in brokerage commissions. Of that amount, $44 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $10,929. UTILITIES INCOME FUND paid $68,591 in brokerage commissions. Of that amount, $8,562 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $3,767,423. For the same period, all other Funds of Life Series Fund did not pay brokerage commissions.

    Brokerage commissions for the fiscal year ended December 31, 1998 are as follows: BLUE CHIP FUND paid $379,563 in brokerage commissions. Of that amount, $22,481 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $20,830,218. INTERNATIONAL SECURITIES FUND paid $392,248 in brokerage commissions. Of that amount, $7,375 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $7,052,426. DISCOVERY FUND paid $232,266 in brokerage commissions. Of that amount, $13,667 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $5,380,076. GROWTH FUND paid $89,395 in brokerage commissions. Of that amount, $17,916 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $14,375,011. UTILITIES INCOME Fund paid $125,967 in brokerage commissions. Of that amount, $12,540 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $9,302,550. For the same period, all other Funds of Life Series Fund did not pay brokerage commissions.


                                      TAXES

    Shares of the Funds are offered only to the Separate Accounts that fund the Policies and Contracts. See the applicable Separate Account Prospectus for a discussion of the special taxation of First Investors Life with respect to those accounts and of the Policyowners and Contractholders.

    To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), a Fund - each Fund being treated as a separate corporation for these purposes - must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for INTERNATIONAL SECURITIES FUND, FOCUSED EQUITY FUND, DISCOVERY FUND and HIGH YIELD FUND (each a "Foreign Fund"), net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or, for a Foreign Fund, foreign currencies, or other income (including, for International Securities Fund and Focused Equity Fund, gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or, for a Foreign Fund, those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

    If any Fund failed to qualify for  treatment as a RIC for any taxable  year,
(1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) the shareholders would treat all those distributions, including distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits, and (3) most importantly, each Separate Account invested therein would fail to satisfy the diversification requirements of section 817(h) of the Code (see below), with the result that the Contracts and Policies supported by those accounts would no longer be eligible for tax deferral. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

    Each Fund intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code (described above), place certain limitations on the assets of each Separate Account -- and of each Fund, because section 817(h) and those regulations treat the assets of a Fund as assets of the related Separate Account -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a Fund's total assets may be represented by one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions are considered the same issuer.
Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other RICs. Failure of a Fund to satisfy the section 817(h) requirements would result in taxation of First Investors Life and treatment of the Contractholders and Policyowners other than as described in the Prospectuses of the Separate Accounts.

    Dividends and interest received by a Foreign Fund, and gains realized by a Foreign Fund, may be subject to income, withholding or other taxes imposed by foreign countries that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

    Each of INTERNATIONAL SECURITIES FUND, FOCUSED EQUITY FUND and DISCOVERY FUND may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if any Fund holds stock of a PFIC, it will be subject to Federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

    If INTERNATIONAL SECURITIES FUND, FOCUSED EQUITY FUND or DISCOVERY FUND invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement -- even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

    Each of INTERNATIONAL SECURITIES FUND, FOCUSED EQUITY FUND and DISCOVERY FUND may elect to "mark-to-market" its stock in any PFICs. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over a Fund's adjusted basis in that stock as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

    FOCUSED EQUITY FUND, HIGH YIELD FUND, GOVERNMENT FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND, TARGET MATURITY 2015 FUND and UTILITIES INCOME FUND may acquire zero coupon or other securities issued with original issue discount. As a holder of those securities, each such Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, each such Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

    FOCUSED EQUITY FUND'S and INTERNATIONAL SECURITIES FUND'S use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and, with respect to INTERNATIONAL SECURITIES FUND, entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund will realize in connection therewith. Gains from a Foreign Fund's disposition of foreign currencies (except gains that may be excluded by future regulations), and in the case of each of FOCUSED EQUITY FUND and INTERNATIONAL SECURITIES FUND gains from options, futures and forward currency contracts it derives with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

    If International Securities Fund or Focused Equity Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Funds will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by the Funds or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale by the Funds if the transaction is closed within 30 days after the end of that year and the Funds hold the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Funds' risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).


                             PERFORMANCE INFORMATION

    The CASH MANAGEMENT FUND provides current yield quotations based on its daily dividends. To the extent it has net investment income, the CASH MANAGEMENT FUND declares dividends daily and pays dividends monthly from net investment income.

    For purposes of current yield quotations, dividends per share for a seven-day period are annualized (using a 365-day year basis) and divided by the CASH MANAGEMENT FUND'S average net asset value per share for the seven-day period. The current yield quoted will be for a recent seven day period. Current yields will fluctuate from time to time and are not necessarily representative of future results. You should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Current yield information is useful in reviewing the Fund's performance but, because current yield will fluctuate, such information may not provide a basis for comparison with bank deposits or other investments which may pay a fixed yield for a stated period of time, or other investment companies, which may use a different method of calculating yield.

    In addition to providing current yield quotations, the CASH MANAGEMENT FUND provides effective yield quotations for a base period return of seven days. The CASH MANAGEMENT FUND may also advertise yield for periods other than seven days, such as thirty days or twelve months. In such cases, the formula for calculating seven-day effective yield will be used, except that the base period will be thirty days or 365 days rather than seven days. An effective yield quotation is determined by a formula that requires the compounding of the unannualized base period return. Compounding is computed by adding 1 to the annualized base period return, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

    The following is an example, for purposes of illustration only, of the current and effective yield calculation for CASH MANAGEMENT FUND for the seven day period ended June 30, 1999.

Dividends per share from net
investment income (seven
calendar days ended June 30,            $0.000858399
1999) (Base Period)

Annualized (365 day basis)*             $0.044759374
Average net asset value per
share of the seven calendar
days ended June 30, 1999                $1.00

Annualized historical yield
per share for the seven
calendar days ended June 30,
1999                                    4.48%

Effective Yield**                       4.57%
Weighted average life
to maturity of the portfolio
on June 30, 1999 was 57 days

------------

* This represents the average of annualized net investment income per share for the seven calendar days ended June 30, 1999.

**   Effective Yield = [(Base Period Return+1)365/7] - 1

    A Fund may advertise its top holdings from time to time. A Fund may advertise its performance in various ways.

    Each Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

            T=[(ERV/P)^(1/n)]-1

    The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

            (ERV-P)/P  = TOTAL RETURN

    Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

    Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return will fluctuate over time and return for any given past period is not an indication or representation by a Fund of future rates of return on its shares. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

    Average annual total return and total return computed at net asset value for the periods ended June 30, 1999 are set forth in the following tables. The average annual total return and total return figures do not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which an investor may invest. If they were included, the returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN1,3


                      ONE          FIVE           TEN        LIFE OF
                      YEAR         YEARS          YEARS      FUND(2)
                      ----         -----          -----      -------

BLUE CHIP            15.36%        22.39%         N/A       15.72%
DISCOVERY             3.54%        14.04%        14.54%        N/A
FOCUSED EQUITY          N/A           N/A         N/A          N/A
GOVERNMENT            4.14%         7.02%         N/A        6.24%
GROWTH               23.50%        24.75%        16.62%        N/A
HIGH YIELD            0.94%        10.02%         9.63%        N/A
INTERNATIONAL        10.96%        14.63%         N/A       11.70%
INVESTMENT            1.98%         7.75%         N/A        7.10%
GRADE
TARGET 2007           0.83%           N/A         N/A        9.28%
TARGET 2010        (  1.55%)          N/A         N/A       10.91%
TARGET 2015             N/A           N/A         N/A          N/A
UTILITIES            16.89%        17.34%         N/A       13.42%
INCOME

-----------------------

1 Certain expenses of the Funds have been waived or reimbursed from commencement of operations through June 30, 1999. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

2 The inception dates for the Funds are as follows: BLUE CHIP - March 8, 1990; DISCOVERY - November 9, 1987; GOVERNMENT - January 7, 1992; GROWTH - November 9, 1987; HIGH YIELD - November 9, 1987; INTERNATIONAL SECURITIES - April 16, 1990; INVESTMENT GRADE - January 7, 1992; TARGET 2007 - April 26, 1995; TARGET 2010 - April 30, 1996; and UTILITIES INCOME - November 15,1993.

3 Because FOCUSED EQUITY and TARGET 2015 had no operating history when this SAI was printed, the average annual total return and total return tables indicate "N/A".

TOTAL RETURN 1,3

                      ONE          FIVE           TEN       LIFE OF
                     YEAR          YEARS         YEARS      FUND(2)
                     ----          -----         -----      -------

BLUE CHIP           15.36%         174.59%        N/A       289.64%
DISCOVERY            3.54%          92.88%    288.57%           N/A
FOCUSED EQUITY         N/A             N/A        N/A           N/A
GOVERNMENT           4.14%          40.38%        N/A        57.24%
GROWTH              23.50%         202.17%    365.20%           N/A
HIGH YIELD           0.94%          61.18%    150.67%           N/A
INTERNATIONAL       10.96%          97.90%        N/A       177.16%
INVESTMENT GRADE     1.98%          45.22%        N/A        67.09%
TARGET 2007          0.83%             N/A        N/A        44.90%
TARGET 2010        (1.55%)             N/A        N/A        35.26%
TARGET 2015            N/A             N/A        N/A           N/A
UTILITIES INCOME    16.89%         122.41%        N/A       103.06%


1 Certain expenses of the Funds have been waived or reimbursed from commencement of operations through June 30, 1999. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

2 The inception dates for the Funds are as follows: BLUE CHIP - March 8, 1990; DISCOVERY - November 9, 1987; GOVERNMENT - January 7, 1992; GROWTH - November 9, 1987; HIGH YIELD - November 9, 1987; INTERNATIONAL SECURITIES - April 16, 1990; INVESTMENT GRADE - January 7, 1992; TARGET 2007 - April 26, 1995; TARGET 2010 - April 30, 1996; and UTILITIES INCOME - November 15,1993.

3 Because FOCUSED EQUITY and TARGET 2015 had no operating history when this SAI was printed, the average annual total return and total return tables indicate "N/A".

    Each Fund may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated
period of time resulting from the payment of dividends and capital gain distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by the Funds of past or future yield or return. Examples of typical graphs and charts depicting such historical performances, compounding and hypothetical returns are included in Appendix D.

    From time to time, in reports and promotional literature, the Funds may compare their performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposit, and six-month money market certificates or indices of broad groups of unmanaged securities considered to be representative of, or similar to, a Fund's portfolio holdings, such as:

    Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

    Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

    Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

    Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

    THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., First Boston, Salomon Brothers, Morgan Stanley, Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Value Line, Datastream International, James Capel, S.G. Warburg Securities, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

    Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

    Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

    Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

    The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

    Credit Suisse First Boston High Yield Index is designed to measure the performance of the high yield bond market.

    Lehman Brothers Aggregate Index is an unmanaged index which generally covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities.

    Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, non-convertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million.

    The  NYSE   composite  of  component   indices--unmanaged   indices  of  all
    industrial, utilities, transportation, and finance stocks listed on the NYSE.

    Moody's Stock Index, an unmanaged index of utility stock performance.

    Morgan Stanley All Country World Free Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

    Morgan Stanley World Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges.

    Reuters, a wire service that frequently reports on global business.

    Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

    Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization. The Russell 2500 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

    Salomon Brothers Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S.
    Government sponsored agencies.

    Salomon Brothers Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes.

    Standard & Poor's 400 Midcap Index is an unmanaged capitalization-weighted index that is generally representative of the U.S. market for medium cap stocks.

    Standard & Poor's Smallcap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

    Standard & Poor's Utilities Index is an unmanaged capitalization weighted index comprising common stock in approximately 40 electric, natural gas distributors and pipelines, and telephone companies. The Index assumes the reinvestment of dividends.

    From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.


                               GENERAL INFORMATION

    ORGANIZATION. Life Series Fund is a Massachusetts business trust organized on June 12, 1985. The Board of Trustees of Life Series Fund has authority to issue an unlimited number of shares of beneficial interest of separate series, no par value, of Life Series Fund. The shares of beneficial interest of Life Series Fund are presently divided into thirteen separate and distinct series. Life Series Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of Life Series Fund's outstanding shares, the Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees.

    CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund, except the INTERNATIONAL SECURITIES FUND. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the INTERNATIONAL SECURITIES FUND and employs foreign sub-custodians to provide custody of the Fund's foreign assets.

    TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for each Fund and as redemption agent for regular redemptions.

    AUDITS AND REPORTS. The accounts of the Fund are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA, 19103. Shareholders receive semi-annual and annual reports of the Fund, including audited financial statements, and a list of securities owned.

    LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue N.W., Washington, D.C. 20036 serves as counsel to the Fund.

    SHAREHOLDER LIABILITY. Life Series Fund is organized as an entity known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of Life Series Fund. The Declaration of Trust however, contains, an express disclaimer of shareholder liability for acts or obligations of Life Series Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by Life Series Fund or the Trustees. The Declaration of Trust provides for indemnification out of the property of Life Series Fund of any shareholder held personally liable for the obligations of Life Series Fund. The Declaration of Trust also provides that Life Series Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Life Series Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Life Series Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Life Series Fund may have an obligation to indemnify Trustees and officers with respect to litigation.

    5% SHAREHOLDERS. As of September 30, 1999 the following owned of record or beneficially 5% or more of the outstanding shares of the Fund listed below:

FUND                    % OF SHARES          SHAREHOLDER
----                    -----------          -----------

Cash Management             7.0              Valerie Pleva
                                             George Washington Rm 1718
                                             23 Lexington Avenue
                                             New York, NY  10010


    TRADING BY PORTFOLIO MANAGERS AND OTHER ACCESS PERSONS. Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Life Series Fund and the Adviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Funds. Among other things, such persons, except the Trustees: (a) must have all non-exempt trades pre-cleared; (b) are restricted from short-term trading; (c) must provide duplicate statements and transactions confirmations to a compliance officer; and
(d) are prohibited from purchasing securities of initial public offerings.

                                   APPENDIX A
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATINGS GROUP
-------------------------------

    Standard & Poor's Rating Group ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

    A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

    Moody's Investors Service, Inc. ("Moody's") short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

    PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

    -   Leading market positions in well-established industries.
    -   High rates of return on funds employed.
    - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX B
                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

STANDARD & POOR'S

    S&P's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

    - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols are as follows:

    SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

    Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the difference between short-term credit risk and long-term risk.

    MIG-1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                                   APPENDIX C
                      DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

    1.Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    2.Nature of and provisions of the obligation;

    3.Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

    A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

    B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

    CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

    CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

    C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    CI The rating "CI" is reserved for income bonds on which no interest is being paid.

    D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

    Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

    A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX D


    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference. This assumes a hypothetical investment of $10,000.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138


                               INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate. this assumes monthly installment with a constant hypothetical return rate of 8%.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

    [The following table is represented as a graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a difference of $331,215.

               25 years old ..............   573,443
               35 years old ..............   242,228
               45 years old ..............   103,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

    [The following table is represented as a chart in the printed document.]

The following chart illustrates the historical performance of the Dow Jones Industrial Average from 1928 through 1996.

                   1928 ..................    300.00
                   1929 ..................    248.48
                   1930 ..................    164.58
                   1931 ..................     77.90
                   1932 ..................     59.93
                   1933 ..................     99.90
                   1934 ..................    104.04
                   1935 ..................    144.13
                   1936 ..................    179.90
                   1937 ..................    120.85
                   1938 ..................    154.76
                   1939 ..................    150.24
                   1940 ..................    131.13
                   1941 ..................    110.96
                   1942 ..................    119.40
                   1943 ..................    136.20
                   1944 ..................    152.32
                   1945 ..................    192.91
                   1946 ..................    177.20
                   1947 ..................    181.16
                   1948 ..................    177.30
                   1949 ..................    200.10
                   1950 ..................    235.40
                   1951 ..................    269.22
                   1952 ..................    291.89
                   1953 ..................    280.89
                   1954 ..................    404.38
                   1955 ..................    488.39
                   1956 ..................    499.46
                   1957 ..................    435.68
                   1958 ..................    583.64
                   1959 ..................    679.35
                   1960 ..................    615.88
                   1961 ..................    731.13
                   1962 ..................    652.10
                   1963 ..................    762.94
                   1964 ..................    874.12
                   1965 ..................    969.25
                   1966 ..................    785.68
                   1967 ..................    905.10
                   1968 ..................    943.75
                   1969 ..................    800.35
                   1970 ..................    838.91
                   1971 ..................    890.19
                   1972 ..................  1,020.01
                   1973 ..................    850.85
                   1974 ..................    616.24
                   1975 ..................    858.71
                   1976 ..................  1,004.65
                   1977 ..................    831.17
                   1978 ..................    805.01
                   1979 ..................    838.74
                   1980 ..................    963.98
                   1981 ..................    875.00
                   1982 ..................  1,046.55
                   1983 ..................  1,258.64
                   1984 ..................  1,211.56
                   1985 ..................  1,546.67
                   1986 ..................  1,895.95
                   1987 ..................  1,938.80
                   1988 ..................  2,168.60
                   1989 ..................  2,753.20
                   1990 ..................  2,633.66
                   1991 ..................  3,168.83
                   1992 ..................  3,301.11
                   1993 ..................  3,754.09
                   1994 ..................  3,834.44
                   1995 ..................  5,000.00
                   1996 ..................  6,000.00

     The performance of the Dow Jones Industrial Average is not indicative of the performance of any particular investment. It does not take into account fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in any index. Please note that past performance does not guarantee future results.

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME

                   1966 .......................  96.61836
                   1967 .......................  93.80423
                   1968 .......................  89.59334
                   1969 .......................  84.36285
                   1970 .......................  79.88906
                   1971 .......................  77.33694
                   1972 .......................  74.79395
                   1973 .......................  68.80768
                   1974 .......................  61.27131
                   1975 .......................  57.31647
                   1976 .......................  54.63915
                   1977 .......................  51.20820
                   1978 .......................  46.98000
                   1979 .......................  41.46514
                   1980 .......................  36.85790
                   1981 .......................  33.84564
                   1982 .......................  32.60659
                   1983 .......................  31.41290
                   1984 .......................  30.23378
                   1985 .......................  29.12696
                   1986 .......................  28.81005
                   1987 .......................  27.59583
                   1988 .......................  26.43279
                   1989 .......................  25.27035
                   1990 .......................  23.81748
                   1991 .......................  23.10134
                   1992 .......................  22.45028
                   1993 .......................  21.86006
                   1994 .......................  21.28536
                   1995 .......................  20.76620
                   1996 .......................  20.16135


                   1996 .......................  100.00
                   1997 .......................  103.00
                   1998 .......................  106.00
                   1999 .......................  109.00
                   2000 .......................  113.00
                   2001 .......................  116.00
                   2002 .......................  119.00
                   2003 .......................  123.00
                   2004 .......................  127.00
                   2005 .......................  130.00
                   2006 .......................  134.00
                   2007 .......................  138.00
                   2008 .......................  143.00
                   2009 .......................  147.00
                   2010 .......................  151.00
                   2011 .......................  156.00
                   2012 .......................  160.00
                   2013 .......................  165.00
                   2014 .......................  170.00
                   2015 .......................  175.00
                   2016 .......................  181.00
                   2017 .......................  186.00
                   2018 .......................  192.00
                   2019 .......................  197.00
                   2020 .......................  203.00
                   2021 .......................  209.00
                   2022 .......................  216.00
                   2023 .......................  222.00
                   2024 .......................  229.00
                   2025 .......................  236.00
                   2026 .......................  243.00

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and service as in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.

* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

    [The following tables are represented as graphs in the printed document.]

This chart illustrates that historically, the longer you hold onto stocks, the greater chance that you will have a positive return.

                               1926 through 1996*

                               Total           Number of       Percentage of
                             Number of         Positive           Positive
   Rolling Period             Periods           Periods           Periods
   --------------             -------           -------           -------
     1-Year                      71                51                72%
     5-Year                      67                60                90%
     10-Year                     62                60                97%
     15-Year                     57                57               100%
     20-Year                     52                52               100%


The following chart shows the compounded annual return of large company stocks compared to U.S. Treasury Bills and inflation over the most recent 15 year period. **

                    Compound Annual Return from 1982 -- 1996*

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Large Company Stocks ..........  16.79


The following chart illustrates for the period shown that long-term corporate bonds have outpaced U.S. Treasury Bills and inflation.

                    Compound Annual Return from 1982 -- 1996*

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Long-Term Corp. bonds .........  13.66


* Source: Used with permission. (c)1997 Ibbotson Associates, Inc. All rights reserved. [Certain provisions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

** Please note that U.S. Treasury bills are guaranteed as to principal and interest payments (although the funds that invest in them are not), while stocks will fluctuate in share price. Although past performance cannot guarantee future results, returns of U.S. Treasury bills historically have not outpaced inflation by as great a margin as stocks.

The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                          Your Taxable Equivalent Yield

                                        Your Federal Tax Bracket
                           ---------------------------------------------

                           28.0%        31.0%       36.0%       39.6%
  your tax-free yield
          3.00%             4.17%        4.35%       4.69%       4.97%
          3.50%             4.86%        5.07%       5.47%       5.79%
          4.00%             5.56%        5.80%       6.25%       6.62%
          4.50%             6.25%        6.52%       7.03%       7.45%
          5.00%             6.94%        7.25%       7.81%       8.25%
          5.50%             7.64%        7.97%       8.59%       9.11%


This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

    [The following table is represented as a graph in the printed document.]


The following graph illustrates how income has affected the gains from stock investments since 1965.


          S&P 500 Dividends Reinvested            S&P 500 Principal Only

12/31/64                        10,000                            10,000
12/31/65                        11,269                            10,906
12/31/66                        10,115                             9,478
12/31/67                        12,550                            11,383
12/31/68                        13,948                            12,255
12/31/69                        12,795                            10,863
12/31/70                        13,299                            10,873
12/31/71                        15,200                            12,046
12/31/72                        18,088                            13,929
12/31/73                        15,431                            11,510
12/31/74                        11,346                             8,090
12/31/75                        15,570                            10,642
12/31/76                        19,296                            12,680
12/31/77                        17,915                            11,221
12/31/78                        19,092                            11,340
12/31/79                        22,645                            12,736
12/31/80                        30,004                            16,019
12/31/81                        28,528                            14,460
12/31/82                        34,674                            16,595
12/31/83                        42,496                            19,461
12/31/84                        45,161                            19,733
12/31/85                        59,489                            24,930
12/31/86                        70,594                            28,575
12/31/87                        74,301                            29,154
12/31/88                        86,641                            32,769
12/31/89                       114,093                            41,699
12/31/90                       110,549                            38,964
12/31/91                       144,230                            49,214
12/31/92                       155,218                            51,411
12/31/93                       170,863                            55,039
12/31/94                       173,120                            54,191
12/31/95                       238,175                            72,676
12/31/96                       292,863                            87,403
11/30/97                       383,977                           112,732


Source: First Investors Management Company, Inc. Standard & Poor's is a registered trademark. The S&P 500 is an unmanaged index comprising 500 common stocks spread across a variety of industries. The total returns represented above compare the impact of reinvestment of dividends and illustrates past performance of the index. The performance of any index is not indicative of the performance of a particular investment and does not take into account the effects of inflation or the fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in any index. Mutual fund shares will fluctuate in value, therefore, the value of your original investment and your return may vary. Moreover, past performance is no guarantee of future results.

                              Financial Statements
                               as of June 30, 1999


    Registrant incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the semi-annual period ended June 30, 1999 electronically filed with the Securities and Exchange Commission on September 1, 1999 (Accession Number:
0001047469-99-034370).